No Load Class

April 30, 2023, as revised May 11, 2023	Prospectus	www.kineticsfunds.com

The Internet Fund (WWWFX) The Global Fund (WWWEX) The Paradigm Fund (WWNPX) The Small Cap Opportunities Fund (KSCOX) The Market Opportunities Fund (KMKNX) The Multi-Disciplinary Income Fund (KMDNX)
Each a series of Kinetics Mutual Funds, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the Prospectus. Any representation to the contrary is a criminal offense.

No Load Class

SUMMARY SECTION

THE INTERNET FUND
Investment Objectives
The investment objective of the Internet Fund is long-term growth of capital. The Internet Fund seeks to obtain current income as a secondary objective. The Internet Fund is the sole “feeder fund” to The Internet Portfolio, a series of Kinetics Portfolios Trust.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Internet Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Fee Table(1)

SHAREHOLDER FEES (fees paid directly from your investment)	No Load Class
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)		No Load Class
Management Fees(1)		1.25%
Distribution (Rule 12b-1) Fees		None
Other Expenses		0.52%
Shareholder Servicing Fees	0.25%
Other Operating Expenses	0.27%
Total Annual Fund Operating Expenses		1.77%
(1)This table and the example below reflect the aggregate expenses of the Internet Fund and the Internet Portfolio. The management fees paid by the Internet Fund reflect the proportionate share of fees allocated to the Internet Fund from the Internet Portfolio.

Example. This Example is intended to help you compare the cost of investing in the Internet Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Internet Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Internet Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs for the Internet Fund would be:

	1 Year	3 Years	5 Years	10 Years
No Load Class	$180	$557	$959	$2,084

Portfolio Turnover. The Internet Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Internet

Portfolio’s, and therefore the Internet Fund’s, performance. During the most recent fiscal year, the Internet Portfolio’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategy
The Internet Fund is a non-diversified fund that invests all of its investable assets in the Internet Portfolio, a series of Kinetics Portfolios Trust. Under normal circumstances, the Internet Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes in common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)), of U.S. and foreign companies engaged in the Internet and Internet‑related activities and whose businesses are vastly improved through the distribution of content and reduction of costs with the use of the Internet, such as content providers, computer hardware and software, venture capital, Internet service providers, Internet portals, wireless/broadband access, e-commerce, financial service companies, auction houses, and telecommunications. The Internet Portfolio may also invest in exchange-traded funds (“ETFs”) and purchase and write options for hedging purposes and/or direct investment.

The Internet Portfolio may invest up to 20% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities that the Investment Adviser has determined to be of comparable quality.

The Investment Adviser selects portfolio securities by evaluating a company’s positioning and business model as well as its ability to grow and expand its activities via the Internet or achieve a competitive advantage in cost/profitability and brand image leveraging via use of the Internet. The Investment Adviser also considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the Investment Adviser looks at the amount of capital a company currently expends on research and development. The Internet Portfolio may invest in companies of any size, including small and medium-sized companies. Additionally, the Internet Portfolio may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.

The Internet Portfolio may invest indirectly in bitcoins exclusively through a Delaware statutory trust (“Grayscale Bitcoin Trust”) that offers exposure to bitcoin. Grayscale Bitcoin Trust offers shares on an ongoing basis through private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the Securities Act of 1933, as amended. Bitcoins are a digital commodity that are not issued by a government, bank or central organization. Bitcoins exist on an online, peer-to-peer computer network (the “Bitcoin Network”) that hosts a public transaction ledger where bitcoin transfers are recorded (the “Blockchain”). Bitcoins have no physical existence beyond the record of transactions on the Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoins.

The Internet Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to a wholly-owned and controlled subsidiary organized under the laws of the Cayman Islands (the “Cayman Subsidiary”).

The Internet Portfolio is also the sole shareholder of a wholly owned subsidiary organized under Delaware law (the “Delaware Subsidiary”). The Internet Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to the Delaware Subsidiary. Any net gains that the Delaware Subsidiary recognizes on future sales of the contributed Grayscale Bitcoin Trust shares will be subject to federal and state corporate income tax, but the dividends that the Delaware Subsidiary pays to the Internet Portfolio

(i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) will be eligible to be treated as “qualified dividend income” under the Internal Revenue Code. The Delaware Subsidiary and the Cayman Subsidiary are each referred to herein as a “Subsidiary” and collectively as “Subsidiaries.” Additional information regarding the tax treatment of the Fund is provided in the “Taxes” section of the SAI.

In the future, the Internet Portfolio may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Internet Fund under the Internal Revenue Code if held directly. The Internet Portfolio will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through a Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Portfolio’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.
Each Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Internet Portfolio will invest in its Subsidiaries in a manner that is consistent with the limitations of the federal tax laws, rules and regulations that apply to the Internet Fund as a “regulated investment company” (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code (“Subchapter M”). However, the Internet Portfolio and each Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of each Subsidiary. Each Subsidiary also complies with Section 17 of the Investment Company Act of 1940 (the “1940 Act”) relating to affiliated transactions and custody. Unlike the Internet Fund, each Subsidiary does not, and will not, seek to qualify as a RIC. The Internet Portfolio is the sole shareholder of each Subsidiary and does not expect shares of the Subsidiaries to be offered or sold to other investors.

Sell decisions are generally triggered by either adequate value being achieved, as determined by the Investment Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sell trigger may also occur if the Investment Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk reward profile than other investment(s) held by the Internet Portfolio.

The Internet Portfolio may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Internet Portfolio during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Internet Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.

If the market advances during periods when the Internet Portfolio is holding a large cash position, the Portfolio may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Internet Portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Internet Portfolio holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

The Internet Portfolio held 22.3% of its net assets in the Texas Pacific Land Corporation (the “Land Corporation”) as of March 31, 2023. The Land Corporation is a corporation organized under the laws of the state of New York. One of the largest land owners in Texas, the Land Corporation derives most of its income from oil and gas royalty revenue, land easements and water royalties and sales. The Land Corporation has historically operated with minimal operating expenses, little to no debt and utilized cash flow to return capital to unitholders through share repurchases and dividends. While the Land Corporation has held the majority of its assets since its formation in 1888, the development of energy resources subject to its royalty interests and related land use have experienced rapid growth in recent years due to advances in energy exploration and extraction technologies.

Principal Investment Risks
Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the Internet Fund, and indirectly the Internet Portfolio, are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Internet Fund, Internet Portfolio and your investment. The first four risks are prioritized by order of importance. The remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a principal risk of investing in the Internet Fund, and indirectly the Internet Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

ª    Bitcoin Risks: The value of the Internet Portfolio’s investment in the Grayscale Bitcoin Trust directly and indirectly through its Subsidiaries is subject to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Grayscale Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Internet Portfolio’s investment in the Grayscale Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Internet Portfolio’s investment in the Grayscale Bitcoin Trust. Shares of the Grayscale Bitcoin Trust may trade at a premium or discount to the net asset value of the Grayscale Bitcoin Trust.

ª    Non-Diversification Risks: As a non-diversified investment company, the Internet Portfolio can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment may affect the overall value of the Internet Portfolio’s shares, and therefore the Internet Fund’s shares, more than shares of a diversified mutual fund that holds more investments.

ª    Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price. The Portfolio’s significant investment in a single position, makes the Portfolio especially susceptible to the risk that during certain periods the liquidity of the single position will decrease or disappear suddenly and without warning as a result of adverse market or political events, or adverse investor perceptions.

ª    Single Stock Concentration Risk: The Internet Portfolio may hold a large concentration of its net assets in a single security or issuer. Holding a large concentration in a single security or issuer may expose the portfolio to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the Portfolio’s performance.

ª    Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. Junk bonds are considered to be speculative in nature.
ª    Convertible Securities Risks: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity and interest rate risk.
ª    Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk. As a shareholder in an ETF, the Internet Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.
ª    Foreign Securities Risks: The Internet Portfolio may invest in foreign securities directly or through ADRs, GDRs and IDRs. Foreign securities can carry higher returns but involve more risks than those associated with U.S. investments. Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, less publicly available information differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities in which the Portfolio invests may be traded in markets that close before the time that the Portfolio calculates its NAV. Furthermore, certain foreign securities in which the Portfolio invests may be listed on foreign exchanges that trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of the Portfolio’s holdings may change on days when shareholders are not able to purchase or redeem the Internet Fund’s shares.
ª    Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Internet Portfolio will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A low or negative interest rate environment could cause the Internet Portfolio's earnings to fall below the Portfolio's expense ratio, resulting in a decline in the Portfolio's share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. Recently, there have been inflationary price movements and rising interest rates. The risks associated with changing interest rates may have unpredictable effects on the markets and the Internet Portfolio's investments.
ª    Internet Industry Concentration Risks: Investing a substantial portion of the Internet Portfolio’s assets in the Internet industry carries the risk that Internet-related securities will decline in price due to Internet developments. Companies that conduct business on the Internet or derive a substantial portion of their revenues from Internet-related activities in general are subject to a rate of change in technology and competition which is generally higher than that of other industries.
ª    Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions, which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Internet Portfolio. These leveraged instruments may result in losses to the Internet Portfolio or may adversely affect the Internet Portfolio’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Internet Portfolio may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.
ª    Management Risks: There is no guarantee that the Internet Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Internet Fund, nor can it assure you that the market value of your investment will not decline.
ª    Petroleum and Gas Sector Risk: The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by: natural disasters or other catastrophes; changes in exchange rates or interest rates; prices for competitive energy services, economic conditions, tax treatment, or government regulation; government intervention; negative public perception; or unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence or labor unrest). Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
ª    Regulatory Risk: Bitcoin is generally not subject to the same degree of regulation as are registered U.S. securities. The reporting, accounting and auditing standards for Bitcoin may differ from the standards for registered U.S. securities. Furthermore, countries, including the United States, may in the future curtail or outlaw the acquisition, use or redemption of bitcoins.
ª    Sector Concentration Risk: Although the Internet Portfolio will not concentrate its investments in any industries, the Internet Portfolio may, at certain times, have concentrations in one or more sectors which may cause the Portfolio to be more sensitive to economic changes or events occurring in those sectors, and the Portfolio's investments may be more volatile. As of December 31, 2022, the Portfolio had 33.6% invested in the Mining, Quarrying, and Oil and Gas Extraction sector.
ª    Small and Medium-Size Company Risks: The Internet Portfolio may invest in the equity securities of small and medium-size companies. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Internet Portfolio’s assets.
ª    Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Internet Portfolio is likely to decline in value and you could lose money on your investment. Natural disasters, public health emergencies (including epidemics and pandemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, market volatility and may have adverse long-term effects.

ª    Stock Selection Risks: The portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Internet Portfolio’s, and therefore the Internet Fund’s, investment objective.
ª    Subsidiary Risks: By investing in its Subsidiaries, the Internet Portfolio is indirectly exposed to the risks associated with each Subsidiary’s investments. Those investments held by the Subsidiaries are generally similar to the investments that are permitted to be held by the Internet Portfolio and are subject to the same risks that would apply to similar investments if held directly by the Internet Portfolio. Each Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States, Delaware and/or the Cayman Islands could result in the inability of the Internet Portfolio and/or its Subsidiaries to continue to operate and could adversely affect the Internet Fund’s performance.
ª    Tax Risks: In order to qualify as a RIC, the Internet Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investments in securities and certain other categories of investment income. It appears to be the position of the Internal Revenue Service (the “IRS”) that gain realized on bitcoin investments such as investments in the Grayscale Bitcoin Trust will not be qualifying income. The Internet Portfolio’s investment in each Subsidiary is expected to provide the Internet Fund with exposure to such bitcoin investments within the limitations of the Internal Revenue Code for qualification as a RIC because, under applicable tax rules, the earnings of each Subsidiary will be qualifying income for the RIC when distributed by the Subsidiary even though the income would not be qualifying income if earned directly by the RIC or indirectly by an entity classified as a partnership for federal income tax purposes, such as the Internet Portfolio, in which the RIC invests. There is a risk, however, that the IRS might assert that the income derived from the Internet Portfolio’s investment in a Subsidiary will not be considered qualifying income. If the Internet Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Internet Fund would be subject to diminished returns. Additionally, the Internet Fund invests, directly and indirectly, in entities that take the position that they are not subject to entity-level tax. If any such entity is reclassified as a corporation for U.S. federal income tax purposes, shareholders of the Internet Fund would be subject to diminished returns. Changes in the laws of the United States, Delaware and/or the Cayman Islands could result in the inability of the Internet Portfolio and/or its Subsidiaries to operate as described in this Prospectus and could adversely affect the Internet Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
ª    Valuation Risk: The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities or other investments, such as Bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Fair valuation of the Portfolio's investments involves subjective judgment. The Portfolio’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. Shares of Grayscale Bitcoin Trust are intended to reflect the price of bitcoin assets, less fees and expenses, and shares of the Grayscale Bitcoin Trust have historically traded, and may continue to trade, at a significant discount or premium to net asset value. As such, the price of Grayscale Bitcoin Trust may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
ª    Volatility Risk: The Portfolio may have investments, including but not limited to Bitcoin, that appreciate or depreciate significantly in value over short periods of time. This may cause the Portfolio’s net asset value per share to experience significant increases or declines in value over short periods of time.

Who may want to invest?
The Internet Fund may be appropriate for investors who:
ª    wish to invest for the long-term;
ª    want to diversify their portfolios;
ª    want to allocate some portion of their long-term investments to value equity investing;
ª    are willing to accept the volatility associated with equity and Bitcoin investing; and
ª    are comfortable with the risks described herein.

Performance
The bar chart and table shown below illustrate the variability of the Internet Fund’s returns. The bar chart indicates the risks of investing in the Internet Fund by showing the changes in the Internet Fund’s performance from year to year (on a calendar year basis). The table shows how the Internet Fund’s average annual returns, before and after taxes, compare with those of the S&P 500® Index and the NASDAQ Composite® Index, which represent broad measures of market performance. The past performance of the Internet Fund, before and after taxes, is not necessarily an indication of how the Internet Fund or the Internet Portfolio will perform in the future. Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.

The Internet Fund – No Load Class
Calendar Year Returns as of 12/31

Best Quarter:	Q4 2020	51.80%
Worst Quarter:	Q2 2022	-25.13%

The Internet Fund’s after-tax returns as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns as of 12/31/2022

	1 Year	5 Years	10 Years	Since Inception(1)
The Internet Fund (WWWFX) No Load
Return Before Taxes	-24.28%	4.66%	10.70%	13.24%
Return After Taxes on Distributions	-24.43%	3.03%	8.37%	12.25%
Return After Taxes on Distributions and Sale of Fund Shares (2)	-14.27%	3.13%	8.09%	11.72%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%	8.66%
NASDAQ Composite® Index (reflects no deductions for fees, expenses or taxes)	-33.10%	8.68%	13.24%	8.50%
(1)The Internet Fund’s No Load Class shares commenced operations on October 21, 1996 and converted into a feeder fund of the Internet Portfolio on April 28, 2000. The returns for the two indices in this column have been calculated since the October 21, 1996 inception date of the Internet Fund’s No Load Class shares.
(2)In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Return After Taxes on Distributions or Return Before Taxes due to an assumed benefit from any losses on a sale of Fund Shares at the end of the measurement period.

Management
Investment Adviser. Horizon Kinetics Asset Management LLC is the Internet Portfolio’s investment adviser.

Portfolio Managers. The Internet Portfolio is managed by an investment team with Mr. Doyle, Mr. Stahl and Mr. Davolos as the Co-Portfolio Managers. Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Peter B. Doyle	Co-Portfolio Manager	24
Murray Stahl	Co-Portfolio Manager	24
James Davolos	Co-Portfolio Manager	17
Steven Tuen	Investment Team Member	24
Steven Bregman	Investment Team Member	7

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Internet Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-930-3828, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts). There is no minimum on subsequent investments for all account types.

Tax Information
Unless you are investing through a tax-deferred arrangement, such as a 401(k) or an IRA, the Fund’s distributions will generally be taxable to you at ordinary income or capital gain tax rates, and you will generally recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its Investment Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE GLOBAL FUND

Investment Objective
The investment objective of the Global Fund is long-term growth of capital. The Global Fund is the sole “feeder fund” to The Global Portfolio, a series of Kinetics Portfolios Trust.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Global Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Fee Table(1)

SHAREHOLDER FEES (fees paid directly from your investment)	No Load Class
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)		No Load Class
Management Fees(1)		1.25%
Distribution (Rule 12b-1) Fees		None
Other Expenses		0.82%
Shareholder Servicing Fees	0.25%
Other Operating Expenses	0.57%
Total Annual Fund Operating Expenses		2.07%
Fee Waiver and/or Expense Reimbursements(2)		-0.68%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements		1.39%
(1)This table and the example below reflect the aggregate expenses of the Global Fund and the Global Portfolio.The management fees paid by the Global Fund reflect the proportionate share of fees allocated to the Global Fund from the Global Portfolio.
(2)Horizon Kinetics Asset Management LLC, the investment adviser to the Global Portfolio of the Kinetics Portfolios Trust (the “Investment Adviser”), has agreed to waive management fees and reimburse Fund expenses so that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements do not exceed 1.39%, excluding AFFE. These waivers and reimbursements are in effect until April 30, 2024, and may not be terminated without the approval of the Board.

Example. This Example is intended to help you compare the cost of investing in No Load Class shares of the Global Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Global Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Global Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year). Although your actual costs may be higher or lower, based on these assumptions your cost for the Global Fund would be:

	1 Year	3 Years	5 Years	10 Years
No Load Class	$142	$583	$1,051	$2,346

Portfolio Turnover. The Global Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Global Portfolio’s, and therefore the Global Fund’s, performance. During the most recent fiscal year, the Global Portfolio’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategy
The Global Fund is a diversified fund that invests all of its investable assets in the Global Portfolio, a series of Kinetics Portfolios Trust. Under normal circumstances, the Global Portfolio invests at least 65% of its net assets plus any borrowings for investment purposes in common stocks, exchange traded funds (“ETFs”), convertible securities, warrants and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)) of foreign and U.S. companies listed on publicly traded exchanges. At least 40% of the Global Portfolio’s net assets will be invested in companies located outside the United States. The Global Portfolio will at all times have exposure to at least three (3) countries, which may include the United States. The Global Portfolio may also purchase and write options for hedging purposes and/or direct investment and invest in participatory notes (commonly known as “P-notes”) to take positions in certain foreign securities.

The Global Portfolio may invest up to 20% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities that the Investment Adviser has determined to be of comparable quality. The Global Portfolio may invest up to 100% of its assets in companies located in emerging markets.

The Investment Adviser selects portfolio securities by evaluating a company’s positioning and business model as well as its ability to grow and expand its activities or achieve a greater competitive advantage in cost/profitability and brand image leveraging. This evaluation by the Investment Adviser includes consideration of a company’s potential to maintain and grow long lived assets, while generating high returns on capital with operating predictability and transparency. The Investment Adviser also considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. The Global Portfolio may invest in companies of any size, including small and medium-sized companies. Additionally, the Global Portfolio may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.

The Global Portfolio may invest indirectly in bitcoins exclusively through a Delaware statutory trust (“Grayscale Bitcoin Trust”) that offers exposure to bitcoin. Grayscale Bitcoin Trust offers shares on an ongoing basis through private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the Securities Act of 1933, as amended. Bitcoins are a digital commodity that are not issued by a government, bank or central organization. Bitcoins exist on an online, peer-to-peer computer network (the “Bitcoin Network”) that hosts a public transaction ledger where bitcoin transfers are recorded (the “Blockchain”). Bitcoins have no physical existence beyond the record of transactions on the Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoins.

The Global Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to a wholly-owned and controlled subsidiary organized under the laws of the Cayman Islands (the “Cayman Subsidiary”).

The Global Portfolio is also the sole shareholder of a wholly owned subsidiary organized under Delaware law (the “Delaware Subsidiary”). The Global Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to the Delaware Subsidiary. Any net gains that the Delaware Subsidiary recognizes on future sales of the contributed Grayscale Bitcoin Trust shares will be subject to federal and state corporate income tax, but the dividends that the Delaware Subsidiary pays to the Global Portfolio (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) will be eligible to be treated as “qualified dividend income” under the Internal Revenue Code. The Delaware Subsidiary and the Cayman Subsidiary are each referred to herein as a “Subsidiary” and collectively as “Subsidiaries.” Additional information regarding the tax treatment of the Fund is provided in the “Taxes” section of the SAI.

In the future, the Global Portfolio may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Global Fund under the Internal Revenue Code if held directly. The Global Portfolio will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through a Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Portfolio’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.
Each Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Global Portfolio will invest in its Subsidiaries in a manner that is consistent with the limitations of the federal tax laws, rules and regulations that apply to the Global Fund as a “regulated investment company” (“RIC”) under Subchapter M, of Subtitle A, Chapter 1, of the Internal Revenue Code (“Subchapter M”). However, the Global Portfolio and each Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of each Subsidiary. Each Subsidiary also complies with Section 17 of the Investment Company Act of 1940 (the “1940 Act”) relating to affiliated transactions and custody. Unlike the Global Fund, each Subsidiary does not, and will not, seek to qualify as a RIC. The Global Portfolio is the sole shareholder of each Subsidiary, and does not expect shares of the Subsidiaries to be offered or sold to other investors.

Sell decisions are generally triggered by either adequate value being achieved, as determined by the Investment Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sell trigger may also occur if the Investment Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk reward profile than other investment(s) held by the Global Portfolio.

The Global Portfolio may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Global Portfolio during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Global Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.

If the market advances during periods when the Global Portfolio is holding a large cash position, the Portfolio may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Global Portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Global Portfolio holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

The Global Portfolio held 17.5% of its net assets in the Texas Pacific Land Corporation (the “Land Corporation”) as of March 31, 2023. The Land Corporation is a corporation organized under the laws of the state of New York. One of the largest land owners in Texas, the Land Corporation derives most of its income from oil and gas royalty revenue, land easements and water royalties and sales. The Land Corporation has historically operated with minimal operating expenses, little to no debt and utilized cash flow to return capital to unitholders through share repurchases and dividends. While the Land Corporation has held the majority of its assets since its formation in 1888, the development of energy resources subject to its royalty interests and related land use have experienced rapid growth in recent years due to advances in energy exploration and extraction technologies.

Principal Investment Risks
The Global Portfolio’s investments, including common stocks, have inherent risks that could cause you to lose money. The principal risks of investing in the Global Fund, and indirectly the Global Portfolio, are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Global Fund, Global Portfolio and your investment. The first four risks are prioritized by order of importance. The remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a principal risk of investing in the Global Fund, and indirectly the Global Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

ª    Bitcoin Risks: The value of the Global Portfolio’s investment in the Grayscale Bitcoin Trust directly and indirectly through its Subsidiaries is subject to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Grayscale Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Global Portfolio’s investment in the Grayscale Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Global Portfolio’s investment in the Grayscale Bitcoin Trust. Shares of the Grayscale Bitcoin Trust may trade at a premium or discount to the net asset value of the Grayscale Bitcoin Trust.
ª    Single Stock Concentration Risk: The Global Portfolio may hold a large concentration of its net assets in a single security or issuer. Holding a large concentration in a single security or issuer may expose the portfolio to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the Portfolio’s performance.
ª    Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price. The Portfolio’s significant investment in a single position, makes the Portfolio especially susceptible to the risk that during certain periods the liquidity of the single position will decrease or disappear suddenly and without warning as a result of adverse market or political events, or adverse investor perceptions.
ª    Foreign Securities Risks: The Global Portfolio may invest in foreign securities directly or through ADRs, GDRs and IDRs. Foreign securities can carry higher returns but involve more risks than those associated with U.S. investments. Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, less publicly available information, differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities in which the Portfolio invests may be traded in markets that close before the time that the Portfolio calculates its NAV. Furthermore, certain foreign securities in which the Portfolio invests may be listed on foreign exchanges that trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of the Portfolio’s holdings may change on days when shareholders are not able to purchase or redeem the Global Fund’s shares.
ª    Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. Junk bonds are considered to be speculative in nature.
ª    Convertible Securities Risks: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity and interest rate risk.
ª    Counterparty Risks: Transactions involving a counterparty are subject to the credit risk of the counterparty. A Portfolio that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lends its securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Portfolio could suffer losses, including monetary losses, miss investment opportunities or be forced to hold investments it would prefer to sell. Counterparty risk is heightened during unusually adverse market conditions.
ª    Emerging Markets Risks: The risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as have historically been the case. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.
ª    Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk. As a shareholder in an ETF, the Global Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.
ª    Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Global Portfolio will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A low or negative interest rate environment could cause the Global Portfolio's earnings to fall below the Portfolio's expense ratio, resulting in a decline in the Portfolio's share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. Recently, there have been inflationary price movements and rising interest rates. The risks associated with changing interest rates may have unpredictable effects on the markets and the Global Portfolio's investments.
ª    Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions, which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Global Portfolio. These leveraged instruments may result in losses to the Global Portfolio or may adversely affect the Global Portfolio’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Global Portfolio may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.
ª    Management Risks: There is no guarantee that the Global Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Global Fund, nor can it assure you that the market value of your investment will not decline.
ª Petroleum and Gas Sector Risk: The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by: natural disasters or other catastrophes; changes in exchange rates or interest rates; prices for competitive energy services, economic conditions, tax treatment, or government regulation; government intervention; negative public perception; or unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence or labor unrest). Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

ª    Regulatory Risk: Bitcoin is generally not subject to the same degree of regulation as are registered U.S. securities. The reporting, accounting and auditing standards for Bitcoin may differ from the standards for registered U.S. securities. Furthermore, countries, including the United States, may in the future curtail or outlaw the acquisition, use or redemption of bitcoins.
ª    Small and Medium-Size Company Risks: The Global Portfolio may invest in the equity securities of small and medium-size companies. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Global Portfolio’s assets.

ª    Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Global Portfolio, and therefore the Global Fund, is likely to decline in value and you could lose money on your investment. Natural disasters, public health emergencies (including epidemics and pandemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, market volatility and may have adverse long-term effects.
ª    Stock Selection Risks: The portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Global Portfolio’s, and therefore the Global Fund’s, investment objective.
ª    Subsidiary Risks: By investing in its Subsidiaries, the Global Portfolio is indirectly exposed to the risks associated with each Subsidiary’s investments. Those investments held by the Subsidiaries are generally similar to the investments that are permitted to be held by the Global Portfolio and are subject to the same risks that would apply to similar investments if held directly by the Global Portfolio. Each Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States, Delaware and/or the Cayman Islands could result in the inability of the Global Portfolio and/or its Subsidiaries to continue to operate and could adversely affect the Global Fund’s performance.
ª    Tax Risks: In order to qualify as a RIC, the Global Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investments in securities and certain other categories of investment income. It appears to be the position of the Internal Revenue Service (the “IRS”) that gain realized on bitcoin investments such as investments in the Grayscale Bitcoin Trust will not be qualifying income. The Global Portfolio’s investment in each Subsidiary is expected to provide the Global Fund with exposure to such bitcoin investments within the limitations of the Internal Revenue Code for qualification as a RIC because, under applicable tax rules, the earnings of each Subsidiary will be qualifying income for the RIC when distributed by the Subsidiary even though the income would not be qualifying income if earned directly by the RIC or directly by an entity classified as a partnership for federal income tax purposes, such as the Global Portfolio, in which the RIC invests. There is a risk, however, that the IRS might assert that the income derived from the Global Portfolio’s investment in a Subsidiary will not be considered qualifying income. If the Global Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Global Fund would be subject to diminished returns. Additionally, the Global Fund invests, directly and indirectly, in entities that take the position that they are not subject to entity-level tax. If any such entity is reclassified as a corporation for U.S. federal income tax purposes, shareholders of the Global Fund would be subject to diminished returns. Changes in the laws of the United States, Delaware and/or the Cayman Islands could result in the inability of the Global Portfolio and/or its Subsidiaries to operate as described in this Prospectus and could adversely affect the Global Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Global Fund shareholders would likely suffer decreased investment returns.
ª    Valuation Risk: The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities or other investments, such as Bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Fair valuation of the Portfolio’s investments involves subjective judgment. The Portfolio’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. Shares of Grayscale Bitcoin Trust are intended to reflect the price of bitcoin assets, less fees and expenses, and the shares of the Grayscale Bitcoin Trust have historically traded, and may continue to trade, at a significant discount or premium to net asset value. As such, the price of Grayscale Bitcoin Trust may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
ª    Volatility Risk: The Portfolio may have investments, including but not limited to Bitcoin, that appreciate or depreciate significantly in value over short periods of time. This may cause the Portfolio’s net asset value per share to experience significant increases or declines in value over short periods of time.

Who may want to invest?
The Global Fund may be appropriate for investors who:
ª    wish to invest for the long-term;
ª    want to diversify their portfolios;
ª    want to allocate some portion of their long-term investments to value equity investing;
ª    are willing to accept the volatility associated with equity and Bitcoin investing; and
ª    are comfortable with the risks described herein.

Performance
The bar chart and table shown below illustrate the variability of the Global Fund’s returns. The bar chart indicates the risks of investing in the Global Fund by showing the changes in the Global Fund’s performance from year to year (on a calendar year basis). The table shows how the Global Fund’s average annual returns, before and after taxes, compare with those of the S&P® 500 Index and the MSCI ACWI (All Country World Index) Index (“MSCI ACWI Index”), which represent broad measures of market performance. As of March 14, 2008, the Global Fund and the Global Portfolio, which were formerly known as the Internet Emerging Growth Fund and the Internet Emerging Growth Portfolio, respectively, changed to the investment strategy set forth in this Prospectus. The performance shown for the periods or portion of periods prior to March 14, 2008 represents performance of the Global Portfolio’s prior strategy to invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities of small and medium-capitalization U.S. and foreign companies engaged in the Internet and Internet-related activities. The past performance of the Global Fund, before and after taxes, is not necessarily an indication of how the Global Fund or the Global Portfolio will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Global Fund’s performance would be reduced. Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.

The Global Fund – No Load Class
Calendar Year Returns as of 12/31

Best Quarter:	Q4 2020	30.71%
Worst Quarter:	Q4 2018	-18.32%

The Global Fund’s after-tax returns as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns as of 12/31/2022

	1 Year	5 Years	10 Years	Since Inception(1)
The Global Fund (WWWEX) No Load
Return Before Taxes	-6.46%	4.80%	7.73%	1.03%
Return After Taxes on Distributions	-6.78%	4.48%	7.31%	0.62%
Return After Taxes on Distributions and Sale of Fund Shares (2)	-3.59%	3.67%	6.19%	0.66%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%	6.27%
MSCI ACWI Index (reflects no deductions for fees, expenses or taxes)	-18.36%	5.23%	7.98%	4.45%
(1)The Global Fund’s No Load Class shares commenced operations on December 31, 1999 and converted into a feeder fund of the Global Portfolio on April 28, 2000. The returns for the indices in this column have been calculated since the December 31, 1999 inception date of the Global Fund’s No Load Class shares.

(2)In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Return After Taxes on Distributions or Return Before Taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management
Investment Adviser. Horizon Kinetics Asset Management LLC is the Global Portfolio’s investment adviser.

Portfolio Managers. The Global Portfolio is managed by an investment team with Mr. Stahl and Mr. Tuen as the Co-Portfolio Managers. Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Murray Stahl	Co-Portfolio Manager	24
Steven Tuen	Co-Portfolio Manager	20
Peter B. Doyle	Investment Team Member	24
James Davolos	Investment Team Member	17
Steven Bregman	Investment Team Member	7

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Global Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-930-3828, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts). There is no minimum on subsequent investments for all account types.

Tax Information
Unless you are investing through a tax-deferred arrangement, such as a 401(k) or an IRA, the Fund’s distributions will generally be taxable to you at ordinary income or capital gain tax rates, and you will generally recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its Investment Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE PARADIGM FUND
Investment Objective
The investment objective of the Paradigm Fund is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Paradigm Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Fee Table(1)

SHAREHOLDER FEES (fees paid directly from your investment)	No Load Class
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)		No Load Class
Management Fees(1)		1.25%
Distribution (Rule 12b-1) Fees		None
Other Expenses		0.42%
Shareholder Servicing Fees	0.25%
Other Operating Expenses	0.17%
Total Annual Fund Operating Expenses		1.67%
Fee Waiver and/or Expense Reimbursements(2)		-0.03%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements		1.64%
(1)This table and the example below reflect the aggregate expenses of the Paradigm Fund and the Paradigm Portfolio. The management fees paid by the Paradigm Fund reflect the proportionate share of fees allocated to the Paradigm Fund from the Paradigm Portfolio.
(2)Horizon Kinetics Asset Management LLC, the investment adviser to the Paradigm Portfolio of the Kinetics Portfolios Trust (the “Investment Adviser”), has agreed to waive management fees and reimburse Fund expenses so that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements do not exceed 1.64%, excluding acquired fund fees and expenses (“AFFE”). These waivers and reimbursements are in effect until April 30, 2024, and may not be terminated without the approval of the Board.

Example. This Example is intended to help you compare the cost of investing in the Paradigm Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Paradigm Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Paradigm Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year). Although your actual costs may be higher or lower, based on these assumptions your cost for the Paradigm Fund would be:

	1 Year	3 Years	5 Years	10 Years
No Load Class	$167	$524	$905	$1,974

Portfolio Turnover. The Paradigm Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Paradigm Portfolio’s, and therefore the Paradigm Fund’s, performance. During the most recent fiscal year, the Paradigm Portfolio’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategy
The Paradigm Fund is a non-diversified fund that invests all of its investable assets in the Paradigm Portfolio, a series of Kinetics Portfolios Trust. Under normal circumstances, the Paradigm Portfolio invests at least 65% of its net assets in common stocks, exchange-traded funds (“ETFs”), convertible securities, warrants and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)) of U.S. and foreign companies that the Investment Adviser believes are undervalued, that have, or are expected to soon have, high returns on equity and that are well positioned to reduce their costs, extend the reach of their distribution channels and experience significant growth in their assets or revenues. The Paradigm Portfolio will carry out its investment strategy by regarding investments as representing fractional ownership in the underlying companies’ assets. This will allow the Paradigm Portfolio, and therefore the Paradigm Fund, to attempt to achieve its investment objective by acting as a classic value investor seeking high returns on equity, an intrinsic characteristic of the investment, not a reappraisal of a company’s stock value by the market, an external factor. The Paradigm Portfolio may also purchase and write options for hedging purposes and/or direct investment.

The Paradigm Portfolio may invest up to 20% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities that the Investment Adviser has determined to be of comparable quality. The Paradigm Portfolio may invest up to 100% of its total assets in companies located in emerging markets.

The Investment Adviser selects portfolio securities by evaluating a company’s positioning and traditional business lines as well as its ability to expand its activities or achieve competitive advantage in cost/profitability and brand image leveraging. The Investment Adviser also considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. The Paradigm Portfolio may invest in companies of any size, including small and medium-size companies. Additionally, the Paradigm Portfolio may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.

The Paradigm Portfolio may invest indirectly in bitcoins exclusively through a Delaware statutory trust (“Grayscale Bitcoin Trust”) that offers exposure to bitcoin. Grayscale Bitcoin Trust offers shares on an ongoing basis through private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the Securities Act of 1933, as amended. Bitcoins are a digital commodity that are not issued by a government, bank or central organization. Bitcoins exist on an online, peer-to-peer computer network (the “Bitcoin Network”) that hosts a public transaction ledger where bitcoin transfers are recorded (the “Blockchain”). Bitcoins have no physical existence beyond the record of transactions on the Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoins.

The Paradigm Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to a wholly-owned and controlled subsidiary organized under the laws of the Cayman Islands (the “Subsidiary” or the “Cayman Subsidiary”). Additional information regarding the tax treatment of the Fund is provided in the “Taxes” section of the SAI.

In the future, the Paradigm Portfolio may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Paradigm Fund under the Internal Revenue Code if held directly. The Paradigm Portfolio will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through the Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Portfolio’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.

The Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Paradigm Portfolio will invest in its Subsidiary in a manner that is consistent with the limitations of the federal tax laws, rules and regulations that apply to the Paradigm Fund as a “regulated investment company” (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code (“Subchapter M”). However, the Paradigm Portfolio and the Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of the Subsidiary. The Subsidiary also complies with Section 17 of the Investment Company Act of 1940 (the “1940 Act”) relating to affiliated transactions and custody. Unlike the Paradigm Fund, the Subsidiary does not, and will not, seek to qualify as a RIC. The Paradigm Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

Sell decisions are generally triggered by either adequate value being achieved, as determined by the Investment Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sell trigger may also occur if the Investment Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk reward profile than other investment(s) held by the Paradigm Portfolio.

The Paradigm Portfolio may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Paradigm Portfolio during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Paradigm Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.

If the market advances during periods when the Paradigm Portfolio is holding a large cash position, the Portfolio may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Paradigm Portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Paradigm Portfolio holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

The Paradigm Portfolio held 62.4% of its net assets in the Texas Pacific Land Corporation (the “Land Corporation”) as of March 31, 2023. The Land Corporation is a corporation organized under the laws of the state of New York. One of the largest land owners in Texas, the Land Corporation derives most of its income from oil and gas royalty revenue, land easements and water royalties and sales. The Land Corporation has historically operated with minimal operating expenses, little to no debt and utilized cash flow to return capital to unitholders through share repurchases and dividends. While the Land Corporation has held the majority of its assets since its formation in 1888, the development of energy resources subject to its royalty interests and related land use have experienced rapid growth in recent years due to advances in energy exploration and extraction technologies.

Principal Investment Risks
Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the Paradigm Fund, and indirectly the Paradigm Portfolio, are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Paradigm Fund, Paradigm Portfolio and your investment. The first five risks are prioritized by order of importance. The remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a principal risk of investing in the Paradigm Fund, and indirectly the Paradigm Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

ª    Single Stock Concentration Risk: The Paradigm Portfolio may hold a large concentration of its net assets in a single security or issuer. Holding a large concentration in a single security or issuer may expose the portfolio to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the Fund’s performance.

ª    Bitcoin Risks: The value of the Paradigm Portfolio’s investment in the Grayscale Bitcoin Trust directly and indirectly through its Subsidiaries is subject to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Grayscale Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Paradigm Portfolio’s investment in the Grayscale Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Paradigm Portfolio’s investment in the Grayscale Bitcoin Trust. Shares of the Grayscale Bitcoin Trust may trade at a premium or discount to the net asset value of the Grayscale Bitcoin Trust.

ª    Non-Diversification Risks: As a non-diversified investment company, the Paradigm Portfolio can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment may affect the overall value of the Paradigm Portfolio’s shares, and therefore the Paradigm Fund’s shares, more than shares of a diversified mutual fund that holds more investments.

ª    Regulatory Risk: Bitcoin is generally not subject to the same degree of regulation as are registered U.S. securities. The reporting, accounting and auditing standards for Bitcoin may differ from the standards for registered U.S. securities. Furthermore, countries, including the United States, may in the future curtail or outlaw the acquisition, use or redemption of bitcoins.

ª    Petroleum and Gas Sector Risk: The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by: natural disasters or other catastrophes; changes in exchange rates or interest rates; prices for competitive energy services, economic conditions, tax treatment, or government regulation; government intervention; negative public perception; or unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence or labor unrest). Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

ª    Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. Junk bonds are considered to be speculative in nature.
ª    Convertible Securities Risks: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity and interest rate risk.
ª    Emerging Markets Risks: The risks of foreign investments are usually much greater for the emerging markets. Investments in emerging markets may be considered speculative. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.
ª    Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk. As a shareholder in an ETF, the Paradigm Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.
ª    Foreign Securities Risks: The Paradigm Portfolio may invest in foreign securities directly or through ADRs, GDRs and IDRs. Foreign securities can carry higher returns but involve more risks than those associated with U.S. investments. Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, less publicly available information, differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities in which the Portfolio invests may be traded in markets that close before the time that the Portfolio calculates its NAV. Furthermore, certain foreign securities in which the Portfolio invests may be listed on foreign exchanges that trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of the Portfolio’s holdings may change on days when shareholders are not able to purchase or redeem the Paradigm Fund’s shares.
ª    Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Paradigm Portfolio will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A low or negative interest rate environment could cause the Paradigm Portfolio's earnings to fall below the Portfolio's expense ratio, resulting in a decline in the Portfolio's share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. Recently, there have been inflationary price movements and rising interest rates. The risks associated with changing interest rates may have unpredictable effects on the markets and the Paradigm Portfolio's investments.
ª    Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions, which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Paradigm Portfolio. These leveraged instruments may result in losses to the Paradigm Portfolio or may adversely affect the Paradigm Portfolio’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Paradigm Portfolio may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.
ª    Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price. The Portfolio’s significant investment in a single position, makes the Portfolio especially susceptible to the risk that during certain periods the liquidity of the single position will decrease or disappear suddenly and without warning as a result of adverse market or political events, or adverse investor perceptions.
ª    Management Risks: There is no guarantee that the Paradigm Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Paradigm Fund, nor can it assure you that the market value of your investment will not decline.
ª    Sector Concentration Risk: Although the Paradigm Portfolio will not concentrate its investments in any industries, the Paradigm Portfolio may, at certain times, have concentrations in one or more sectors which may cause the Portfolio to be more sensitive to economic changes or events occurring in those sectors, and the Portfolio’s investments may be more volatile. As of December 31, 2022, the Portfolio had 70.9% invested in the Mining, Quarrying, and Oil and Gas Extraction sector.
ª    Small and Medium-Size Company Risks: The Paradigm Portfolio may invest in the equity securities of small and medium-size companies. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Paradigm Portfolio’s assets.
ª    Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Paradigm Portfolio, and therefore the Paradigm Fund, is likely to decline in value and you could lose money on your investment. Natural disasters, public health emergencies (including epidemics and pandemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, market volatility and may have adverse long-term effects.

ª    Stock Selection Risks: The portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Paradigm Portfolio’s, and therefore the Paradigm Fund’s, investment objective.
ª    Subsidiary Risks: By investing in the Subsidiary, the Paradigm Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. Those investments held by the Subsidiary are generally similar to the investments that are permitted to be held by the Paradigm Portfolio and are subject to the same risks that would apply to similar investments if held directly by the Paradigm Portfolio. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Paradigm Portfolio and/or its Subsidiary to continue to operate and could adversely affect the Paradigm Fund’s performance.
ª    Tax Risks: In order to qualify as a RIC, the Paradigm Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investments in securities and certain other categories of investment income. It appears to be the position of the Internal Revenue Service (the “IRS”) that gain realized on bitcoin investments such as investments in the Grayscale Bitcoin Trust will not be qualifying income. The Paradigm Portfolio’s investment in the Subsidiary is expected to provide the Paradigm Fund with exposure to such bitcoin investments within the limitations of the Internal Revenue Code for qualification as a RIC because, under applicable tax rules, the earnings of the Subsidiary will be qualifying income for the RIC when distributed by the Subsidiary even though the income would not be qualifying income if earned directly by the RIC or directly by an entity classified as a partnership for federal income tax purposes, such as the Paradigm Portfolio, in which the RIC invests. There is a risk, however, that the IRS might assert that the income derived from the Paradigm Portfolio’s investment in the Subsidiary will not be considered qualifying income. If the Paradigm Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Paradigm Fund would be subject to diminished returns. Additionally, the Paradigm Fund invests, directly and indirectly, in entities that take the position that they are not subject to entity-level tax. If any such entity is reclassified as a corporation for U.S. federal income tax purposes, shareholders of the Paradigm Fund would be subject to diminished returns. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Paradigm Portfolio and/or its Subsidiary to operate as described in this Prospectus and could adversely affect the Paradigm Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Paradigm Fund shareholders would likely suffer decreased investment returns.
ª    Valuation Risk: The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities or other investments, such as Bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Fair valuation of the Portfolio’s investments involves subjective judgment. The Portfolio’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. Shares of Grayscale Bitcoin Trust are intended to reflect the price of bitcoin assets, less fees and expenses, and shares of the Grayscale Bitcoin Trust have historically traded, and may continue to trade, at a significant discount or premium to net asset value. As such, the price of Grayscale Bitcoin Trust may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
ª    Volatility Risk: The Portfolio may have investments, including but not limited to Bitcoin, that appreciate or depreciate significantly in value over short periods of time. This may cause the Portfolio’s net asset value per share to experience significant increases or declines in value over short periods of time.
Who may want to invest?
The Paradigm Fund may be appropriate for investors who:
ª    wish to invest for the long-term;
ª    want to diversify their portfolios;
ª    want to allocate some portion of their long-term investments to equity investing;
ª    are willing to accept the volatility associated with equity and Bitcoin investing; and
ª    are comfortable with the risks described herein.

Performance
The bar chart and table shown below illustrate the variability of the Paradigm Fund’s returns. The bar chart indicates the risks of investing in the Paradigm Fund by showing the changes in the Paradigm Fund’s performance from year to year (on a calendar year basis). The table shows how the Paradigm Fund’s average annual returns, before and after taxes, compare with those of the S&P 500® Index and the MSCI ACWI (All Country World Index) Index (“MSCI ACWI Index”), which represent broad measures of market performance. The past performance of the Paradigm Fund, before and after taxes, is not necessarily an indication of how the Paradigm Fund or the Paradigm Portfolio will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in effect, the Paradigm Fund’s performance would be reduced. Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.

The Paradigm Fund – No Load Class
Calendar Year Returns as of 12/31

Best Quarter:	Q1 2021	54.40%
Worst Quarter:	Q1 2020	-32.22%

The Paradigm Fund’s after-tax returns as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment.

Average Annual Total Returns as of 12/31/2022

	1 Year	5 Years	10 Years	Since Inception(1)
The Paradigm Fund (WWNPX) No Load
Return Before Taxes	29.17%	17.84%	16.50%	11.46%
Return After Taxes on Distributions	28.57%	16.93%	16.03%	11.18%
Return After Taxes on Distributions and Sale of Fund Shares	17.70%	14.17%	13.93%	10.13%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%	6.27%
MSCI ACWI Index (reflects no deductions for fees, expenses or taxes)	-18.36%	5.23%	7.98%	4.45%
(1)The Paradigm Fund’s No Load Class shares commenced operations on December 31, 1999 and converted into a feeder fund of the Paradigm Portfolio on April 28, 2000. The returns for the two indices in this column have been calculated since the December 31, 1999 inception date of the Paradigm Fund’s No Load Class shares.

Management
Investment Adviser. Horizon Kinetics Asset Management LLC is the Paradigm Portfolio’s investment adviser.

Portfolio Managers. The Paradigm Portfolio is managed by an investment team with Mr. Doyle, Mr. Stahl, and Mr. Bregman as the Co-Portfolio Managers. Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Peter B. Doyle	Co-Portfolio Manager	24
Murray Stahl	Co-Portfolio Manager	24
Steven Bregman	Co-Portfolio Manager	7
James Davolos	Investment Team Member	17

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Paradigm Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-930-3828, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts). There is no minimum on subsequent investments for all account types.

Tax Information
Unless you are investing through a tax-deferred arrangement, such as a 401(k) or an IRA, the Fund’s distributions will generally be taxable to you at ordinary income or capital gain tax rates, and you will generally recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its Investment Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE SMALL CAP OPPORTUNITIES FUND
Investment Objective
The investment objective of the Small Cap Opportunities Fund (the “Small Cap Fund”) is long-term growth of capital. The Small Cap Fund is the sole “feeder fund” to The Small Cap Opportunities Portfolio (the “Small Cap Portfolio”), a series of Kinetics Portfolios Trust.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Small Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Fee Table(1)

SHAREHOLDER FEES (fees paid directly from your investment)	No Load Class
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)		No Load Class
Management Fees(1)		1.25%
Distribution (Rule 12b-1) Fees		None
Other Expenses		0.44%
Shareholder Servicing Fees	0.25%
Other Operating Expenses	0.19%
Total Annual Fund Operating Expenses		1.69%
Fee Waiver and/or Expense Reimbursements(2)		-0.05%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements		1.64%
(1)This table and the example below reflect the aggregate expenses of the Small Cap Fund and the Small Cap Opportunities Portfolio (the “Small Cap Portfolio”). The management fees paid by the Small Cap Fund reflect the proportionate share of fees allocated to the Small Cap Fund from the Small Cap Portfolio.
(2)Horizon Kinetics Asset Management LLC, the investment adviser to the Small Cap Portfolio of the Kinetics Portfolios Trust (the “Investment Adviser”), has agreed to waive management fees and reimburse Fund expenses so that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements do not exceed 1.64%, excluding AFFE. These waivers and reimbursements are in effect until April 30, 2024, and may not be terminated without the approval of the Board.

Example. This Example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Small Cap Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year). Although your actual costs may be higher or lower, based on these assumptions your cost for the Small Cap Fund would be:

	1 Year	3 Years	5 Years	10 Years
No Load Class	$167	$528	$913	$1,994

Portfolio Turnover. The Small Cap Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Small Cap Portfolio’s, and therefore the Small Cap Fund’s, performance. During the most recent fiscal year, the Small Cap Portfolio’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategy
The Small Cap Fund is a non-diversified fund that invests all of its investable assets in the Small Cap Portfolio, a series of Kinetics Portfolios Trust. Under normal circumstances, the Small Cap Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes in common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)) of U.S. and foreign small capitalization companies that provide attractive valuation opportunities. The Small Cap Portfolio’s Investment Adviser considers small cap companies to be those with market capitalizations at or below the highest market capitalization of a component security within the S&P 600® SmallCap Index. The highest market capitalization of a company within the S&P 600® SmallCap Index was approximately $5.8 billion as of March 31, 2023. The Small Cap Portfolio may also invest in exchange-traded funds (“ETFs”) and purchase and write options for hedging purposes and/or direct investment.

The Small Cap Portfolio may invest up to 20% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities that the Investment Adviser has determined to be of comparable quality.

The Small Cap Portfolio focuses on undervalued and special situation small capitalization equities that the Investment Adviser believes have the potential for rewarding long-term investment results. Small Cap Portfolio securities will generally be selected from companies that are engaged in a number of industries if, in the Investment Adviser’s opinion, they are selling below their perceived intrinsic value, have limited or no institutional ownership, have had short-term earnings shortfalls, have had a recent initial public offering (“IPO”) but have not attracted significant analyst coverage, are selling at or below book or replacement value, or have modest price to earnings ratios. The Investment Adviser considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. The Investment Adviser also looks at the amount of capital a company spends on research and development. Additionally, the Small Cap Portfolio may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.

The Small Cap Portfolio may invest indirectly in bitcoins exclusively through a Delaware statutory trust (“Grayscale Bitcoin Trust”) that offers exposure to bitcoin. Grayscale Bitcoin Trust offers shares on an ongoing basis through private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the Securities Act of 1933, as amended. Bitcoins are a digital commodity that are not issued by a government, bank or central organization. Bitcoins exist on an online, peer-to-peer computer network (the “Bitcoin Network”) that hosts a public transaction ledger where bitcoin transfers are recorded (the “Blockchain”). Bitcoins have no physical existence beyond the record of transactions on the Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoins.

The Small Cap Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to a wholly-owned and controlled subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”).

In the future, the Small Cap Portfolio may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Small Cap Fund under the Internal Revenue Code if held directly. The Small Cap Portfolio will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through a Subsidiary, would be more than 15% of its assets at the time of investment. However, the Portfolio’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.
The Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Small Cap Portfolio will invest in its Subsidiary in a manner that is consistent with the limitations of the federal tax laws, rules and regulations that apply to the Small Cap Fund as a “regulated investment company” (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code (“Subchapter M”). However, the Small Cap Portfolio and its Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of the Subsidiary. The Subsidiary also complies with Section 17 of the Investment Company Act of 1940 (the “1940 Act”) relating to affiliated transactions and custody. Unlike the Small Cap Fund, the Subsidiary does not, and will not, seek to qualify as a RIC. The Small Cap Portfolio is the sole shareholder of its Subsidiary and does not expect shares of its Subsidiary to be offered or sold to other investors.

Sell decisions are generally triggered by either adequate value being achieved, as determined by the Investment Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sell trigger may also occur if the Investment Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk reward profile than other investment(s) held by the Small Cap Portfolio.

The Small Cap Portfolio may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Small Cap Portfolio during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Small Cap Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.

If the market advances during periods when the Small Cap Portfolio is holding a large cash position, the Portfolio may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Small Cap Portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Small Cap Portfolio holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

The Small Cap Portfolio held 45.1% of its net assets in the Texas Pacific Land Corporation (the “Land Corporation”) as of March 31, 2023. The Land Corporation is a corporation organized under the laws of the state of New York. One of the largest land owners in Texas, the Land Corporation derives most of its income from oil and gas royalty revenue, land easements and water royalties and sales. The Land

Corporation has historically operated with minimal operating expenses, little to no debt and utilized cash flow to return capital to unitholders through share repurchases and dividends. While the Land Corporation has held the majority of its assets since its formation in 1888, the development of energy resources subject to its royalty interests and related land use have experienced rapid growth in recent years due to advances in energy exploration and extraction technologies.

Principal Investment Risks
Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the Small Cap Fund, and indirectly the Small Cap Portfolio, are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Small Cap Fund, the Small Cap Portfolio and your investment. The first four risks are prioritized by order of importance. The remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a principal risk of investing in the Small Cap Fund, and indirectly the Small Cap Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.
ª    Single Stock Concentration Risk: The Small Cap Portfolio may hold a large concentration of its net assets in a single security or issuer. Holding a large concentration in a single security or issuer may expose the portfolio to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the Fund’s performance.
ª    Bitcoin Risks: The value of the Small Cap Portfolio’s investment in the Grayscale Bitcoin Trust directly and indirectly through its Subsidiary is subject to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Grayscale Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Small Cap Portfolio’s investment in the Grayscale Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Small Cap Portfolio’s investment in the Grayscale Bitcoin Trust. Shares of the Grayscale Bitcoin Trust may trade at a premium or discount to the net asset value of the Grayscale Bitcoin Trust.
ª    Non-Diversification Risks: As a non-diversified investment company, the Small Cap Portfolio can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment may affect the overall value of the Small Cap Portfolio’s shares, and therefore the Small Cap Fund’s shares, more than shares of a more diversified mutual fund that holds more investments.
ª    Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price. The Portfolio’s significant investment in a single position, makes the Portfolio especially susceptible to the risk that during certain periods the liquidity of the single position will decrease or disappear suddenly and without warning as a result of adverse market or political events, or adverse investor perceptions.
ª    Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. Junk bonds are considered to be speculative in nature.

ª    Convertible Securities Risks: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity and interest rate risk.
ª    Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk. As a shareholder in an ETF, the Small Cap Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.
ª    Foreign Securities Risks: The Small Cap Portfolio may invest in foreign securities directly or through ADRs, GDRs and IDRs. Foreign securities can carry higher returns but involve more risks than those associated with U.S. investments. Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, less publicly available information, differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities in which the Portfolio invests may be traded in markets that close before the time that the Portfolio calculates its NAV. Furthermore, certain foreign securities in which the Portfolio invests may be listed on foreign exchanges that trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of the Portfolio’s holdings may change on days when shareholders are not able to purchase or redeem the Small Cap Fund’s shares.
ª    Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Small Cap Portfolio will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A low or negative interest rate environment could cause the Small Cap Portfolio's earnings to fall below the Portfolio's expense ratio, resulting in a decline in the Portfolio's share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. Recently, there have been inflationary price movements and rising interest rates. The risks associated with changing interest rates may have unpredictable effects on the markets and the Small Cap Portfolio's investments.
ª    IPO Risk: IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
ª    Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions, which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Small Cap Portfolio. These leveraged instruments may result in losses to the Small Cap Portfolio or may adversely affect the Small Cap Portfolio’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Small Cap Portfolio may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.
ª    Management Risks: There is no guarantee that the Small Cap Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Small Cap Fund, nor can it assure you that the market value of your investment will not decline.
ª    Petroleum and Gas Sector Risk: The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by: natural disasters or other catastrophes; changes in exchange rates or interest rates; prices for competitive energy services, economic conditions, tax treatment, or government regulation; government intervention; negative public perception; or unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence or labor unrest). Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
ª    Regulatory Risk: Bitcoin is generally not subject to the same degree of regulation as are registered U.S. securities. The reporting, accounting and auditing standards for Bitcoin may differ from the standards for registered U.S. securities. Furthermore, countries, including the United States, may in the future curtail or outlaw the acquisition, use or redemption of bitcoins.
ª    Sector Concentration Risk: Although the Small Cap Portfolio will not concentrate its investments in any industries, the Small Cap Portfolio may, at certain times, have concentrations in one or more sectors which may cause the Portfolio to be more sensitive to economic changes or events occurring in those sectors, and the Portfolio's investments may be more volatile. As of December 31, 2022, the Portfolio had 52.4% invested in the Mining, Quarrying and Oil and Gas Extraction sector.
ª    Small-Capitalization Company Risks: The Small Cap Portfolio primarily invests in the stocks of small-capitalization companies. Small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Small Cap Portfolio’s assets.
ª    Special Situations Risks: The Small Cap Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Small Cap Portfolio, and therefore the Small Cap Fund.
ª    Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Small Cap Portfolio, and therefore the Small Cap Fund, is likely to decline in value and you could lose money on your investment. Natural disasters, public health emergencies (including epidemics and pandemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, market volatility and may have adverse long-term effects.

ª    Stock Selection Risks: The portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Small Cap Portfolio’s, and therefore the Small Cap Fund’s, investment objective.
ª    Subsidiary Risks: By investing in its Subsidiary, the Small Cap Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. Those investments held by the Subsidiary are generally similar to the investments that are permitted to be held by the Small Cap Portfolio and are subject to the same risks that would apply to similar investments if held directly by the Small Cap Portfolio. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Small Cap Portfolio and/or its Subsidiary to continue to operate and could adversely affect the Small Cap Fund’s performance.
ª    Tax Risks: In order to qualify as a RIC, the Small Cap Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investments in securities and certain other categories of investment income. It appears to be the position of the Internal Revenue Service (the “IRS”) that gain realized on bitcoin investments such as investments in the Grayscale Bitcoin Trust will not be qualifying income. The Small Cap Portfolio’s investment in its Subsidiary is expected to provide the Small Cap Fund with exposure to such bitcoin investments within the limitations of the Internal Revenue Code for qualification as a RIC because, under applicable tax rules, the earnings of the Subsidiary will be qualifying income for the RIC when distributed by the Subsidiary even though the income would not be qualifying income if earned directly by the RIC or directly by an entity classified as a partnership for federal income tax purposes, such as the Small Cap Portfolio, in which the RIC invests. There is a risk, however, that the IRS might assert that the income derived from the Small Cap Portfolio’s investment in its Subsidiary will not be considered qualifying income. If the Small Cap Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Small Cap Fund would be subject to diminished returns. Additionally, the Small Cap Fund invests, directly and indirectly, in entities that take the position that they are not subject to entity-level tax. If any such entity is reclassified as a corporation for U.S. federal income tax purposes, shareholders of the Small Cap Fund would be subject to diminished returns. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Small Cap Portfolio and/or its Subsidiary to operate as described in this Prospectus and could adversely affect the Small Cap Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Small Cap Fund shareholders would likely suffer decreased investment returns.
ª    Valuation Risk: The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities or other investments, such as Bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Fair valuation of the Portfolio’s investments involves subjective judgment. The Portfolio’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. Shares of Grayscale Bitcoin Trust are intended to reflect the price of bitcoin assets, less fees and expenses, and shares of the Grayscale Bitcoin Trust have historically traded, and may continue to trade, at a significant discount or premium to net asset value. As such, the price of Grayscale Bitcoin Trust may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
ª    Volatility Risk: The Portfolio may have investments, including but not limited to Bitcoin, that appreciate or depreciate significantly in value over short periods of time. This may cause the Portfolio’s net asset value per share to experience significant increases or declines in value over short periods of time.
Who may want to invest?
The Small Cap Fund may be appropriate for investors who:
ª    wish to invest for the long-term;
ª    want to diversify their portfolios;
ª    want to allocate some portion of their long-term investments to value equity investing;
ª    are willing to accept the volatility associated with equity and Bitcoin investing; and
ª    are comfortable with the risks described herein.

Performance
The bar chart and table shown below illustrate the variability of the Small Cap Fund’s returns.The bar chart indicates the risks of investing in the Small Cap Fund by showing the changes in the Small Cap Fund’s performance from year to year (on a calendar year basis). The table shows how the Small Cap Fund’s average annual returns, before and after taxes, compare with those of the S&P 600® SmallCap Index and the S&P 500® Index, which represent broad measures of market performance. The past performance of the Small Cap Fund, before and after taxes, is not necessarily an indication of how the Small Cap Fund or the Small Cap Portfolio will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Small Cap Fund’s performance would be reduced. Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.

The Small Cap Fund – No Load Class
Calendar Year Returns as of 12/31

Best Quarter:	Q1 2021	60.47%
Worst Quarter:	Q1 2020	-34.39%

The Small Cap Fund’s after-tax returns as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment.

Average Annual Total Returns as of 12/31/2022

	1 Year	5 Years	10 Years	Since Inception(1)
The Small Cap Fund (KSCOX) No Load
Return Before Taxes	31.96%	20.93%	18.07%	12.58%
Return After Taxes on Distributions	31.96%	20.81%	18.01%	12.41%
Return After Taxes on Distributions and Sale of Fund Shares	18.92%	17.12%	15.54%	11.21%
S&P 600® SmallCap Index (reflects no deductions for fees, expenses or taxes)	-16.10%	5.88%	10.82%	9.02%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%	6.35%
(1)The Small Cap Fund’s No Load Class shares commenced operations on March 20, 2000, and converted to a feeder fund of the Small Cap Portfolio on April 28, 2000. The returns for the two indices in this column have been calculated since the March 20, 2000 inception date of the Small Cap Fund’s No Load Class shares.

Management
Investment Adviser. Horizon Kinetics Asset Management LLC is the Small Cap Portfolio’s investment adviser.

Portfolio Managers. The Small Cap Portfolio is managed by an investment team with Mr. Doyle, Mr. Stahl and Mr. Houk as the Co-Portfolio Managers. Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Peter B. Doyle	Co-Portfolio Manager	23
Murray Stahl	Co-Portfolio Manager	23
Matthew Houk	Co-Portfolio Manager	12
James Davolos	Investment Team Member	17
Steven Bregman	Investment Team Member	7

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Small Cap Opportunities Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-930-3828, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts). There is no minimum on subsequent investments for all account types.

Tax Information
Unless you are investing through a tax-deferred arrangement, such as a 401(k) or an IRA, the Fund’s distributions will generally be taxable to you at ordinary income or capital gain tax rates, and you will generally recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its Investment Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE MARKET OPPORTUNITIES FUND
Investment Objective
The investment objective of the Market Opportunities Fund is long-term growth of capital. The Market Opportunities Fund is the sole “feeder fund” to The Market Opportunities Portfolio, a series of Kinetics Portfolios Trust.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Market Opportunities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Fee Table(1)

SHAREHOLDER FEES (fees paid directly from your investment)	No Load Class
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)		No Load Class
Management Fees(1)		1.25%
Distribution (Rule 12b-1) Fees		None
Other Expenses		0.51%
Shareholder Servicing Fees	0.25%
Other Operating Expenses	0.26%
Total Annual Fund Operating Expenses		1.76%
Fee Waiver and/or Expense Reimbursements(2)		-0.36%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements		1.40%

(1)This table and the example below reflect the aggregate expenses of the Market Opportunities Fund and the Market Opportunities Portfolio. The management fees paid by the Market Opportunities Fund reflect the proportionate share of fees allocated to the Market Opportunities Fund from the Market Opportunities Portfolio.
(2)Horizon Kinetics Asset Management LLC, the investment adviser to the Market Opportunities Portfolio of the Kinetics Portfolios Trust (the “Investment Adviser”), has agreed to waive management fees and reimburse Fund expenses so that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements do not exceed 1.40% of the Fund’s average daily net assets, excluding AFFE, taxes, brokerage commissions, extraordinary items and interest. The Fund may have to repay the Investment Adviser some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. Such repayments are subject to approval by the Board of Trustees, and amounts recaptured under the agreement, if any, are limited to the lesser of (i) the expense limitation in effect at the time of the waiver or reimbursement and (ii) the expense limitation in effect at the time of the recapture. These waivers and reimbursements are in effect until April 30, 2024, and may not be terminated without the approval of the Board.

Example. This Example is intended to help you compare the cost of investing in the Market Opportunities Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Market Opportunities Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Market Opportunities Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year). Although your actual costs may be higher or lower, based on these assumptions your cost for the Market Opportunities Fund would be:

	1 Year	3 Years	5 Years	10 Years
No Load Class	$143	$519	$920	$2,043

Portfolio Turnover. The Market Opportunities Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Market Opportunities Portfolio’s, and therefore the Market Opportunities Fund’s, performance. During the most recent fiscal year, the Market Opportunities Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategy
The Market Opportunities Fund is a non-diversified fund that invests all of its investable assets in the Market Opportunities Portfolio, a series of Kinetics Portfolios Trust. Under normal circumstances, the Market Opportunities Portfolio invests at least 65% of its net assets in common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)) of U.S. and foreign companies involved in capital markets or related to capital markets, as well as companies involved in the gaming industry. Capital market companies include companies that are engaged in or derive a substantial portion of their revenue from activities with a publicly traded securities exchange, such as equity exchanges and commodity exchanges, including but not limited to clearing firms and brokerage houses. The Market Opportunities Portfolio may also invest in exchange-traded funds (“ETFs”) and purchase and write options for hedging purposes and/or direct investment.

The Market Opportunities Portfolio may invest up to 20% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities that the Investment Adviser has determined to be of comparable quality.

The Market Opportunities Portfolio securities will be selected by the Investment Adviser from companies that are engaged in public exchanges, derivative exchanges, and capital markets; companies that experience operational scale from increased volume such as investment banks, credit card processing companies, electronic payment companies and companies in the gaming industry; and from companies that act as facilitators such as publicly traded expressways, airports, roads and railways. Companies that experience operational scale from increased volume are similar to capital markets companies because they have greater fixed costs than variable costs, operating margins that rise once fixed costs are covered, and an ability to generate higher operating margins once fixed costs are covered (referred to as operating leverage). High operating leverage describes a company’s ability to experience rising profit margins as revenues increase. These companies may be large, medium or small in size if, in the Investment Adviser’s opinion, these companies meet the Market Opportunities Portfolio’s investment criteria. The Investment Adviser seeks to invest in companies with high operating leverage that can expand capacity with negligible or limited associated costs. Generally, high returns on equity, long product life cycles, high barriers to entry and certain degrees of financial gearing are necessary for this. Financial gearing occurs with the use of loans and debt in companies where it is necessary to build capacity and infrastructure before operations can begin. Additionally, the Market Opportunities Portfolio may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.

The Market Opportunities Portfolio may invest indirectly in bitcoins exclusively through a Delaware statutory trust (“Grayscale Bitcoin Trust”) that offers exposure to bitcoin. Grayscale Bitcoin Trust offers shares on an ongoing basis through private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the Securities Act of 1933, as amended. Bitcoins are a digital commodity that are not issued by a government, bank or central organization. Bitcoins exist on an online, peer-to-peer computer network (the “Bitcoin Network”) that hosts a public transaction ledger where bitcoin transfers are recorded (the “Blockchain”). Bitcoins have no physical existence beyond the record of transactions on the Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoins.

The Market Opportunities Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to a wholly-owned and controlled subsidiary organized under the laws of the Cayman Islands (the “Cayman Subsidiary”).

The Market Opportunities Portfolio is also the sole shareholder of a wholly owned subsidiary organized under Delaware law (the “Delaware Subsidiary”). The Market Opportunities Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to the Delaware Subsidiary. Any net gains that the Delaware Subsidiary recognizes on future sales of the contributed Grayscale Bitcoin Trust shares will be subject to federal and state corporate income tax, but the dividends that the Delaware Subsidiary pays to the Market Opportunities Portfolio (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) will be eligible to be treated as “qualified dividend income” under the Internal Revenue Code. The Delaware Subsidiary and the Cayman Subsidiary are each referred to herein as a “Subsidiary” and collectively as “Subsidiaries.” Additional information regarding the tax treatment of the Fund is provided in the “Taxes” section of the SAI.

In the future, the Market Opportunities Portfolio may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Market Opportunities Fund under the Internal Revenue Code if directly held. The Market Opportunities Portfolio will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through a Subsidiary, would be more than 15% of its assets at the time of investment. However, the Portfolio’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.

Each Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Market Opportunities Portfolio will invest in its Subsidiaries in a manner that is consistent with the limitations of the federal tax laws, rules and regulations that apply to the Market Opportunities Fund as a “regulated investment company” (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code (“Subchapter M”). However, the Market Opportunities Portfolio and each Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of each Subsidiary. Each Subsidiary also complies with Section 17 of the Investment Company Act of 1940 (the “1940 Act”) relating to affiliated transactions and custody. Unlike the Market Opportunities Fund, each Subsidiary does not, and will not, seek to qualify as a RIC. The Market Opportunities Portfolio is the sole shareholder of each Subsidiary and does not expect shares of the Subsidiaries to be offered or sold to other investors.

Sell decisions are generally triggered by either adequate value being achieved, as determined by the Investment Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sell trigger may also occur if the Investment Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk reward profile than other investment(s) held by the Market Opportunities Portfolio.

The Market Opportunities Portfolio may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Market Opportunities Portfolio during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Market Opportunities Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.

If the market advances during periods when the Market Opportunities Portfolio is holding a large cash position, the Portfolio may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Market Opportunities Portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Market Opportunities Portfolio holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

The Market Opportunities Portfolio held 48.6% of its net assets in the Texas Pacific Land Corporation (the “Land Corporation”) as of March 31, 2023. The Land Corporation is a corporation organized under the laws of the state of New York. One of the largest land owners in Texas, the Land Corporation derives most of its income from oil and gas royalty revenue, land easements and water royalties and sales. The Land Corporation has historically operated with minimal operating expenses, little to no debt and utilized cash flow to return capital to unitholders through share repurchases and dividends. While the Land Corporation has held the majority of its assets since its formation in 1888, the development of energy resources subject to its royalty interests and related land use have experienced rapid growth in recent years due to advances in energy exploration and extraction technologies.

Principal Investment Risks
Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the Market Opportunities Fund, and indirectly the Market Opportunities Portfolio, are listed below and could adversely affect the net asset value (“NAV”), total return and the value of the Market Opportunities Fund, Market Opportunities Portfolio and your investment. The first four risks are prioritized by order of importance. The remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a principal risk of investing in the Market Opportunities Fund, and indirectly the Market Opportunities Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.
ª    Non-Diversification Risks: As a non-diversified investment company, the Market Opportunities Portfolio can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment may affect the overall value of the Market Opportunities

Portfolio’s shares, and therefore the Market Opportunities Fund’s shares, more than shares of a diversified mutual fund that holds more investments.
ª    Bitcoin Risks: The value of the Market Opportunities Portfolio’s investment in the Grayscale Bitcoin Trust directly and indirectly through its Subsidiaries is subject to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Grayscale Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Market Opportunities Portfolio’s investment in the Grayscale Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Market Opportunities Portfolio’s investment in the Grayscale Bitcoin Trust. Shares of the Grayscale Bitcoin Trust may trade at a premium or discount to the net asset value of the Grayscale Bitcoin Trust.
ª    Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price. The Portfolio’s significant investment in a single position, makes the Portfolio especially susceptible to the risk that during certain periods the liquidity of the single position will decrease or disappear suddenly and without warning as a result of adverse market or political events, or adverse investor perceptions.
ª    Sector Concentration Risk: Although the Market Opportunities Portfolio will not concentrate its investments in any industries, the Market Opportunities Portfolio may, at certain times, have concentrations in one or more sectors which may cause the Portfolio to be more sensitive to economic changes or events occurring in those sectors, and the Portfolio's investments may be more volatile. As of December 31, 2022, the Portfolio had 63.3% invested in the Mining, Quarrying, and Oil and Gas Extraction sector.
ª    Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. Junk bonds are considered to be speculative in nature.
ª    Convertible Securities Risks: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity and interest rate risk.
ª    Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk. As a shareholder in an ETF, the Market Opportunities Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

ª    Foreign Securities Risks: The Market Opportunities Portfolio may invest in foreign securities directly or through ADRs, GDRs and IDRs. Foreign securities can carry higher returns but involve more risks than those associated with U.S. investments. Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, less publicly available information, differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities in which the Portfolio invests may be traded in markets that close before the time that the Portfolio calculates its NAV. Furthermore, certain foreign securities in which the Portfolio invests may be listed on foreign exchanges that trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of the Portfolio’s holdings may change on days when shareholders are not able to purchase or redeem the Market Opportunities Fund’s shares.
ª    Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Market Opportunities Portfolio will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A low or negative interest rate environment could cause the Market Opportunities Portfolio’s earnings to fall below the Portfolio’s expense ratio, resulting in a decline in the Portfolio’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. Recently, there have been inflationary price movements and rising interest rates. The risks associated with changing interest rates may have unpredictable effects on the markets and the Market Opportunities Portfolio’s investments.
ª    Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions, which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Market Opportunities Portfolio. These leveraged instruments may result in losses to the Market Opportunities Portfolio or may adversely affect the Market Opportunities Portfolio’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Market Opportunities Portfolio may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.
ª    Management Risks: There is no guarantee that the Market Opportunities Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Market Opportunities Fund, nor can it assure you that the market value of your investment will not decline.
ª    Petroleum and Gas Sector Risk: The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by: natural disasters or other catastrophes; changes in exchange rates or interest rates; prices for competitive energy services; economic conditions; tax treatment or government regulation; government intervention; negative public perception; or unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence or labor unrest). Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
ª    Regulatory Risk: Bitcoin is generally not subject to the same degree of regulation as are registered U.S. securities. The reporting, accounting and auditing standards for Bitcoin may differ from the standards for registered U.S. securities. Furthermore, countries, including the United States, may in the future curtail or outlaw the acquisition, use or redemption of bitcoins.
ª    Sector Emphasis Risks: The Market Opportunities Portfolio’s investments in the capital markets sector subjects it to the risks affecting that sector more than would a fund that invests in a wide variety of market sectors. For instance, companies in the capital markets sector may be adversely affected by changes in economic conditions as well as legislative initiatives, all of which may impact the profitability of companies in this sector. The Market Opportunities Portfolio’s investments in the gaming sector may be adversely affected by changes in economic conditions. The casino industry is particularly susceptible to economic conditions that negatively affect tourism. Casino and gaming companies are highly competitive, and new products, casino concepts and venues are competitive challenges to existing companies. In addition, gaming and related companies are highly regulated, and state and federal legislative changes can significantly impact profitability in those sectors.
ª    Single Stock Concentration Risk: The Market Opportunities Portfolio may hold a large concentration of its net assets in a single security or issuer. Holding a large concentration in a single security or issuer may expose the portfolio to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the Fund’s performance.
ª    Small and Medium-Size Company Risks: The Market Opportunities Portfolio may invest in the equity securities of small and medium-size companies. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Market Opportunities Portfolio’s assets.
ª    Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Market Opportunities Portfolio, and therefore the Market Opportunities Fund, is likely to decline in value and you could lose money on your investment. Natural disasters, public health emergencies (including epidemics and pandemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, market volatility and may have adverse long-term effects.
ª    Stock Selection Risks: The portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Market Opportunities Portfolio’s, and therefore the Market Opportunities Fund’s, investment objective.
ª    Subsidiary Risks: By investing in its Subsidiaries, the Market Opportunities Portfolio is indirectly exposed to the risks associated with each Subsidiary’s investments. Those investments held by the Subsidiaries are generally similar to the investments that are permitted to be held by the Market Opportunities Portfolio and are subject to the same risks that would apply to similar investments if held directly by the Market Opportunities Portfolio. Each Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States, Delaware and/or the Cayman Islands could result in the inability of the Market Opportunities Portfolio and/or its Subsidiaries to continue to operate and could adversely affect the Market Opportunities Fund’s performance.
ª    Tax Risks: In order to qualify as a RIC, the Market Opportunities Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investments in securities and certain other categories of investment income. It appears to be the position of the Internal Revenue Service (the “IRS”) that gain realized on bitcoin investments such as investments in the Grayscale Bitcoin Trust will not be qualifying income. The Market Opportunities Portfolio’s investment in each Subsidiary is expected to provide the Market Opportunities Fund with exposure to such bitcoin investments within the limitations of the Internal Revenue Code for qualification as a RIC because, under applicable tax rules, the earnings of each Subsidiary will be qualifying income for the RIC when distributed by the Subsidiary even though the income would not be qualifying income if earned directly by the RIC or directly by an entity classified as a partnership for federal income tax purposes, such as the Market Opportunities Portfolio, in which the RIC invests. There is a risk, however, that the IRS might assert that the income derived from the Market Opportunities Portfolio’s investment in a Subsidiary will not be considered qualifying income. If the Market Opportunities Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Market Opportunities Fund would be subject to diminished returns. Additionally, the Market Opportunities Fund invests, directly and indirectly, in entities that take the position that they are not subject to entity-level tax. If any such entity is reclassified as a corporation for U.S. federal income tax purposes, shareholders of the Market Opportunities Fund would be subject to diminished returns. Changes in the laws of the United States, Delaware and/or the Cayman Islands could result in the inability of the Market Opportunities Portfolio and/or its Subsidiaries to operate as described in this Prospectus and could adversely affect the Market Opportunities Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Market Opportunities Fund shareholders would likely suffer decreased investment returns.
ª    Valuation Risk: The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities or other investments, such as Bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Fair valuation of the Portfolio's investments involves subjective judgment. The Portfolio’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. Shares of Grayscale Bitcoin Trust are intended to reflect the price of bitcoin assets, less fees and expenses, and shares of the Grayscale Bitcoin Trust have historically traded, and may continue to trade, at a significant discount or premium to net asset value. As such, the price of Grayscale Bitcoin Trust may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
ª    Volatility Risk: The Portfolio may have investments, including but not limited to Bitcoin, that appreciate or depreciate significantly in value over short periods of time. This may cause the Portfolio’s net asset value per share to experience significant increases or declines in value over short periods of time.

Who may want to invest?
The Market Opportunities Fund may be appropriate for investors who:
ª    wish to invest for the long-term;
ª    want to diversify their portfolios;
ª    want to allocate some portion of their long-term investments to value equity investing;

ª    are willing to accept the volatility associated with equity and Bitcoin investing; and
ª    are comfortable with the risks described herein.

Performance
The bar chart and table shown below illustrate the variability of the Market Opportunities Fund’s returns. The bar chart indicates the risks of investing in the Market Opportunities Fund by showing the changes in the Market Opportunities Fund’s performance from year to year (on a calendar year basis). The table shows how the Market Opportunities Fund’s average annual returns, before and after taxes, compare with those of the S&P 500® Index and the MSCI EAFE Index, which represent broad measures of market performance. The past performance of the Market Opportunities Fund, before and after taxes, is not necessarily an indication of how the Market Opportunities Fund or the Market Opportunities Portfolio will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Market Opportunities Fund’s performance would be reduced. Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.

The Market Opportunities Fund – No Load Class
Calendar Year Returns as of 12/31

Best Quarter:	Q1 2021	45.93%
Worst Quarter:	Q1 2020	-21.60%

The Market Opportunities Fund’s after-tax returns as shown in the following table are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment.

Average Annual Total Returns as of 12/31/2022

	1 Year	5 Years	10 Years	Since Inception (January 31, 2006)
The Market Opportunities Fund (KMKNX) No Load
Return Before Taxes	14.98%	14.01%	15.71%	10.84%
Return After Taxes on Distributions	14.61%	13.15%	15.24%	10.48%
Return After Taxes on Distributions and Sale of Fund Shares	9.13%	10.84%	13.14%	9.21%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%	8.88%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	-14.45%	1.54%	4.67%	3.30%

Management
Investment Adviser. Horizon Kinetics Asset Management LLC is the Market Opportunities Portfolio’s investment adviser.

Portfolio Managers. The Market Opportunities Portfolio is managed by an investment team with Mr. Doyle and Mr. Stahl as the Co-Portfolio Managers. Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Peter B. Doyle	Co-Portfolio Manager	17
Murray Stahl	Co-Portfolio Manager	17
Eric Sites	Investment Team Member	12
James Davolos	Investment Team Member	17
Steven Bregman	Investment Team Member	7

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Market Opportunities Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-930-3828, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts). There is no minimum on subsequent investments for all account types.

Tax Information
Unless you are investing through a tax-deferred arrangement, such as a 401(k) or an IRA, the Fund’s distributions will generally be taxable to you at ordinary income or capital gain tax rates, and you will generally recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its Investment Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE MULTI-DISCIPLINARY INCOME FUND
Investment Objectives
The investment objective of the Multi-Disciplinary Income Fund is total return. The Multi-Disciplinary Income Fund is the sole “feeder fund” to The Multi-Disciplinary Income Portfolio, a series of Kinetics Portfolios Trust.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Multi-Disciplinary Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Fee Table(1)

SHAREHOLDER FEES (fees paid directly from your investment)	No Load Class
Redemption Fee (as a percentage of amount redeemed on shares held for less than 30 days, if applicable)	2.00%

ANNUAL FUND OPERATING EXPENSES (1) (expenses that you pay each year as a percentage of the value of your investment)		No Load Class
Management Fees(2)		1.00%
Distribution (Rule 12b-1) Fees		None
Other Expenses		1.05%
Shareholder Servicing Fees	0.25%
Other Operating Expenses	0.80%
Total Annual Fund Operating Expenses		2.05%
Fee Waiver and/or Expense Reimbursements(3)		-1.31%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements		0.74%
(1)Expense information has been restated to reflect current fees.
(2)This table and the example below reflect the aggregate expenses of the Multi-Disciplinary Income Fund and the Multi-Disciplinary Income Portfolio. The management fees paid by the Multi-Disciplinary Income Fund reflect the proportionate share of fees allocated to the Multi-Disciplinary Income Fund from the Multi-Disciplinary Income Portfolio. Effective April 30, 2023, Horizon Kinetics Asset Management LLC (the "Investment Adviser") has agreed to reduce the management fee from 1.25% to 1.00%.
(3)The Investment Adviser has agreed to waive management fees and reimburse Fund expenses so that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements do not exceed 0.74%, excluding acquired fund fees and expenses and interest expense on securities sold short. The Investment Adviser has also agreed to waive 0.75% of the 1.00% management fee. These waivers and reimbursements are in effect until April 30, 2024, and may not be terminated without the approval of the Board.

Example. This Example is intended to help you compare the cost of investing in the Multi-Disciplinary Income Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Multi-Disciplinary Income Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Multi-Disciplinary Income Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year). Although your actual costs may be higher or lower, based on these assumptions your cost for the Multi-Disciplinary Income Fund would be:

	1 Year	3 Years	5 Years	10 Years
No Load Class	$76	$516	$982	$2,274

Portfolio Turnover. The Multi-Disciplinary Income Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Multi-Disciplinary Income Portfolio’s, and therefore the Multi-Disciplinary Income Fund’s, performance. During the most recent fiscal year, the Multi-Disciplinary Income Portfolio’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategy
The Multi-Disciplinary Income Fund is a diversified fund that invests all of its investable assets in the Multi-Disciplinary Income Portfolio, a series of Kinetics Portfolios Trust. “Total Return” sought by the Multi-Disciplinary Income Portfolio consists of income earned on the Multi-Disciplinary Income Portfolio’s investments, plus capital appreciation. The Multi-Disciplinary Income Portfolio utilizes a two-part investment strategy, which includes fixed-income components, including fixed-income exchange-traded funds (“ETFs”), collateralized loan obligations (“CLOs”) and senior secured corporate loans, and derivatives components. Under normal circumstances, the Multi-Disciplinary Income Portfolio will invest at least 65% of its net assets in fixed-income securities (which includes CLOs and corporate loans), derivatives and cash or cash equivalents committed as collateral for written option contracts.

There is no limit on the amount of assets the Multi-Disciplinary Income Portfolio may invest in fixed-income securities. The Multi-Disciplinary Income Portfolio may invest in the debt tranches of CLOs. The CLO debt tranches may have any stated maturity and may be rated (at time of issuance), from “AAA” to and including “B-“(or equivalent by a nationally recognized statistical rating organization (“NRSRO”)), or if unrated, determined to be of comparable credit quality by the Investment Adviser. An NRSRO is a credit rating agency that is registered with the U.S. Securities and Exchange Commission (“SEC”) that issues credit ratings that the SEC permits other financial firms to use for certain regulatory purposes.

The Multi-Disciplinary Income Portfolio may invest up to 35% of its net assets in senior secured corporate loans, issued by either public or privately owned companies. Senior secured corporate loans will be first lien or second lien loans, have maturities of up to 8 years, and may be 100% rated below investment grade by an NRSRO.

The Multi-Disciplinary Income Portfolio may invest up to 20% of its total assets in selling equity put options. The Multi-Disciplinary Income Portfolio may also invest in U.S. Treasury note futures; selling or buying equity calls, bond calls, and bond put options, as well as other derivatives, to manage risk or to enhance return. The Multi-Disciplinary Income Portfolio may also buy puts on specific underlying equity securities that are traded on a national securities exchange. The Multi-Disciplinary Income Portfolio will not invest more than 15% of its net assets in instruments that are not deemed liquid.

The Investment Adviser uses a bottom-up approach in managing the Multi-Disciplinary Income Fund, which means that the focus is on the analysis of individual securities. By engaging in quantitative and qualitative analysis of individual securities, the Investment Adviser examines an investment’s current valuation, income potential, risk adjusted return and credit profile.

The Multi-Disciplinary Income Portfolio will invest in CLOs and senior secured corporate loans with a minimum initial total offering size of $250 million, that are floating rate and are U.S. dollar denominated. The Multi-Disciplinary Income Portfolio may purchase CLOs and senior secured corporate loans in both the primary and secondary markets.

The Multi-Disciplinary Income Portfolio will generally not invest more than 5% of its portfolio in any single investment measured at the time of purchase. It is intended that the Multi-Disciplinary Income Portfolio will hold between 20 to 75 investments with a position weighing between 1% to 5% per security. The Multi-Disciplinary Income Portfolio may temporarily deviate from this diversification weighting due to, among other reasons, market conditions and the initial size of the fund as determined by the Investment Adviser, in its sole discretion. The Investment Adviser may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk adjusted return profile. The Investment Adviser may actively trade Multi-Disciplinary Income Portfolio securities.

The Multi-Disciplinary Income Portfolio may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Multi-Disciplinary Income Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.

If the market advances during periods when the Multi-Disciplinary Income Portfolio is holding a large cash position, the Portfolio may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Multi-Disciplinary Income Portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Multi-Disciplinary Income Portfolio holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

Principal Investment Risks
The Multi-Disciplinary Income Portfolio’s investments have inherent risks that could cause you to lose money. The principal risks of investing in the Multi-Disciplinary Income Fund, and indirectly the Multi-Disciplinary Income Portfolio, are listed below and could adversely affect the net asset value (“NAV”), total return and the value of the Multi-Disciplinary Income Fund, Multi-Disciplinary Income Portfolio and your investment. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a principal risk of investing in the Multi-Disciplinary Income Fund, and indirectly the Multi-Disciplinary Income Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

ª    Below Investment Grade Securities Risks. Securities rated “BB+” or below by S&P or “Ba1” or below by Moody’s are known as high yield securities and are commonly referred to as “junk debt.” Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield issuers is more complex than for higher-rated securities, making it more difficult for the Investment Adviser to accurately predict risk. There is a greater risk with high yield securities that an issuer will not be able to make principal and interest payments when due. If the Multi-Disciplinary Income Portfolio pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all these factors, these securities are generally considered to be speculative.
ª    Collateralized Loan Obligations Leveraging Risk: CLOs are typically leveraged, and such leverage will magnify the loss on CLO investments, which may in turn magnify the loss experienced by the Multi-Disciplinary Income Fund. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the Multi-Disciplinary Income Portfolio’s investments were not leveraged.
ª    Collateralized Loan Obligations Manager Risk: CLO managers are responsible for selecting, managing, and replacing the underlying collateral assets within a CLO. CLO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO debt tranches in which the Multi-Disciplinary Income Portfolio invests.
ª    Collateralized Loan Obligations Risk: A CLO is a securitization vehicle collateralized by a pool of credit-related assets. Generally, these assets are below investment grade and are subject to greater credit risk, price volatility and risk of loss than investment grade securities. CLO securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. The extent of these risks depends largely on the type of securities used as collateral and the debt tranche of the CLOs in which the Multi-Disciplinary Income Portfolio invests. In addition, CLOs are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO.
ª    Covenant Lite Corporate Loans Risk: Certain underlying corporate loans in which the Multi-Disciplinary Income Portfolio may invest on a direct basis and/or indirectly through an investment in a CLO debt tranche, may be “covenant lite”, which have few or no financial maintenance covenants that would require a borrower to maintain. As a result, there may be delays in enforcing our interests in such covenant lite securities, which may result in losses and adversely affect the Multi-Disciplinary Income Fund.
ª    Credit/Default Risk: The Multi-Disciplinary Income Portfolio is subject to the risks associated with the credit quality of CLO debt tranches and corporate loans. Credit quality measures the likelihood that the obligor will be able to meet its debt service obligations. Credit risk is the risk that an obligor will be unable to make principal and interest payments when due, or default on its obligations. Most CLO debt tranches and corporate loans which would be considered for investment by the Multi-Disciplinary Income Portfolio, will have credit ratings issued from NRSROs such as Standard &

Poor’s, Fitch, and Moody’s. These NRSROs assign ratings to the obligor by assessing the likelihood of issuer default.
ª    Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Multi-Disciplinary Income Fund assets or proprietary information, or cause the fund, the Investment Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Multi-Disciplinary Income Fund, the Investment Adviser, or the Multi-Disciplinary Income Fund’s other service providers, or the issuers of securities in which the Multi-Disciplinary Income Portfolio invests have the ability to disrupt and negatively affect the fund’s business operations, including the ability to purchase and sell fund shares, potentially resulting in financial losses to the Multi-Disciplinary Income Fund and its shareholders.
ª    Derivatives Risk: The Multi-Disciplinary Income Portfolio’s investments in futures, options and other derivative instruments may result in loss. Derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Multi-Disciplinary Income Portfolio. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
ª    Exchange-Traded Funds (ETFs) Risk: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk. As a shareholder in an ETF, the Multi-Disciplinary Income Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.
ª    Fixed Income Risk: Current market conditions and the actions of governmental authorities and regulators in response to COVID-19 and its far-reaching effects present heightened risks to fixed-income investments, including the CLOs and corporate loans in which the Multi-Disciplinary Income Portfolio invests, and the fixed income market, generally. Such risks could be further heightened if such market conditions become more volatile or the governmental and regulatory actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for Multi-Disciplinary Income Portfolio investments.

•Prepayment Risk. CLO debt tranches and corporate loans are subject to prepayment risk. During periods when credit spreads are contracting, a callable CLO debt tranche or corporate loan held by the Multi-Disciplinary Income Portfolio may be “called” and repaid before its stated maturity, and the Multi-Disciplinary Income Portfolio may have to reinvest the proceeds at a lower interest rate, resulting in a decline in the Multi-Disciplinary Income Fund’s income. CLOs are also typically structured such that, after a specified time period (i.e., the non-call period), the majority investor(s) in the equity tranche can call (i.e., require the CLO issuer to redeem) the CLO debt tranches issued by the CLO in full, plus accrued interest. The Multi-Disciplinary Income Portfolio may not be able to accurately predict when or which of its CLO investments may be called, resulting in the Multi-Disciplinary Income Portfolio having to reinvest the proceeds in unfavorable market conditions, which in turn could cause a decline in the Multi-Disciplinary Income Fund’s income.
•Credit Risk of Underlying CLO Collateral. The ability of the underlying collateral assets held by the CLOs to generate sufficient cash flow to meet the debt service requirements of the CLO debt tranches on a full and timely basis when principal and/or interest payments are due, may be adversely affected by payment defaults of certain collateral assets held by the CLO.
•Extension Risk. During periods when credit spreads are increasing, certain CLO debt tranches may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Multi-Disciplinary Income Fund’s income and potentially in the value of the Multi-Disciplinary Income Portfolio’s investments.
•Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Multi-Disciplinary Income Portfolio may decline in value. Floating interest rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities.
•Floating Interest Rate Risk. CLO tranches and corporate loans have floating interest rates, and therefore their market price may be less sensitive to interest rate changes than securities with fixed interest rates but may still decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Since the Multi-Disciplinary Income Portfolio invests primarily in floating rate CLO debt tranches and corporate loans, a decline in interest rates may result in a reduction of income and may adversely affect the value of the Multi-Disciplinary Income Fund’s shares. The interest rate for a CLO tranche resets quarterly and for corporate loans usually resets either monthly or quarterly, by reference to a benchmark interest rate index. The impact of interest rate changes on floating rate CLO investments and corporate loans is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations.
•Income Risk. The Multi-Disciplinary Income Fund’s income may decline if interest rates fall. This decline in income can occur because investments held by the Multi-Disciplinary Income Portfolio will have floating or variable interest rates.
•Privately Issued Securities Risk. The Multi-Disciplinary Income Portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended. Privately issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Multi-Disciplinary Income Portfolio may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at lesser prices than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for the purposes of computing the fund’s NAV due to the absence of an active trading market. The determinations of the fair value of the Multi-Disciplinary Income Portfolio’s investments may cause its NAV on a given date to understate or overstate, possibly materially, the value that the Multi-Disciplinary Income Portfolio may ultimately realize on one or more of its investments. There can also be no assurance that a privately issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Multi-Disciplinary Income Portfolio, and its value may decline as a result.
ª    LIBOR Discontinuance or Unavailability Risk: The CLO debt tranches and corporate loans in which the Multi-Disciplinary Income Portfolio invests may bear interest based upon LIBOR (London Interbank Offered Rate), which is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease (which took place as scheduled); (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Currently alternative reference rates are underway to be used in place of LIBOR, such as the Secured Overnight Financing Rate (SOFR). There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Multi-Disciplinary Income Portfolio’s investments.
ª    Liquidity Risk: Liquidity risk refers to the possibility that the Multi-Disciplinary Income Portfolio may not be able to buy or sell a security at a favorable price or time. Consequently, the Multi-Disciplinary Income Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or decline an investment opportunity, any of which could have a negative effect on the Multi-Disciplinary Income Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. While CLO debt tranches and corporate loans in which the Multi-Disciplinary Income Portfolio seeks to invest are expected to be supported by a secondary market, it is possible that they may be characterized as illiquid securities under adverse market conditions resulting in a limited market for the resale for such securities or affected by the liquidity in the fixed income market, generally.
ª    Management Risk: The Investment Adviser continuously evaluates the Multi-Disciplinary Income Portfolio’s holdings, purchases, and sales with a view to achieving the Multi-Disciplinary Income Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. The Investment Adviser’s judgment about the markets, the economy, CLOs and corporate loans may not anticipate actual market movements, economic conditions, CLOs or corporate loans securities performance, and these factors may affect the return on your investment.
ª    Market Risk: The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In addition, local, regional, or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. It is unknown how long circumstances related to the COVID-19 pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect the performance of the Multi-Disciplinary Income Fund.
ª    Option Transaction Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By writing put options on equity securities, the Multi-Disciplinary Income Portfolio gives up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. The Multi-Disciplinary Income Portfolio will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.
ª    Redemption Risk: Paying redemption proceeds may require the Multi-Disciplinary Income Portfolio to dispose of or sell portfolio investments at an inopportune time to obtain the cash needed to pay redemption proceeds. This may cause the Multi-Disciplinary Income Fund to incur certain costs and to recognize gains or losses.
ª    Temporary Defensive Position Risk: If the Multi-Disciplinary Income Portfolio takes a temporary defensive position, it may invest all or a large portion of its assets in cash and/or cash equivalents. If the Multi-Disciplinary Income Portfolio takes a temporary defensive position, the Multi-Disciplinary Income Fund may not achieve its investment objective.
ª    Valuation Risk: There is a risk that one or more of the securities in which the Multi-Disciplinary Income Portfolio invests are valued differently than the price realized upon such security’s sale. In times of market instability, valuation may be more difficult. The tiered capital structure of CLOs may also subject them to price volatility and valuation risk in times of market stress.

Who may want to invest?
The Multi-Disciplinary Income Fund may be appropriate for investors who:
ª    wish to diversify their portfolios;
ª    wish to generate total return while maintaining capital preservation;
ª    wish to invest for the long-term; and
ª    are comfortable with the risks described herein.

Performance
The bar chart and table shown below illustrate the variability of the Multi-Disciplinary Income Fund’s returns. The bar chart indicates the risks of investing in the Multi-Disciplinary Income Fund by showing the changes in the Multi-Disciplinary Income Fund’s performance from year to year (on a calendar year basis). The table shows how the Multi-Disciplinary Income Fund’s average annual returns, before and after taxes (after taking into account any sales charges) compare with those of the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Corporate High Yield Bond Index, which represent broad measures of market performance. The past performance of the Multi-Disciplinary Income Fund, before and after taxes, is not necessarily an indication of how the Multi-Disciplinary Income Fund or the Multi-Disciplinary Income Portfolio will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Multi-Disciplinary Income Fund’s performance would be reduced. Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.

The Multi-Disciplinary Income Fund – No Load Class
Calendar Year Returns as of 12/31

Best Quarter:	Q2 2020	6.64%
Worst Quarter:	Q1 2020	-10.52%

The Multi-Disciplinary Income Fund’s after-tax returns as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment. The

Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns as of 12/31/2022

	1 Year	5 Years	10 Years	Since Inception (February 11, 2008)
The Multi-Disciplinary Income Fund (KMDNX) No Load
Return Before Taxes	-2.30%	1.03%	2.44%	3.55%
Return After Taxes on Distributions	-3.17%	-0.23%	0.95%	2.13%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-1.36%	0.26%	1.21%	2.16%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	1.06%	2.57%
Bloomberg U.S. Corporate High Yield Bond Index (reflects no deductions for fees, expenses or taxes)	-11.19%	2.31%	4.03%	6.32%

(1)In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Return After Taxes on Distributions or Return Before Taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management
Investment Adviser. Horizon Kinetics Asset Management LLC is the Multi-Disciplinary Income Portfolio’s investment adviser.

Portfolio Managers. The Multi-Disciplinary Income Portfolio is managed by an investment team with Mr. Monasebian and Mr. Stahl as the Co-Portfolio Managers. Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Darryl Monasebian	Co-Portfolio Manager	1
Murray Stahl	Co-Portfolio Manager	15

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Multi-Disciplinary Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-930-3828, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts). There is no minimum on subsequent investments for all account types.

Tax Information
Unless you are investing through a tax-deferred arrangement, such as a 401(k) or an IRA, the Fund’s distributions will generally be taxable to you at ordinary income or capital gain tax rates, and you will generally recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its Investment Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

THE INTERNET FUND
The Investment Adviser believes that the global economy will continue to be impacted by increased and enhanced connectivity enabled by the sustained development of the Internet. Established businesses will continue to be disrupted by this development, while some may also stand to benefit, realizing gains in efficiency, scale and speed. Newly developed companies that leverage the global Internet infrastructure are continuously emerging. Identifying the advantaged business models that are sustainable and supported by strong financial metrics warrant the Investment Adviser’s investment consideration.

Internet Portfolio securities will be selected by the Investment Adviser from companies that are engaged in the development of hardware, software and telecommunications solutions that enable the transaction of business on the Internet by individuals and companies engaged in private and commercial use of the Internet as well as companies that offer products and services primarily via the Internet. Accordingly, the Internet Portfolio seeks to invest in the equity securities of companies whose research and development efforts may result in higher stock values. These companies may be large, medium or small in size if, in the Investment Adviser’s opinion, they meet the Internet Portfolio’s investment criteria. Also, such companies’ core business may not be primarily Internet-related. Such companies include, but are not limited to, the following:

ª    Content Developers: Companies that supply proprietary information and entertainment content, such as games, music, video, graphics and news, on the Internet.
ª    Computer Hardware: Companies that develop and produce computer and network hardware such as modems, switchers and routers, and those that develop and manufacture workstations and personal communications systems used to access the Internet and provide Internet services.
ª    Computer Software: Companies that produce, manufacture and develop tools to access the Internet, enable Internet users to enhance the speed, integrity and storage of data on the Internet, facilitate information distribution and gathering on the Internet, and secure Internet-based transactions.
ª    Venture Capital: Companies that invest in pre-IPO and start-up stage companies with business models related to the Internet.
ª    Internet Service Providers: Companies that provide users with access to the Internet.
ª    Internet Portals: Companies that provide users with search-engine services to access various sites by category on the Internet.
ª    Wireless/Broadband Access: Companies that provide the infrastructure to enable high-speed and wireless communication of data via the Internet.
ª    E-Commerce: Companies that derive a substantial portion of their revenue from sales of products and services conducted via the Internet.
ª    Telecommunications: Companies that are primarily engaged in the development of the telecommunications transmission lines and software technologies that enhance the reach and bandwidth of Internet users.
ª    Other Companies: Companies whose core business may not be primarily Internet-related include, but are not limited to, publishing and media companies.

The Internet Portfolio may invest indirectly in bitcoins exclusively through the Grayscale Bitcoin Trust that offers exposure to bitcoin. Grayscale Bitcoin Trust offers shares on an ongoing basis through private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the Securities Act of 1933, as amended. Bitcoins are a digital commodity that are not issued by a government, bank or central organization. Bitcoins exist on the Bitcoin Network that hosts the Blockchain. Bitcoins have no physical existence beyond the record of transactions on the Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoins.

The Internet Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to its wholly-owned and controlled Cayman Subsidiary.

The Internet Portfolio is also the sole shareholder of its wholly owned Delaware Subsidiary. The Internet Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to the Delaware Subsidiary. Any net gains that the Delaware Subsidiary recognizes on future sales of the contributed Grayscale Bitcoin Trust shares will be subject to federal and state corporate income tax, but the dividends that the Delaware Subsidiary pays to the Internet Portfolio (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) will be eligible to be treated as “qualified dividend income” under the Internal Revenue Code. Additional information regarding the tax treatment of the Fund is provided in the “Taxes” section of the SAI.

In the future, the Internet Portfolio may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Internet Fund under the Internal Revenue Code. The Internet Portfolio will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through a Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Portfolio’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.

Each Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Internet Portfolio will invest in its Subsidiaries in a manner that is consistent with the limitations of the federal tax laws, rules and regulations that apply to the Internet Fund as a RIC under Subchapter M. However, the Internet Portfolio and each Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of each Subsidiary. Each Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody. Unlike the Internet Fund, each Subsidiary does not, and will not, seek to qualify as a RIC. The Internet Portfolio is the sole shareholder of each Subsidiary and does not expect shares of the Subsidiaries to be offered or sold to other investors.

The Internet Portfolio may invest up to 20% of its assets in high quality, U.S. short-term debt securities and money market instruments to maintain liquidity. Some of these short-term instruments include commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. government securities (i.e., U.S. Treasury obligations) and repurchase agreements.

Temporary and Defensive Cash and Cash Equivalent Holdings
The Internet Portfolio may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments, as described above. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Internet Portfolio during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Internet Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.

If the market advances during periods when the Internet Portfolio is holding a large cash position, the Portfolio may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Internet Portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Internet Portfolio holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

Fund Structure
The Internet Portfolio has an investment objective identical to that of the Internet Fund. The Internet Fund may withdraw its investment from the Internet Portfolio at any time if the Board of Directors of the Company determines that it is in the best interests of the Internet Fund to do so. Upon any such withdrawal, the Directors will consider what action might be taken, including investing all of the Internet Fund’s investable assets in another pooled investment entity having substantially the same objective and strategies as the Internet Fund or retaining an investment adviser, including the current Investment Adviser, to manage the Internet Fund’s assets directly.

THE GLOBAL FUND
The Global Portfolio securities selected by the Investment Adviser generally will be those of foreign companies that have the ability to facilitate an increase in the growth of their traditional business lines and those of U.S. companies that benefit from international economic growth. An increase in growth may occur by entry into new distribution channels, through an ability to leverage brand identity, and by improvement in the underlying cost/profitability dynamics of the business. Accordingly, the Global Portfolio seeks to invest in the equity securities of companies whose research and development efforts may result in higher stock values. These companies may be large, medium or small in size if, in the Investment Adviser’s opinion, the companies meet the Global Portfolio’s investment criteria. Such companies include, but are not limited to, the following:

ª    Infrastructure: Companies that hold equity stakes in or are involved in building, owning or operating infrastructure assets including electric generation and transmission, airports, toll roads, railways, ports, etc.
ª    Energy: Companies that explore for, finance, produce, market or distribute energy-oriented products and services, including oil and natural gas, coal and alternate energy sources.
ª    Utilities: Companies and industries such as gas, electric and telephone.
ª    Financial Services: Companies that engage in financial service transactions such as banking, credit cards and investment services.
ª    Real Estate Development: Companies that provide commercial real estate property and services.
ª    Business Services: Companies that provide business-to-business products and services.
ª    Healthcare: Companies and industries such as pharmaceuticals, healthcare services, contracting services, hospitals, medical devices, medical equipment, etc.

ª    Media: Companies that provide print, broadcast, cable, satellite and web-based information and entertainment content.
ª    Travel & Leisure: Companies that provide transportation and recreational services.
ª    Retailers: Companies that sell retail products and services through traditional stores, catalogues, telemarketing, and web-sites.

The Global Portfolio may invest indirectly in bitcoins exclusively through the Grayscale Bitcoin Trust that offers exposure to bitcoin. Grayscale Bitcoin Trust offers shares on an ongoing basis through private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the Securities Act of 1933, as amended. Bitcoins are a digital commodity that are not issued by a government, bank or central organization. Bitcoins exist on the Bitcoin Network that hosts the Blockchain. Bitcoins have no physical existence beyond the record of transactions on the Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoins.

The Global Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to its wholly-owned and controlled Cayman Subsidiary.

The Global Portfolio is also the sole shareholder of a wholly owned Delaware Subsidiary. The Global Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to the Delaware Subsidiary. Any net gains that the Delaware Subsidiary recognizes on future sales of the contributed Grayscale Bitcoin Trust shares will be subject to federal and state corporate income tax, but the dividends that the Delaware Subsidiary pays to the Global Portfolio (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) will be eligible to be treated as “qualified dividend income” under the Internal Revenue Code. Additional information regarding the tax treatment of the Fund is provided in the “Taxes” section of the SAI.

In the future, the Global Portfolio may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Global Fund under the Internal Revenue Code. The Global Portfolio will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through a Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Portfolio’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.

Each Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Global Portfolio will invest in its Subsidiaries in a manner that is consistent with the limitations of the federal tax laws, rules and regulations that apply to the Global Fund as a RIC under Subchapter M. However, the Global Portfolio and each Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of each Subsidiary. Each Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody. Unlike the Global Fund, each Subsidiary does not, and will not, seek to qualify as a RIC. The Global Portfolio is the sole shareholder of each Subsidiary and does not expect shares of the Subsidiaries to be offered or sold to other investors.

The Global Portfolio may also invest in participatory notes. Participatory notes (commonly known as “P-notes”) are derivative instruments used by investors to take positions in certain foreign securities. P-notes are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

Temporary and Defensive Cash and Cash Equivalent Holdings
The Global Portfolio may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments, as described above. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Global Portfolio during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Global Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.

If the market advances during periods when the Global Portfolio is holding a large cash position, the Portfolio may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Global Portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Global Portfolio holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

Fund Structure
The Global Portfolio has an investment objective identical to that of the Global Fund. The Global Fund may withdraw its investment from the Global Portfolio at any time if the Board of Directors of the Company determines that it is in the best interests of the Global Fund to do so. Upon any such withdrawal, the Directors will consider what action might be taken, including investing all of the Global Fund’s investable assets in another pooled investment entity having substantially the same objective and strategies as the Global Fund or retaining an investment adviser, including the current Investment Adviser, to manage the Global Fund’s assets directly.

THE PARADIGM FUND
The Paradigm Portfolio’s securities will be selected by the Investment Adviser from companies that are engaged in various industries that will facilitate an increase in the growth of traditional business lines, entry into new distribution channels, an ability to leverage brand identity, and an improvement in the underlying cost/profitability dynamics of the business. These companies may be large, medium or small in size if, in the Investment Adviser’s opinion, these companies meet the Paradigm Portfolio’s investment criteria. Accordingly, the Paradigm Portfolio seeks to invest in the equity securities of companies whose research and development efforts may result in higher stock values. Such companies include, but are not limited to, the following:

ª    Retailers: Companies that sell retail products and services through traditional stores, catalogues, telemarketing, and web-sites.
ª    Media: Companies that provide print, broadcast, cable, satellite and web-based information and entertainment content.

ª    Financial Services: Companies that engage in financial service transactions such as banking, credit cards and investment services.
ª    Real Estate Development: Companies that provide commercial real estate property and services.
ª    Business Services: Companies that provide business-to-business products and services.
ª    Travel & Leisure: Companies that provide transportation and recreational services.
ª    Utilities: Companies and industries such as gas, electric and telephone.

The Paradigm Portfolio may invest indirectly in bitcoins exclusively through the Grayscale Bitcoin Trust that offers exposure to bitcoin. Grayscale Bitcoin Trust offers shares on an ongoing basis through private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the Securities Act of 1933, as amended. Bitcoins are a digital commodity that are not issued by a government, bank or central organization. Bitcoins exist on the Bitcoin Network that hosts the Blockchain. Bitcoins have no physical existence beyond the record of transactions on the Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoins.

The Paradigm Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to its wholly-owned and controlled Cayman Subsidiary. Additional information regarding the tax treatment of the Fund is provided in the “Taxes” section of the SAI.

In the future, the Paradigm Portfolio may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Paradigm Fund under the Internal Revenue Code if held directly. The Paradigm Portfolio will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through the Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Portfolio’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.
The Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Paradigm Portfolio will invest in its Subsidiary in a manner that is consistent with the limitations of the federal tax laws, rules and regulations that apply to the Paradigm Fund as a RIC under Subchapter M. However, the Paradigm Portfolio and the Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of the Subsidiary. The Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody. Unlike the Paradigm Fund, the Subsidiary does not, and will not, seek to qualify as a RIC. The Paradigm Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

The Paradigm Portfolio may invest up to 35% of its assets in high quality, U.S. short-term debt securities and money market instruments to maintain liquidity. Some of these short-term instruments include commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. government securities (i.e., U.S. Treasury obligations) and repurchase agreements.

Temporary and Defensive Cash and Cash Equivalent Holdings
The Paradigm Portfolio may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments, as described above. The

Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Paradigm Portfolio during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Paradigm Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.

If the market advances during periods when the Paradigm Portfolio is holding a large cash position, the Portfolio may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Paradigm Portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Paradigm Portfolio holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

Fund Structure
The Paradigm Portfolio has an investment objective identical to that of the Paradigm Fund. The Paradigm Fund may withdraw its investment from the Paradigm Portfolio at any time if the Board of Directors of the Company determines that it is in the best interests of the Paradigm Fund to do so. Upon any such withdrawal, the Directors will consider what action might be taken, including investing all of the Paradigm Fund’s investable assets in another pooled investment entity having substantially the same objective and strategies as the Paradigm Fund or retaining an investment adviser, including the current Investment Adviser, to manage the Paradigm Fund’s assets directly.

THE SMALL CAP OPPORTUNITIES FUND
The Small Cap Portfolio’s Investment Adviser considers small cap companies to be those with market capitalizations at or below the highest market capitalization of a component security within the S&P 600® SmallCap Index. The highest market capitalization of a company within the S&P 600® SmallCap Index was approximately $5.80 billion as of March 31, 2023. The Investment Adviser believes that favorable investment opportunities are available through companies that exhibit a number of the following characteristics: have little or no institutional ownership, have had short-term earnings shortfalls, have had a recent IPO but have not attracted significant analyst coverage, are selling at or below book or replacement value, and have price to earnings ratios that are less than one half of their projected growth rate.

Small Cap Portfolio securities will be selected from companies that are engaged in a number of industries if, in the Investment Adviser’s opinion, the companies meet the Small Cap Portfolio’s investment criteria. Such companies include, but are not limited to, the following:

ª    Media: Companies that provide print, broadcast, cable, satellite and web-based information and entertainment content.
ª    Financial Services: Companies that engage in financial service transactions such as banking, credit cards and investment services.
ª    Retailers: Companies that sell retail products and services through traditional stores, catalogues, telemarketing, and web-sites.
ª    Manufacturing and Consumer Products: Companies that manufacture and distribute products to retail outlets.

ª    Utilities: Companies and industries such as gas, electric and telephone.

The Small Cap Portfolio may invest indirectly in bitcoins exclusively through the Grayscale Bitcoin Trust that offers exposure to bitcoin. Grayscale Bitcoin Trust offers shares on an ongoing basis through private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the Securities Act of 1933, as amended. Bitcoins are a digital commodity that are not issued by a government, bank or central organization. Bitcoins exist on the Bitcoin Network that hosts the Blockchain. Bitcoins have no physical existence beyond the record of transactions on the Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoins.

The Small Cap Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to its wholly-owned and controlled Subsidiary.

In the future, the Small Cap Portfolio may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Small Cap Fund under the Internal Revenue Code. The Small Cap Portfolio will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through the Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Portfolio’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.
The Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Small Cap Portfolio will invest in its Subsidiary in a manner consistent with the limitations of the federal tax laws, rules and regulations that apply to the Small Cap Fund as a RIC under Subchapter M. However, the Small Cap Portfolio and its Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of the Subsidiary. The Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody. Unlike the Small Cap Fund, the Subsidiary does not, and will not, seek to qualify as a RIC. The Small Cap Portfolio is the sole shareholder of its Subsidiary and does not expect shares of its Subsidiary to be offered or sold to other investors.

The Small Cap Portfolio may invest up to 20% of its assets in high quality, U.S. short-term debt securities and money market instruments to maintain liquidity. Some of these short-term instruments include commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. government securities (i.e., U.S. Treasury obligations) and repurchase agreements.

Temporary and Defensive Cash and Cash Equivalent Holdings
The Small Cap Portfolio may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments, as described above. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Small Cap Portfolio during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Small Cap Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.

If the market advances during periods when the Small Cap Portfolio is holding a large cash position, the Portfolio may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Small Cap Portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Small Cap Portfolio holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

Fund Structure
The Small Cap Portfolio has an investment objective identical to that of the Small Cap Fund. The Small Cap Fund may withdraw its investment from the Small Cap Portfolio at any time if the Board of Directors of the Company determines that it is in the best interests of the Small Cap Fund to do so. Upon any such withdrawal, the Directors will consider what action might be taken, including investing all of the Small Cap Fund’s investable assets in another pooled investment entity having substantially the same objective and strategies as the Small Cap Fund or retaining an investment adviser, including the current Investment Adviser, to manage the Small Cap Fund’s assets directly.

THE MARKET OPPORTUNITIES FUND
Market Opportunities Portfolio securities will be selected by the Investment Adviser from companies that are engaged in public exchanges, derivative exchanges, capital markets and companies that experience operational scale from increased volume such as investment banks, credit card processing companies, electronic payment companies, publicly traded expressways, airports, roads and railways, or from companies in the gaming industry. These companies may be large, medium or small in size if, in the Investment Adviser’s opinion, these companies meet the Market Opportunities Portfolio’s investment criteria. The Investment Adviser selects portfolio securities by, among other things, evaluating a company’s balance sheets, corporate revenues, earnings and dividends. Such companies include, but are not limited to, the following:

ª    Exchanges: Companies that are organized as public exchanges where debt and equity securities are traded, including derivative exchanges.
ª    Financial Services: Companies that engage in financial service transactions relating to capital markets such as banking, credit cards and investment services.
ª    Business Services: Companies that provide business-to-business products and services involving capital markets or the gaming industry.
ª    Gaming: Companies engaged in casino entertainment, including casino resorts and other leisure activities.

Other leisure activities are defined as those activities that individuals engage in for entertainment, enjoyment and pleasure, which may take place at casinos. Additionally, a substantial aspect of the operations of gaming companies is the operation of casino resorts, which includes, but is not limited to lodging, amenities and recreational activities.

Although the Market Opportunities Portfolio intends to focus its investments in the capital markets and gaming sectors, the Market Opportunities Portfolio may also purchase the securities of companies such as auction houses and payroll and other processing companies that, due to the fixed costs of their operations, benefit from an increase in the volume of sales/transactions.

The Market Opportunities Portfolio may invest indirectly in bitcoins exclusively through the Grayscale Bitcoin Trust that offers exposure to bitcoin. Grayscale Bitcoin Trust offers shares on an ongoing basis through private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the Securities Act of 1933, as amended. Bitcoins are a digital commodity that are not issued by a government, bank or central organization. Bitcoins exist on the Bitcoin Network that hosts the Blockchain. Bitcoins have no physical existence beyond the record of transactions on the Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoins.

The Market Opportunities Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to its wholly-owned and controlled Cayman Subsidiary.

The Market Opportunities Portfolio is also the sole shareholder of its wholly owned Delaware Subsidiary. The Market Opportunities Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to the Delaware Subsidiary. Any net gains that the Delaware Subsidiary recognizes on future sales of the contributed Grayscale Bitcoin Trust shares will be subject to federal and state corporate income tax, but the dividends that the Delaware Subsidiary pays to the Market Opportunities Portfolio (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) will be eligible to be treated as “qualified dividend income” under the Internal Revenue Code. Additional information regarding the tax treatment of the Fund is provided in the “Taxes” section of the SAI.

In the future, the Market Opportunities Portfolio may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Market Opportunities Fund under the Internal Revenue Code. The Market Opportunities Portfolio will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through a Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Portfolio’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.
Each Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Market Opportunities Portfolio will invest in its Subsidiaries in a manner that is consistent with the limitations of the federal tax laws, rules and regulations that apply to the Market Opportunities Fund as a RIC under Subchapter M. However, the Market Opportunities Portfolio and each Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of each Subsidiary. Each Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody. Unlike the Market Opportunities Fund, each Subsidiary does not, and will not, seek to qualify as a RIC. The Market Opportunities Portfolio is the sole shareholder of each Subsidiary and does not expect shares of the Subsidiaries to be offered or sold to other investors.

The Market Opportunities Portfolio may invest up to 35% of its assets in high quality, U.S. short-term debt securities and money market instruments to maintain liquidity. Some of these short-term instruments include commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. government securities (i.e., U.S. Treasury obligations) and repurchase agreements.

Temporary and Defensive Cash and Cash Equivalent Holdings
The Market Opportunities Portfolio may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments, as described above. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Market Opportunities Portfolio during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Market Opportunities Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.

If the market advances during periods when the Market Opportunities Portfolio is holding a large cash position, the Portfolio may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Market Opportunities Portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Market Opportunities Portfolio holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

Fund Structure
The Market Opportunities Portfolio has an investment objective identical to that of the Market Opportunities Fund. The Market Opportunities Fund may withdraw its investment from the Market Opportunities Portfolio at any time if the Board of Directors of the Company determines that it is in the best interests of the Market Opportunities Fund to do so. Upon any such withdrawal, the Directors will consider what action might be taken, including investing all of the Market Opportunities Fund’s investable assets in another pooled investment entity having substantially the same objective and strategies as the Market Opportunities Fund or retaining an investment adviser, including the current Investment Adviser, to manage the Market Opportunities Fund’s assets directly.

THE MULTI-DISCIPLINARY INCOME FUND
The Multi-Disciplinary Income Fund is a diversified fund that invests all of its investable assets in the Multi-Disciplinary Income Portfolio, a series of Kinetics Portfolios Trust. The investment objective of the Multi-Disciplinary Income Fund is to provide total return. “Total Return” sought by the Multi-Disciplinary Income Portfolio consists of income earned on the Multi-Disciplinary Income Portfolio’s investments, plus capital appreciation. The Multi-Disciplinary Income Portfolio utilizes a two-part investment strategy, which includes fixed-income components, including fixed-income exchange-traded funds (“ETFs”), collateralized loan obligations (“CLOs”) and senior secured corporate loans, and derivatives components. Under normal circumstances, the Multi-Disciplinary Income Portfolio will invest at least 65% of its net assets in fixed-income securities (which includes CLOs and corporate loans), derivatives and cash or cash equivalents committed as collateral for written option contracts.

There is no limit on the amount of assets the Multi-Disciplinary Income Portfolio may invest in fixed-income securities. The Multi-Disciplinary Income Portfolio may invest in the debt tranches of CLOs. The CLO debt tranches may have any stated maturity and may be rated (at time of issuance), from “AAA” to and including “B-” (or equivalent by a nationally recognized statistical rating organization (“NRSRO”)), or if unrated, determined to be of comparable credit quality by Horizon Kinetics Asset Management LLC, the Fund’s investment adviser. An NRSRO is a credit rating agency that is registered with the Securities and Exchange Commission (“SEC”) that issues credit ratings that the SEC permits other financial firms to use for certain regulatory purposes.

The Multi-Disciplinary Income Portfolio may invest up to 35% of its net assets in senior secured corporate loans, issued by either public or privately owned companies. Senior secured corporate loans will be first lien or second lien loans, have maturities of up to 8 years, and may be 100% rated below investment grade by an NRSRO.

CLO structures are securitization vehicles collateralized by a pool of investments, which are primarily below investment grade (or unrated equivalent), first lien senior secured corporate loans (generally at least 90% of the CLO portfolio). CLOs are typically permitted to also invest up to 10% of their portfolio in below investment grade (or unrated equivalent) second lien senior secured corporate loans, unsecured corporate loans, and senior secured and senior unsecured corporate bonds. CLOs are generally required to hold a portfolio of investments that are highly diversified by the underlying borrower and industry and that are subject to a variety of asset concentration limitations. The covenants of a typical CLO structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests. The CLOs are generally structured with several debt tranches (typically rated “AAA” and “AA” (or its equivalent), which are the senior notes of the CLO, down to “BB-” or “B-” rated (or its equivalent), which is below investment grade, at the most junior debt level), and an equity or “first loss” tranche. CLOs have two priority-of-payment schedules (“waterfalls”), which are documented in a CLO’s indenture, and which govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s debt and equity tranches. The interest waterfall applies to interest payments received on a CLO’s underlying collateral. The principal waterfall applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales. Debt tranches (starting with the AAA rated, then AA rated and then lower rated debt tranches in that order) are paid sequentially under the waterfall, with the equity or “first loss” tranche paid last. Losses are first borne by the equity tranche, followed by the junior debt tranches, and finally by the senior debt tranches. The equity has the highest potential return but is subject to the greatest risk of loss if some collateral assets held by the CLO default and the cash received by the CLO is insufficient to meet all its debt service obligations under the waterfall. Since the debt tranches of CLOs are over-collateralized, they are partially protected from defaults of collateral assets held by the CLO. The debt tranches generally have a higher rating and lower yield than the underlying collateral assets held in the CLO. Despite the protection afforded through subordination, the debt tranches can still experience losses due to actual defaults of the collateral assets, market anticipation of defaults and aversion to CLO investments as a class.

The Investment Adviser uses a bottom-up approach in managing the Multi-Disciplinary Income Portfolio, which means that the focus is on the analysis of individual securities. By engaging in quantitative and qualitative analysis of individual securities, the Investment Adviser examines an investment’s current valuation, income potential, risk adjusted return and credit profile.

The Multi-Disciplinary Income Portfolio will invest in CLOs and senior secured corporate loans with a minimum initial total offering size of $250 million, that are floating rate and are U.S. dollar denominated. The Multi-Disciplinary Income Portfolio may purchase CLOs and senior secured corporate loans, in both the primary and secondary markets.

The Multi-Disciplinary Income Portfolio will generally not invest more than 5% of its portfolio in any single investment measured at the time of purchase. It is intended that the Multi-Disciplinary Income Portfolio will hold between 20 to 75 investments with a position weighing between 1% to 5% per security. The Multi-Disciplinary Income Portfolio may temporarily deviate from this diversification weighting due to, among other reasons, market conditions and the initial size of the fund as determined by the Investment Adviser, in its sole discretion.

Temporary and Defensive Cash and Cash Equivalent Holdings
The Multi-Disciplinary Income Portfolio may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments, as described above. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional investments would not further the investment objective of the Multi-Disciplinary Income Portfolio during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Multi-Disciplinary Income Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.

If the market advances during periods when the Multi-Disciplinary Income Portfolio is holding a large cash position, the Portfolio may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Multi-Disciplinary Income Portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Multi-Disciplinary Income Portfolio holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

Fund Structure
The Multi-Disciplinary Income Portfolio has an investment objective identical to that of the Multi-Disciplinary Income Fund. The Multi-Disciplinary Income Fund may withdraw its investment from the Multi-Disciplinary Income Portfolio at any time if the Board of Directors of the Company determines that it is in the best interests of the Multi-Disciplinary Income Fund to do so. Upon any such withdrawal, the Directors will consider what action might be taken, including investing all of the Multi-Disciplinary Income Fund’s investable assets in another pooled investment entity having substantially the same objective and strategies as the Multi-Disciplinary Income Fund or retaining an investment adviser, including the current Investment Adviser, to manage the Multi-Disciplinary Income Fund’s assets directly.

Additional Information About the Risks of Investing in Each of the Funds
The principal risks of investing in each fund described in this Prospectus (each, a “Fund” and the corresponding portfolio, a “Portfolio”) are described previously in each Fund’s summary section of this Prospectus. Each of those risks is considered a "principal risk" of investing in a Fund, regardless of the order in which it appears. This section provides more detail about some of those risks, along with information on additional types of risks that may apply to the Funds.

Bitcoin Risk—Internet Fund, Global Fund, Paradigm Fund, Small Cap Opportunities Fund, Market Opportunities Fund
The value of each Portfolio’s investment in the Grayscale Bitcoin Trust directly or indirectly through its Subsidiaries is subject to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on Bitcoin Exchanges. Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Grayscale Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect a Portfolio’s investment in the Grayscale Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of a Portfolio’s investment in the Grayscale Bitcoin Trust. Shares of the Grayscale Bitcoin Trust have historically traded, and may continue to trade, at a significant discount or premium to net asset value, and the price of the Grayscale Bitcoin Trust may go down even if the price of the underlying asset, bitcoin, increases or remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.

Investors may obtain additional information about the Grayscale Bitcoin Trust, including financial statements by visiting Grayscale’s website at https://grayscale.com/products/grayscale-bitcoin-trust/. Additional information can also be found on the SEC’s website at https://www.sec.gov/edgar/searchedgar/companysearch.html.

Collateralized Loan Obligations Leveraging Risk - Multi-Disciplinary Income Fund
CLOs are typically leveraged, and such leverage will magnify the loss on CLO investments, which may in turn magnify the loss experienced by the Multi-Disciplinary Income Fund. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the Multi-Disciplinary Income Portfolio’s investments were not leveraged.

Collateralized Loan Obligations Manager Risk - Multi-Disciplinary Income Fund.
CLO managers are responsible for selecting, managing, and replacing the underlying collateral assets within a CLO. CLO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO debt tranches in which the Multi-Disciplinary Income Portfolio invests.

Collateralized Loan Obligations Risk - Multi-Disciplinary Income Fund.
A CLO is a securitization vehicle collateralized by a pool of credit-related assets. Generally, these assets are below investment grade and are subject to greater credit risk, price volatility and risk of loss than investment grade securities. CLO securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. The extent of these risks depends largely on the type of securities used as collateral and the tranche of the CLOs in which the Multi-Disciplinary Income Portfolio invests. In addition, CLOs are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO.

Covenant Lite Corporate Loans Risk - Multi-Disciplinary Income Fund.
Certain underlying corporate loans in which the Multi-Disciplinary Income Portfolio may invest on a direct basis and/or indirectly through an investment in a CLO debt tranche, may be “covenant lite”, which have few or no financial maintenance covenants that would require a borrower to maintain. As a result, there may be delays in enforcing our interests in such covenant lite securities, which may result in losses and adversely affect the Multi-Disciplinary Income Fund.

Credit/Default Risk - Multi-Disciplinary Income Fund
The Multi-Disciplinary Income Portfolio is subject to the risks associated with the credit quality of CLO debt tranches and corporate loans. Credit quality measures the likelihood that the obligor will be able to meet its debt service obligations. Credit risk is the risk that an obligor will be unable to make principal and interest payments when due, or default on its obligations. Most CLO debt tranches and corporate loans which would be considered for investment by the Multi-Disciplinary Income Portfolio, will have credit ratings issued from NRSROs such as Standard & Poor’s, Fitch, and Moody’s. These NRSROs assign ratings to the obligor by assessing the likelihood of issuer default.

Currency Risk – All Funds except the Multi-Disciplinary Income Fund
Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively impact an investment. A decline in the value of a foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency. Exchange rate movements can be large and unpredictable and can last for extended periods. Absent other events that could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in value of a foreign currency generally can be expected to increase the value of a foreign-currency denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security. Although a Portfolio may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Portfolio’s net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. The Portfolios investing in foreign securities are all subject to the possible imposition of exchange control regulations or freezes on convertibility of currency. Currency risk may be particularly high to the extent that a Portfolio invests in foreign currencies or engages in foreign currency transactions that are economically tied to emerging markets countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.
Cybersecurity Risk – All Funds.
With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, the Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions.

In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets or proprietary information, or cause a Fund, the Investment Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of a Fund, the Investment Adviser or a Fund’s other service providers, have the ability to cause disruptions and negatively impact the fund’s business operations, including the ability to purchase and sell Fund shares, potentially resulting in financial losses to the Fund and its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of fund shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its respective shareholders could be negatively impacted as a result.

Derivatives Risk – All Funds
Each Portfolio may invest in derivatives such as options. The successful use of these investment practices depends on the Investment Adviser’s ability to forecast stock price movements correctly. Should stock prices move unexpectedly, a Portfolio may not achieve the anticipated benefits of the transactions, or may realize losses, and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded options, there are no daily price fluctuation limits for certain options, and adverse market movements could therefore continue for an unlimited extent over a period of time. In addition, the correlation between movements in the prices of options and movements in the prices of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

A Portfolio’s ability to dispose of its positions in options, depends on the availability of liquid markets in such instruments. Markets in options with respect to a number of types of securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options. If a secondary market does not exist for an option purchased or written by a Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (1) an option purchased by a Portfolio would have to be exercised in order for the Portfolio to realize any profit and (2) a Portfolio may not be able to sell portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, upon exercise. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively. In addition, the ability to engage in options transactions may be limited by tax considerations and the use of certain hedging activities may adversely impact the characterization of income to the Portfolio for U.S. federal income tax purposes.

The Paradigm Portfolio may enter into futures contracts in U.S. domestic markets or on exchanges located outside of the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the U.S. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets, so that no common clearing facility exists and that an investor may look only to the broker or counter-party for the performance of the contract. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

On August 19, 2022, new SEC regulations governing the use of derivatives by registered investment companies became effective. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation, and requires certain funds to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds/Portfolios are required to comply with Rule 18f-4 and have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

Exchange-Traded Funds (ETFs) – All Funds
ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector. A passively-managed ETF generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, a passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. Conversely, actively-managed ETFs seek an investment objective by investing in a basket of securities based on the investment strategy and discretion of the ETF’s adviser. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk. As a shareholder in an ETF, a Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. Certain ETFs may be thinly traded and experience large spreads between the "ask" price quoted by a seller and the "bid" price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

Fixed Income Risk – Multi-Disciplinary Income Fund
Current market conditions and the actions of governmental authorities and regulators in response to COVID-19 and its far-reaching effects present heightened risks to fixed-income investments, including the CLOs and corporate loans in which the Fund invests, and the fixed income market, generally. Such risks could be further heightened if such market conditions become more volatile or the governmental and regulatory actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for Portfolio investments.
◦Prepayment Risk. CLO debt tranches and corporate loans are subject to prepayment risk. During periods when credit spreads are contracting a callable CLO debt tranche or corporate loan held by the Multi-Disciplinary Income Portfolio may be “called” and repaid before its stated maturity, and the Multi-Disciplinary Income Portfolio may have to reinvest the proceeds at a lower interest rate, resulting in a decline in the Multi-Disciplinary Income Fund’s income. CLOs are also typically structured such that, after a specified time period (i.e., the non-call period), the majority investor(s) in the equity tranche can call (i.e., require the CLO issuer to redeem) the CLO debt tranches issued by the CLO in full, plus accrued interest. The Multi-Disciplinary Income

Portfolio may not be able to accurately predict when or which of its CLO investments may be called, resulting in the Multi-Disciplinary Income Portfolio having to reinvest the proceeds in unfavorable market conditions, which in turn could cause a decline in the Multi-Disciplinary Income Fund’s income.
◦Credit Risk of Underlying CLO Collateral. The ability of the underlying collateral assets held by the CLOs to generate sufficient cash flow to meet the debt service requirements of the CLO debt tranches on a full and timely basis when principal and/or interest payments are due, may be adversely affected by payment defaults of certain collateral assets held by the CLO.
◦Extension Risk. During periods when credit spreads are increasing, certain CLO debt tranches may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Multi-Disciplinary Income Fund’s income and potentially in the value of its investments.
◦Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Multi-Disciplinary Income Portfolio may decline in value. Floating interest rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities.
◦Floating Interest Rate Risk. CLO tranches and corporate loans have floating interest rates, and therefore their market price may be less sensitive to interest rate changes than securities with fixed interest rates but may still decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Since the Multi-Disciplinary Income Portfolio invests in floating rate CLO debt tranches and corporate loans, a decline in interest rates may result in a reduction of income and may adversely affect the value of the Multi-Disciplinary Income Fund’s shares. The interest rate for a CLO tranche resets quarterly and for corporate loans usually reset either monthly or quarterly, by reference to a benchmark interest rate index. The impact of interest rate changes on floating rate CLO investments and corporate loans is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations.
◦Income Risk. The Multi-Disciplinary Income Fund’s income may decline if interest rates fall. This decline in income can occur because investments held by the Multi-Disciplinary Income Portfolio will have floating or variable interest rates.
◦Privately Issued Securities Risk. The Multi-Disciplinary Income Portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. Privately issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Multi-Disciplinary Income Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at lesser prices than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for the purposes of computing the Multi-Disciplinary Income Fund’s NAV due to the absence of an active trading market. The determinations of the fair value of the Multi-

Disciplinary Income Portfolio investments may cause the Multi-Disciplinary Income Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Multi-Disciplinary Income Portfolio may ultimately realize on one or more of its investments. There can also be no assurance that a privately issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Multi-Disciplinary Income Portfolio, and its value may decline as a result.

Foreign Securities – All Funds, except the Multi-Disciplinary Income Fund
Investing in foreign securities can carry higher returns than those generally associated with U.S. investments. However, foreign securities may be substantially riskier than U.S. investments. The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Furthermore, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protective measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. A Portfolio may be required to obtain prior governmental approval for foreign investments in some countries under certain circumstances. Governments may require approval to invest in certain issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and companies may be subject to limitation. Individual companies may also limit foreign ownership to prevent, among other things, violation of foreign investment limitations.

Some foreign investments may risk being subject to repatriation controls that could render such securities illiquid. Other countries might undergo nationalization, expropriation, political changes, governmental regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the investments in those countries. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect a Portfolio's holdings or exposures. Additional risks include more or less government regulation, less public information, currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

Futures Risks—All Funds, except the Multi-Disciplinary Income Fund
There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Portfolio and the prices of futures; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts.

Risks of Investing in Investment Grade Debt Securities and Below Investment Grade Debt Securities—All Funds
Investments in debt securities pose different risks than investments in equity securities. The value of fixed income securities generally will fall if interest rates rise and generally will rise if interest rates fall. The value of these securities may also fall as a result of other factors such as the performance of the issuer, the market perception of the issuer or general economic conditions. These investments also involve a risk that the issuer may not be able to meet its principal and interest payment obligations. Fixed-income securities having longer maturities involve greater risk of fluctuations in value. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction. The risks associated with changes in interest rates may have unpredictable effects on the markets and the Portfolios' investments. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Portfolio. Other types of securities also may be adversely affected from changes in interest rates. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. A portfolio would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

Investments in debt securities rated below investment grade, i.e., junk bonds, and unrated securities of comparable quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

IPO Risk—Small Cap Fund
IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of those shares without an unfavorable impact on the prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Internet Industry Concentration Risks—The Internet Fund
The value of the Internet Portfolio’s shares will be susceptible to factors affecting the Internet, such as heightened regulatory scrutiny and impending changes in government policies, which may have a material effect on the products and services of this industry. Furthermore, securities of companies in this industry tend to be more volatile than securities of companies in other industries. Competitive pressures and changing demand may have a significant effect on the financial condition of Internet companies. These companies spend heavily on research and development and are especially sensitive to the risk of product obsolescence. The occurrence of any of these factors, individually or collectively, may adversely affect the value of the Internet Portfolio’s shares and your investment in the Internet Fund.

Leveraging Risk – All Funds
A Portfolio’s use of derivative instruments will have the economic effect of financial leverage. The use of leverage by the Investment Adviser may increase the volatility of a Portfolio. These leveraged instruments may result in losses to a Portfolio or may adversely affect a Portfolio’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. A Portfolio may also use borrowed funds to create leverage. Although the use of leverage by a Portfolio may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, a Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and instruments purchased with such proceeds does not cover the cost of leverage, a Portfolio’s return will be less than if leverage had not been used. In the event of a sudden, precipitous drop in value of a Portfolio’s assets, the Portfolio may not be able to liquidate assets quickly enough to pay off its borrowing. Using this investment technique may adversely affect a Portfolio’s NAV or total return.

LIBOR Discontinuance or Unavailability Risk - Multi-Disciplinary Income Fund.
The CLO debt tranches and corporate loans in which the Multi-Disciplinary Income Portfolio invests may bear interest based upon LIBOR (London Interbank Offered Rate), which is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease (which took place as scheduled); (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Currently alternative reference rates are underway to be used in place of LIBOR, such as the Secured Overnight Financing Rate (SOFR). There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Multi-Disciplinary Income Portfolio’s investments.

Liquidity Risk – All Funds.
Liquidity risk refers to the possibility that a Portfolio may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, a Portfolio may have to accept a lesser price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, the ability of a Fund to assign an accurate daily value to these investments may be difficult and the Investment Adviser may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with a Fund’s valuation procedures will in fact approximate the price at which such Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Portfolio’s last valuation for the security). Investors who purchase or redeem shares of a Fund on days when such Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. These risks may be magnified if a Portfolio holds a significant percentage of fair valued or otherwise difficult to value securities, such Portfolio may be particularly susceptible to the risks associated with valuation.

Liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions or access additional means of liquidity, which would reduce the value of such Fund.

Management Risk – All Funds.
Each Fund is actively managed and may not meet its investment objective based on the Investment Adviser’s success or failure to implement investment strategies for the Portfolio. The Investment Adviser’s evaluations and assumptions regarding issuers, securities, and other factors may not successfully achieve a Fund’s investment objective given actual market conditions.

Other Investment Companies – All Funds
The Portfolios may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, a Portfolio’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio’s total assets with respect to any one investment company and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate. Because other investment companies employ an investment adviser, such investments by each Portfolio may cause shareholders to bear duplicate fees.

Among other things, each Portfolio may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Portfolio.

The SEC recently adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While new Rule 12d1-4 permits more types of fund-of-fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022.

Risks of Investing in Mutual Funds—All Funds
All mutual funds carry risks that may cause you to lose money on your investment in one or more of the Funds. In general, the risks associated with the use of the Master/Feeder Fund Structure and the risks associated with your investment in a Fund are substantially identical to the risks associated with a Fund’s investment in a Portfolio. The following describes the primary risks to each Fund that invests in its corresponding Portfolio due to each Portfolio’s specific investment objective and strategies. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no Fund or its corresponding Portfolio can give any assurance that its investment objective will be achieved.

Market Risks—All Funds
The NAV of each Portfolio will fluctuate based on changes in the value of its underlying portfolio. The stock market is generally susceptible to volatile fluctuations in market price. Market prices of securities in which each Portfolio invests may be adversely affected by an issuer’s having experienced losses or lack of earnings, or by the issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. The value of the securities held by each Portfolio is also subject to the risk that a specific segment of the stock market may not perform as well as the overall market. Under any of these circumstances, the value of each Portfolio’s shares and total return will fluctuate, and your investment in the corresponding Fund may be worth more or less than your original cost when you redeem your shares.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and spread internationally. Since then the number of cases has fluctuated and new “variants” have been confirmed around the world. The outbreak resulted in closing borders and quarantines, enhanced health screenings, cancellations, disrupted supply chains and customer activity, and produced general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect national and global economies, individual companies and the market in general in a manner that cannot be foreseen at the present time. Health crises caused by the outbreak may heighten other pre-existing political, social and economic risks in a country or region. In the event of a pandemic or an outbreak, there can be no assurance that the Funds, the Portfolios and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market.

Russia’s recent military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Portfolio’s investments, even beyond any direct exposure the Portfolios may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this Prospectus.

Non-Diversification Risks—All Funds except the Global Fund and the Multi-Disciplinary Income Fund
Each Portfolio, except the Global Portfolio and the Multi-Disciplinary Income Portfolio, and each Fund, except the Global Fund and the Multi-Disciplinary Income Fund, is a non-diversified fund and therefore may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. In certain instances, the non-diversified funds may hold relatively substantial portions of their assets in the securities of a single issuer.

Petroleum and Gas Sector Risk – The Paradigm Fund, The Small Cap Fund and The Market Opportunities Fund
The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by: natural disasters or other catastrophes; changes in exchange rates or interest rates; prices for competitive energy services, economic conditions, tax treatment, or government regulation; government intervention; negative public perception; or unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence or labor unrest). Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Portfolio Borrowing Risks—All Funds
Each Portfolio may leverage its assets, subject to the provisions of the 1940 Act, to fund investment activities or to achieve higher returns. Each Portfolio may borrow money from banks for temporary or emergency purposes in order to meet redemption requests. To reduce its indebtedness, a Portfolio may have to sell a portion of its investments at a time when it may be disadvantageous to do so. In addition, interest paid by a Portfolio on borrowed funds would decrease the net earnings of both that Portfolio and your investment in a corresponding Fund.

Portfolio Turnover Risks—All Funds
Under certain circumstances a Portfolio may take advantage of short-term trading opportunities without regard to the length of time its securities have been held. This strategy often calls for frequent trading of a Portfolio’s securities in order to take advantage of anticipated changes in market conditions. Frequent trading by the Portfolio could increase the rate of its portfolio turnover, which would involve correspondingly greater expenses. Such expenses may include brokerage commissions or dealer mark-ups/mark-downs, as well as other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to shareholders. If a Portfolio realizes capital gains when it sells its portfolio investments, the corresponding Fund will realize the capital gains on a flow through basis and will make taxable distributions to shareholders to the extent of the net amount of such capital gains. For more information see the heading “Taxes.” The trading costs and tax effects associated with such portfolio turnover may adversely affect a Portfolio’s performance under these circumstances, and large movements of assets into and out of a Portfolio may negatively impact such Portfolio’s ability to achieve its investment objective or maintain its current level of operating expenses.

Regulatory Risk—Internet Fund, Global Fund, Paradigm Fund, Small Cap Opportunities Fund, Market Opportunities Fund
Bitcoin is generally not subject to the same degree of regulation as are registered U.S. securities. The reporting, accounting and auditing standards for Bitcoin may differ from the standards for registered U.S. securities. Furthermore, countries, including the U.S., may in the future curtail or outlaw the acquisition, use or redemption of bitcoins.

Sector Concentration Risk – The Internet Fund, The Paradigm Fund, The Small Cap Fund, and The Market Opportunities Fund
Although the Portfolios will not concentrate their investments in any industries, the Portfolios may, at certain times, have concentrations in one or more sectors which may cause the Portfolios to be more sensitive to economic changes or events occurring in those sectors. As of December 31, 2022, the Internet

Portfolio, Paradigm Portfolio, Small Cap Portfolio and Market Opportunities Portfolio had 33.6%, 70.9%, 52.4% and 63.3% invested in the Mining, Quarrying, and Oil and Gas Extraction sector, respectively.

Securities Lending Risks—All Funds, except the Multi-Disciplinary Income Fund
Each Portfolio (other than the Multi-Disciplinary Income Portfolio) may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements, amounting to no more than 33 1/3% of the total assets of each Portfolio (including any collateral posted) or 50% of the total assets of each Portfolio (excluding any collateral posted). Cash collateral may be invested by a Portfolio in short-term investments, including repurchase agreements and money market funds that meet the requirements of Rule 2a-7 of the 1940 Act. Repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. These transactions involve some risk to a Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral. In the event that the original seller defaults on its obligation to repurchase, a Portfolio will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, each Portfolio would suffer a loss if forced to sell such collateral in this manner. In addition, invested collateral will be subject to market depreciation or appreciation, and a Portfolio will be responsible for any loss that might result from its investment of the collateral.

Regulations that took effect in 2019 require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Portfolio’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements.

Single Stock Concentration Risk—Internet Fund, Global Fund, Paradigm Fund, Small Cap Opportunities Fund, Market Opportunities Fund
A Portfolio may hold a large concentration of its net assets in a single security or issuer. Holding a large concentration in a single security or issuer may expose the portfolio to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the Fund’s performance. As of March 31, 2023, the Internet Fund, Global Fund, Paradigm Portfolio, the Small Cap Opportunities Portfolio and the Market Opportunities Portfolio each held a large concentration of its net assets in the Land Corporation. Because a large portion of the Land Corporation’s revenue is derived from oil and gas royalties, the performance of the Funds could be adversely affected if the underlying markets for oil or gas were to decline, thereby having a more significant impact on the Funds given the concentration in this holding.

Risks of Investment in Small and Medium-Size Companies—All Funds except the Multi-Disciplinary Income Fund
Each Portfolio (other than the Multi-Disciplinary Income Portfolio) may invest in small or medium-size companies. Accordingly, a Portfolio may be subject to the additional risks associated with investment in companies with small or medium-size capital structures (generally a market capitalization of $5 billion or less). The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger, more established companies. If a Portfolio is heavily invested in these securities and the value of these securities suddenly declines, the NAV of that Portfolio and your investment in a corresponding Fund will be more susceptible to significant losses.

Subsidiary Risk—Internet Fund, Global Fund, Paradigm Fund, Small Cap Opportunities Fund, Market Opportunities Fund
Each Portfolio will make investments through a wholly-owned Subsidiary organized under the laws of Delaware and/or the Cayman Islands. By investing in a Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by a Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of a Subsidiary will be achieved.

Each Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, each Portfolio wholly-owns and controls its Subsidiaries, making it unlikely that a Subsidiary will take action contrary to the interests of a Fund and its shareholders. The Board has oversight responsibility for the investment activities of each Portfolio, including its investment in each Subsidiary, and each Portfolio’s role as sole shareholder of its Subsidiaries. Each Portfolio and its corresponding Subsidiaries will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of a Subsidiary, each Subsidiary will follow the same compliance policies and procedures as its Portfolio.

Changes in the laws of Delaware, the United States and/or the Cayman Islands could result in the inability of a Portfolio and/or its Subsidiaries to operate as described in this Prospectus and could adversely affect a Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Cayman Subsidiaries. If Cayman Islands law changes such that the Cayman Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Tax Risk—Internet Fund, Global Fund, Paradigm Fund, Small Cap Opportunities Fund, Market Opportunities Fund
To qualify as a RIC, the Funds must, among other things, derive at least 90% of their gross income for each taxable year from sources treated as “qualifying income” under Subchapter M. Although qualifying income does not include income derived directly from commodities – the IRS has issued guidance that bitcoin is to be treated for federal income tax purposes as “property,” which thus could be considered a commodity, and the Portfolios, therefore will restrict their gross income from direct investments therein (including shares of the Grayscale Bitcoin Trust) to a maximum of 10% of its gross income for each taxable year — the Portfolios’ investment in the Subsidiaries is expected to provide the Funds with indirect exposure to the Grayscale Bitcoin Trust within the limitations of the federal tax requirements of Subchapter M.

The investment of up to 25% of a fund’s assets in a foreign subsidiary such as a Cayman Subsidiary is a structure that has been used by a number of RICs as a way of indirectly making commodities-related investments that would not generate qualifying income if they were made directly by the RIC or directly by an entity classified as a partnership for federal income tax purposes in which the RIC invests. Section 851(b) of the Internal Revenue Code provides that income earned by a controlled foreign corporation (a “CFC”), such as a Cayman Subsidiary, will be treated as qualifying income for a RIC provided that CFC distributes those earnings out to the RIC each year. During the period 2006-2011, the IRS issued a number of private letter rulings to other funds in which the IRS ruled that income derived from a fund’s investment in a CFC such as a Cayman Subsidiary will generally constitute qualifying income for the fund, even if the CFC itself engages in transactions that would not generate qualifying income if they were engaged in by the fund itself and even if the earnings of the CFC are not distributed to the fund each year. In 2011, however, the IRS suspended the issuance of such private letter rulings pending further review of the subject. The IRS has issued regulations that provide that where distributions are received from a CFC, amounts included in gross income pursuant to subpart F income rules are considered as dividends and therefore qualifying income. In addition, these regulations provide that subpart F income that is included in a Fund's gross income by virtue of its investment in the Subsidiary is qualifying income to the extent derived with respect to a Fund's business of investing stock, securities or currencies (even if not distributed currently).

If, however, the IRS were to determine that income derived from a Portfolio’s investment in its Cayman or Delaware Subsidiary does not constitute qualifying income and if such positions were upheld by a court, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, that Fund might cease to qualify as a RIC and could be required to reduce its exposure to such investments. In a Senate subcommittee hearing on the subject of RIC commodities-related investments in 2012, Senator Levin, the subcommittee chairman, expressed the view that a wholly-owned foreign subsidiary such as a Cayman Subsidiary, which is used by a RIC to make investments or otherwise to engage in transactions that the RIC could not accomplish directly under the applicable tax rules, should be disregarded as a separate entity for federal income tax purposes. Senator Levin’s view was not endorsed by the IRS Commissioner and the Treasury Acting Assistant Secretary for Tax Policy in their hearing testimony and their post-hearing responses to supplemental questions from Senator Levin. If the IRS were ultimately to adopt such a view, however, with respect to the Cayman or Delaware Subsidiary, and if that position were to be sustained by the courts, a Fund might fail to meet the 90% qualifying income test and therefore might not qualify as a RIC. In that event, that Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such an event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Valuation Risk—Internet Fund, Global Fund, Paradigm Fund, Small Cap Opportunities Fund, Market Opportunities Fund, Multi-Disciplinary Income Fund
The sales price a Portfolio could receive for any particular portfolio investment may differ from a Portfolio’s valuation of the investment, particularly for securities or other investments, such as Bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Fair valuation of a Portfolio's investments involves subjective judgment. A Portfolio’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. Shares of Grayscale Bitcoin Trust are intended to reflect the price of bitcoin assets, less fees and expenses, and shares of the Grayscale Bitcoin Trust have historically traded, and may continue to trade, at a significant discount or premium to net asset value. As such, the price of Grayscale Bitcoin Trust may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.

Volatility Risk—Internet Fund, Global Fund, Paradigm Fund, Small Cap Opportunities Fund, Market Opportunities Fund, Multi-Disciplinary Income Fund
A Portfolio may have investments, including but not limited to Bitcoin, that appreciate or depreciate significantly in value over short periods of time. This may cause a Portfolio’s net asset value per share to experience significant increases or declines in value over short periods of time.

Portfolio Holdings Information
A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds’ SAI. Each Portfolio files its portfolio holdings with the SEC and the holdings are publicly available twice each fiscal year on Form N-CSR (with respect to each annual and semi-annual period) and twice each fiscal year on Form N-PORT (with respect to the first and third quarters of the Portfolios' fiscal year). The annual and semi-annual reports are available by contacting Kinetics Mutual Funds, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-930-3828. In addition, the Company may publish on its webpage (www.kineticsfunds.com) month-end (a) top twenty portfolio holdings of each Portfolio and the percentage that each holding represents of the Portfolio’s net assets, (b) top five performing and bottom five performing portfolio holdings of each Portfolio, and (c) for Portfolios that primarily invest in derivatives, cash and fixed income instruments, the top ten (10) derivative and top ten (10) fixed income holdings, along with their respective percentage of net assets in each Portfolio, in all cases no earlier than twenty calendar days after the end of each calendar quarter. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N‑CSR or Part F of Form N‑PORT with the SEC or until the next month in which portfolio holdings are posted in accordance with the above policy.

Management of the Funds and the Portfolios

Investment Adviser
Each Portfolio’s investment adviser is Horizon Kinetics Asset Management LLC (“Kinetics” or the “Investment Adviser”), 470 Park Avenue South New York, New York 10016. The Investment Adviser provides investment advisory services to a family of seven mutual funds with discretionary management authority over approximately $6.95 billion in assets as of March 31, 2023. The Investment Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC.

On April 24, 2019, Kinetics Asset Management LLC (“KAM”), the Portfolios’ former investment adviser, reorganized into Horizon Asset Management LLC (“HAM”), following which HAM was renamed Horizon Kinetics Asset Management LLC. Both KAM and HAM were wholly-owned subsidiaries of Horizon Kinetics LLC.

As part of the reorganization, the Portfolios’ investment advisory agreement was transferred from KAM to the Investment Adviser, and the Investment Adviser replaced KAM as the Portfolios’ investment adviser. The reorganization resulted in no other change to the terms of the investment advisory agreement, including the advisory fee rates. Further, the portfolio managers, all of whom are now employees of the Investment Adviser, have not changed as a result of the reorganization. KAM was advised by legal counsel that the reorganization did not result in an “assignment” of the investment advisory agreement (as such term is defined in the 1940 Act).

The Investment Adviser conducts investment research and supervision for each Portfolio and is responsible for the purchase and sale of securities for each Portfolio. Except with respect to the Multi-Disciplinary Income Portfolio, the Investment Adviser is entitled to receive an annual fee from each Portfolio for its services of 1.25% of each Portfolio’s average daily net assets. Effective as of April 30, 2023, the Investment Adviser has agreed to reduce the management fee for the Multi-Disciplinary Income Portfolio from 1.25% to 1.00%. Additionally, effective as of April 30, 2023, the Investment Adviser has agreed to waive 0.75% of the 1.00% management fee for the Multi-Disciplinary Income Portfolio through April 30, 2024. As a result of fee waivers for certain Funds, the advisory fees paid to the Investment Adviser for the fiscal year ended December 31, 2022, were as follows:

Advisory Fees (as a percentage of average net assets)
Internet Fund	1.25%
Global Fund	0.57%
Paradigm Fund	1.22%
Small Cap Opportunities Fund	1.20%
Market Opportunities Fund	0.89%
Multi-Disciplinary Income Fund	0.43%

A discussion regarding the basis of the Kinetics Portfolios Trust’s (the “Trust”) Board of Trustees’ approval of the investment advisory agreement for each Portfolio is available in the Company’s semi-annual report to shareholders for the period ended June 30, 2022.

Kinetics, as the Investment Adviser to each Portfolio, is engaged in a broad range of portfolio management, portfolio advisory and other business activities. Kinetics’ services are not exclusive to the Portfolios and nothing prevents it, or any affiliates, from providing similar services to other investment funds and other clients (whether or not their investment objectives, strategies, or criteria are similar to those of a Portfolio) or from engaging in other activities.

Members of the Investment Team
Murray Stahl is the Chief Investment Officer for Horizon Kinetics LLC, the parent company to the Investment Adviser and Horizon, and generally oversees the management of each Portfolio’s investment team. The following persons are members of an investment team: Peter B. Doyle, Murray Stahl, Steven Bregman, Steven Tuen, James Davolos, Matthew Houk, Eric Sites and Darryl Monasebian. Each person’s role varies from Portfolio to Portfolio as indicated in the table below. Each investment team member is an employee of the Investment Adviser.

The Portfolio Manager(s) of a Portfolio are responsible for the day-to-day management of the applicable Portfolio. Each investment team member serves as a research analyst. While the investment team discusses investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides with the Portfolio’s Portfolio Manager(s).

	The Internet Portfolio	The Global Portfolio	The Paradigm Portfolio	The Small Cap Opportunities Portfolio	The Market Opportunities Portfolio	The Multi-Disciplinary Income Portfolio
Peter B. Doyle	Co-Portfolio Manager	Investment Team Member	Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager	N/A
Steven Tuen	Investment Team Member	Co-Portfolio Manager	N/A	N/A	N/A	N/A
Murray Stahl	Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Steven Bregman	Investment Team Member	Investment Team Member	Co-Portfolio Manager	Investment Team Member	Investment Team Member	N/A
James Davolos	Co-Portfolio Manager	Investment Team Member	Investment Team Member	Investment Team Member	Investment Team Member	N/A
Matthew Houk	N/A	N/A	N/A	Co-Portfolio Manager	N/A	N/A
Eric Sites	N/A	N/A	N/A	N/A	Investment Team Member	N/A
Darryl Monasebian	N/A	N/A	N/A	N/A	N/A	Co-Portfolio Manager

Peter B. Doyle is the Chairman of the Board of the Company. In 1994, he co-founded Horizon, an affiliate of the Investment Adviser since May 2011. In 1996, Mr. Doyle co-founded the Investment Adviser. From 1999 through 2011, Mr. Doyle was a dual employee of both the Investment Adviser and Horizon.

Murray Stahl is the Chief Investment Officer and has been a Portfolio Manager for the Portfolios since 2000. In 1994, he co-founded Horizon and currently serves as Chairman and Chief Investment Officer for Horizon Kinetics, the parent company to the Investment Adviser and Horizon. From 2000 through 2011, Mr. Stahl was a dual employee of both the Investment Adviser and Horizon.

Steven Tuen joined the Investment Adviser in 1999 as a research analyst. He joined Horizon in 1996, also as a research analyst, and between 1999 and 2011 was a dual employee of both the Investment Adviser and Horizon.

James Davolos joined the Investment Adviser as an analyst in 2005, and is now a Portfolio Manager focusing on, among other things, emerging markets.

Matthew Houk joined the Investment Adviser in 2011 and began serving as a Portfolio Manager in 2012. Previously, he was a research analyst at Horizon, beginning in 2008. Prior to Horizon, Mr. Houk held various positions at Goldman, Sachs & Co.

Eric Sites has been an Investment Team Member for the Company since 2013. He joined Horizon in 2004 as a research analyst and Portfolio Manager.

Steven Bregman is a Portfolio Manager for the Portfolios since 2017. In 1994, he co-founded Horizon and currently serves as President and Director of Research for Horizon Kinetics, the parent company to the Investment Adviser and Horizon.

Darryl Monasebian has been a Senior Portfolio Manager of the Investment Adviser since June 2022. Before joining the Investment Adviser, Mr. Monasebian served as an Executive Vice President at Oxford Funds, LLC from 2005 to June 2022. Prior to that, he held several positions including a Director in the Merchant Banking Group at BNP Paribas, a Director at Swiss Bank Corporation, a Senior Account Officer at Citibank, and an Investment Analyst in the Corporate Investments Department at Metropolitan Life Insurance Company. Mr. Monasebian has over 30 years of professional experience. Mr. Monasebian received a BS degree in Management Science/Operations Research from Case Western Reserve University and an MBA from Boston University’s Graduate School of Management.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Valuation of Fund Shares
Shares of each Fund’s No Load Class are sold at NAV per share, which is determined by each Fund as of the close of regular trading (generally 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (the “Exchange”) is open for unrestricted business. The Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr.’s Day, Washington’s Birthday/President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase and redemption requests are priced at the next NAV per share calculated after receipt and acceptance of a completed purchase or redemption request. The NAV for each Class of shares of each Fund is determined by dividing the value of the Fund’s securities, cash and other assets attributable to that Class, minus all expenses and liabilities attributable to that Class, by the number of shares outstanding of that Class. The NAV for a Class of shares of a Fund takes into account the expenses and fees of that Class, including management, administration, distribution and shareholder servicing fees, which are accrued daily. The NAV of each Portfolio is calculated at the same time and generally in the same manner (i.e., assets-liabilities/ # of shares = NAV per share) as those of each corresponding Fund’s Classes.

Each Portfolio’s equity securities are valued each day at the last quoted market sale price on the securities’ principal exchange. If there is no sales price, a security is valued at the last reported bid price. Securities listed on the Nasdaq Stock Market, Inc., however, are valued using the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported bid price. If market quotations are not readily available or if events occur that may significantly affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the Exchange, securities will be valued at their fair market value as determined in good faith in accordance with procedures adopted by the Investment Adviser and approved by the Board of Trustees/Directors. The Board has designated the Investment Adviser as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight. Situations involving significant events may include those where: a security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Portfolio prices its shares. See “Trading in Foreign Securities.” Each Portfolio may use independent pricing services to assist in calculating the NAV per share of such Portfolio.

Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite price is not available, then a quote is provided by one of the authorized pricing vendors. If neither a composite price or quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. Securities that have no public market and all other assets of a Portfolio are considered at such value as the Investment Adviser, as valuation designee, may determine in good faith, in accordance with a Portfolio’s valuation procedures as approved by the Trust’s Board of Trustees and the Company’s Board of Directors.

A Portfolio’s debt obligations (including convertible securities) that are either investment grade or non-investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments such as repurchase agreements, demand notes, and money market mutual funds are traded at cost and there are no market values available for those instruments from third parties. Those instruments are priced at cost. Debt securities that are not priced by an independent third party pricing agent shall be valued (a) at the last sale price if such last sale occurred within the previous five business days, and (b) if there was no sale price during the previous five business days, at the average of the bids, or the sole bid if there is only one. Debt securities and other securities which, in the judgment of the Investment Adviser, do not properly represent the value of a security will be valued at their fair market value as determined in good faith by the Investment Adviser, as valuation designee, in accordance with procedures adopted by the Investment Adviser and approved by the Trust’s Board of Trustees and the Company’s Board of Directors.

Fair valuation of securities introduces an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Investment Adviser compares the new market quotation to the fair value price to evaluate the effectiveness of the Portfolios’ fair valuation procedures.

Trading in Foreign Securities
Trading in foreign securities may be completed at times when the Exchange is closed. In computing the NAV per share of each Fund and each corresponding Portfolio, the value of a foreign security is determined as of the close of trading on the foreign exchange on which it is principally traded or as of the scheduled close of trading on the Exchange, whichever is earlier, at the closing sales prices provided by approved pricing services or other alternate sources. In the absence of sales, the last available closing bid will be used. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Investment Adviser, as valuation designee. Values of foreign securities are translated from the local currency into U.S. dollars on the basis of the foreign currency exchange rates, as provided by an independent pricing service or reporting agency, generally prior to the close of the Exchange. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the Exchange, which events would not be reflected in the computation of a Portfolio’s NAV. If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by the Investment Adviser, as valuation designee.

How to Purchase Shares

In General
No Load Class shares of each Fund are sold at NAV, and will be credited to a shareholder’s account at the NAV per share next computed after an order and payment is received. The minimum initial investment for both regular accounts and individual retirement accounts is $2,500 ($2,000 for Coverdell Education Savings Accounts). There is no minimum on subsequent investments for all account types. The Company reserves the right to vary or waive any minimum investment requirement. Each Fund reserves the right to reject any purchase order if, in its opinion, it is in the Fund’s best interest to do so. A service fee of $25 will be deducted from a shareholder’s Fund account, in addition to any loss sustained by the Fund, for any purchases that do not clear. Your order will not be accepted until a completed New Account Application is received by the Funds or their transfer agent, U.S. Bank Global Fund Services (in such capacity, the “Transfer Agent”).

Investing by Telephone
If you have accepted the Telephone and Internet Options on the No Load Class New Account Application (the “Application”) and your account has been open for seven business days, you may purchase additional shares by telephoning a Fund toll free at 1-800-930-3828. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. Your purchase will take place at the NAV per share determined on the day your order is placed, provided that your order is received prior to 4:00 p.m. Eastern Time.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).

There is no minimum on telephone purchases. You may not make your initial purchase of a Fund’s shares by telephone.

Automatic Investment Plan
Once an account has been established, you may purchase shares of a Fund through an Automatic Investment Plan (“AIP”). You can have money automatically transferred from your checking, savings or bank money market account on a monthly basis. There is no minimum purchase amount in order to participate in the AIP.

To be eligible for the AIP, your bank must be a domestic institution that is an ACH member. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the AIP section on the Application or call the Transfer Agent at 1-800-930-3828 with any questions. The first AIP purchase will take place no earlier than seven business days after the Transfer Agent has received your request. Any request to change or terminate your AIP should be submitted to the Transfer Agent five days prior to the desired effective date of such change or termination. The Funds may modify or terminate the AIP at any time.

Purchase By Mail
To purchase a Fund’s shares by mail, simply complete and sign the Application and mail it, along with a check made payable to [NAME OF FUND], c/o Kinetics Mutual Funds, Inc., to:

Regular Mail	Overnight or Express Mail
Kinetics Mutual Funds, Inc.	Kinetics Mutual Funds, Inc.
[NAME OF FUND]	[NAME OF FUND]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

All purchases by check must be in U.S. dollars drawn on a bank located within the United States. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.

Purchase By Wire
To open an account by wire, a completed Application is required before your wire can be accepted. You can mail or overnight deliver your Application to the Transfer Agent at the above address. Upon receipt of your completed Application, an account will be established for you. You will need to provide the assigned account number to your bank when instructing it to wire the funds. Your bank must include along with the wire the name of the Fund, the account number and your name so that monies can be correctly applied. To ensure proper application of wired funds, please call 1-800-930-3828 to notify the applicable Fund that the wire is coming. Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Funds and U.S. Bank N.A. are not responsible for delays resulting from the banking or Federal Reserve wire system. Please use the following wiring instructions:

Wire to:    U.S. Bank N.A.
ª    ABA Number:    075000022
ª    Credit:    U.S. Bancorp Fund Services, LLC
ª    Account:    112-952-137
ª    Further Credit:    Kinetics Mutual Funds, Inc.
[NAME OF FUND]
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Subsequent Investments
You may add to your account at any time by purchasing shares by mail, by telephone, or by wire. You may also purchase additional shares online if you have established an online account. To purchase by mail, submit your check with the Invest by Mail form attached to your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. To purchase by telephone, call 1-800-930-3828 prior to 4:00 p.m. Eastern Time to place your order. To ensure proper application of wired funds, please call 1-800-930-3828 to notify the Fund that the wire is coming. All purchase requests must include your shareholder account number.

Individual Retirement Accounts
You may invest in any Fund by establishing a tax-sheltered IRA. Each Fund offers Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, and Coverdell Education Savings Accounts. For additional information on IRA options, please call 1-800-930-3828.
Investing Through Brokers or Agents
You may invest in each Fund through brokers or agents who have entered into selling agreements with the Funds’ distributor. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund.

How to Redeem Shares
In General
You may redeem part or all of your shares of a Fund on any business day that the Fund calculates its NAV per share. To redeem shares, you must contact the Fund in which you are invested either by mail or by phone to place a redemption order. Redemption requests may also be placed online if you have established an online account. You should request your redemption prior to market close to obtain that day’s closing NAV. Redemption requests received after the close of the Exchange will be treated as though received on the next business day.

Each Fund will generally send redemption proceeds the next business day and, in any event, no later than seven days after the receipt of a redemption request in “good order” (see below). Please note, however, that when a purchase order has been made by check or electronic funds transfer through the ACH network, a Fund will not be able to send your redemption proceeds until the purchase amount has cleared. This may take up to 12 calendar days. This delay can be avoided by purchasing shares by wire. Since each Fund invests all of its investable assets in a corresponding Portfolio, a Fund will normally need to redeem a portion of its investment in its corresponding Portfolio in order to meet redemption requests.

The Portfolios typically expect that a Portfolio will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Portfolios. These redemption methods will be used regularly and may also be used in stressed market conditions. The Portfolios reserve the right to redeem in-kind as described under “Additional Information.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a Portfolio’s net assets in order to minimize the effect of large redemptions on a Portfolio and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions.

Redemption proceeds may be sent to the address of record, wired to a shareholder’s bank account of record, or sent via electronic funds transfer through the ACH network to the shareholder’s bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system. If the redemption proceeds are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings association, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. The Funds will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

ª    If you are requesting a change in account ownership;
ª    When redemption proceeds are payable or sent to any person, address or bank account not on record;
ª    Written requests to wire redemption proceeds (if not previously authorized on the account);
ª    When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right at their discretion to require a signature guarantee or signature validation in other circumstances. The Fund(s) reserve the right to waive any signature guarantee requirement at its/their discretion.

Written Redemption
You can execute most redemptions by furnishing an unconditional written request to a Fund in which you are invested to redeem your shares at the current NAV per share. Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Kinetics Mutual Funds, Inc.	Kinetics Mutual Funds, Inc.
[NAME OF FUND]	[NAME OF FUND]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Requests for redemption in “good order” must:
ª    indicate the name of the Fund;
ª    be signed exactly as the shares are registered, including the signature of each owner (including a signature guarantee when required);
ª    specify the number of shares or dollar amount to be redeemed; and

ª    indicate your account registration number.

Telephone Redemption
If you are authorized to perform telephone transactions (either through your Application or by subsequent arrangement in writing with a Fund) you may redeem shares in any amount by instructing the Fund in which you are invested by phone at 1-800-930-3828. A signature guarantee or signature validation may be required of all shareholders in order to add or change telephone redemption privileges on an existing account.

Note: Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, each Fund will use reasonable procedures, such as requesting:

ª    your Fund account number;
ª    the name in which your account is registered;
ª    the social security or tax identification number under which the account is registered; and
ª    the address of the account holder, as stated in the Application.

Note: If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Funds by telephone, you may make your redemption request in writing. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).

Wire Redemption
Wire transfers may be arranged to redeem shares. However, the Transfer Agent charges a $15 fee per wire redemption against your account for this service. There is no minimum on wire redemptions.

Systematic Withdrawal Plan
If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan. The Systematic Withdrawal Plan allows you to make automatic withdrawals from your account at regular intervals (monthly, quarterly or annually). Proceeds can be mailed via check to the address of record, or sent via electronic funds transfer through the ACH system to your bank account if your bank is an ACH system member. If the date you select to have the withdrawal made is a weekend or holiday, the redemption will be made on the next business day. Money will be transferred from your Fund account to the account you chose at the interval you select on the Application. If you expect to purchase additional shares of a Fund, it may not be to your advantage to participate in the Systematic Withdrawal Plan because of the possible adverse tax consequences of making contemporaneous purchases and redemptions. There is no minimum on systematic withdrawals. Any request to change or terminate your Systematic Withdrawal Plan should be submitted to the Transfer Agent five days prior to the next scheduled withdrawal.

The Funds’ Right to Redeem an Account
Each Fund reserves the right to redeem the shares of any shareholder, other than a shareholder who is an active participant in the AIP, whose account balance is less than $1,000, other than as a result of a decline in the NAV of a Fund. Each Fund will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account.

IRA Redemption
If you are an IRA shareholder, you must indicate on your written redemption request whether or not to withhold federal income tax. Requests that do not indicate a preference will be subject to withholding. Shares held in IRA accounts may be redeemed by telephone at 1-800-930-3828. Investors will be asked whether or not to withhold taxes from any distribution.

Householding
By signing the Application, you acknowledge and consent to the householding (i.e., consolidation of mailings) of regulatory documents such as prospectuses, and certain other shareholder documents. In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free at 1-800-930-3828 to request individual copies of documents; if your shares are held through a Financial Intermediary, please contact them directly. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Shareholder Inactivity/Lost Shareholder
It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to a Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in a Fund may be transferred to that state.

Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

Redemption Fees
The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment. In accordance with policies and procedures adopted by the Board of Directors of the Company, frequent purchases and redemptions of Fund shares are not encouraged but are generally permitted by the Funds. Such purchases and redemptions may have an adverse effect on other Fund shareholders, including, without limitation, the possibility of disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and possible dilution of the value of Fund shares held by long-term shareholders. The Company may, in its sole discretion, reject purchase orders when, in the judgment of management, such rejection is in the best interest of a Fund and its shareholders. The Funds assess a 2.00% fee on the redemption or exchange of Fund shares held for 30 days or less from the date of purchase. The fee is paid back to the Fund from which the investor redeemed to help offset any potential transaction costs.

The Funds will use the first-in, first-out method to determine the 30-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is 30 days or less, the redemption fee will be assessed.

The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Funds’ systematic programs, as these transactions are typically de minimis. This fee will also not be assessed to the participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Funds in an omnibus account. The redemption fee will also not be assessed to accounts of the Investment Adviser or its affiliates used to capitalize the Funds as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemptions to avoid adverse effects to the Funds. In addition, the Funds are authorized to waive redemption fees for redemptions effected pursuant to asset allocation programs, wrap fee programs, other investment programs offered by financial institutions, and the Company reserves the right to lower or waive any redemption fee. Although frequent purchases and redemptions of Fund shares are generally permitted, the Funds only intend to waive redemption fees for redemptions the Funds reasonably believe do not raise frequent trading or market timing concerns.

The Funds reserve the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Currently, the Funds are limited in their ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of redemption, a Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Fund may not know whether a redemption fee is applicable or the identity of the customer who should be assessed the redemption fee. Due to operational differences, a financial intermediary’s methods for tracking and calculating the redemption fee may differ in some respects from that of the Fund. If necessary, the Funds may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediaries’ customers.

Notice of Customer Verification
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-930-3828 if you need additional assistance when completing your Application.

If we do not have a reasonable belief as to the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, each Fund reserves the right to redeem your account at the current day’s net asset value.

Exchange Privilege
If you have accepted the Telephone and Internet Options on the Application, you can exchange your shares in any Fund for shares of the same class of any other Fund offered by the Company, (e.g., No Load Class shares for No Load Class shares). If the exchange is requested via telephone, a $5 per exchange transaction cost will be assessed. You should carefully read the Prospectus of a Fund before exchanging shares into that Fund. Be advised that exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another Fund. Therefore, an exchange of Fund shares held for 30 days or less may be subject to a 2.00% redemption fee. See “Redemption Fees” above. Further, exchanges may have certain tax consequences and you could realize short- or long-term capital gains or losses. Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise. You should request your exchange prior to market close to obtain that day’s closing NAV. Exchange requests received after the close of the Exchange will be treated as though received on the next business day.

Call 1-800-930-3828 to learn more about the other funds or classes offered by the Company and about exercising your exchange privilege.

Distributions and Taxes
Distributions
Distributions (whether treated for tax purposes as ordinary income, qualified dividend income, section 199A dividends or long-term capital gains) to shareholders of each Fund are generally paid in additional shares of the same Class of the Fund in which shareholders are already invested, with no sales charge, based on the NAV per share of that Class as of the close of business on the record date for such distributions. However, you may elect on the Application to receive distributions as follows:

Option 1: To receive income dividends and capital gain distributions in additional Fund shares, or
Option 2: To receive all income dividends and/or capital gain distributions in cash.
Option 3: To reinvest capital gain distributions in additional Fund shares, while receiving income distribution in cash.
Option 4: To reinvest all income dividends in additional Fund shares, while receiving capital gain distributions in cash.

You may change your dividend and capital gain distribution election in writing or by calling the Transfer Agent in advance of the next distribution.
Each Fund intends to pay any dividends from investment company taxable income and distributions representing capital gain at least annually, usually in December. Each Fund will advise each shareholder annually of the amounts of dividends from investment company taxable income and of net capital gain distributions reinvested or paid in cash to the shareholder during the calendar year.

If you selected any distributions to be paid in cash and the U.S. Postal Service cannot deliver your distribution checks, or if your distribution checks remain uncashed for six months, your distribution checks will be reinvested in your account at the then current NAV of the appropriate Fund and your election will be converted to the purchase of additional shares.

Taxes
The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Fund Distributions
Each Fund has qualified and intends to continue to qualify for federal tax purposes as a regulated investment company and to distribute substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise noted below, you will generally be subject to federal income tax on Fund distributions to you regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below. It is anticipated that most of the Multi-Disciplinary Income Fund’s distributions will be taxable as ordinary income.

Distributions attributable to the net capital gain of a Fund generally are taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 23.8% (which includes a 3.8% Medicare tax).

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gain rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations. Also, distributions on income contributable to each Cayman Subsidiary will generally not be “qualifying dividends.”

Certain Funds may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to such Fund's investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Fund pays to you and reports as a section 199A dividend in written statements furnished to you. Distributions paid by a Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from a REIT reduced by the Fund's allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund's shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund's ex-dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Distributions from each Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31. You will be notified annually of the tax status of distributions to you.

A portion of distributions attributable to investments in U.S. corporations paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of such dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities.

The Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, a Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. If a Fund makes this election, the amount of those foreign taxes paid by a Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election, the Fund will be entitled to deduct any such foreign taxes in computing the amounts it is required to distribute.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales and Exchanges
You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares in a Fund, including an exchange of shares pursuant to a Fund’s exchange privilege, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long‑term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, the Funds (or relevant broker or financial adviser) are required to compute and report to the Internal Revenue Service (the “IRS”) and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Funds have elected to use the average cost method, unless you instruct the Funds to use a different IRS-accepted cost basis method or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans
One major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax‑qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

Backup Withholding
On the Application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding. If you (i) fail to provide a correct taxpayer identification number in the manner required; (ii) are subject to backup withholding by the IRS for failure to properly include on your return payments of taxable interest or dividends; or (iii) fail to certify that you are not subject to backup withholding when required to do so or have failed to certify that you are an “exempt recipient,” the IRS may, in certain cases, require each Fund to withhold a percentage of dividends or redemption or exchange proceeds. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders
Generally, nonresident aliens, foreign corporations and other foreign investors are subject to 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable income tax treaty with the United States (provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN or Form W8BEN-E, as applicable, to establish entitlement for these treaty benefits). In the case of regulated investment companies such as the Funds, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Funds’ net capital gains (the excess of net long-term capital gains over net short-term capital loss), dividends attributable to the Funds’ interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Funds.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in a Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from a Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Each Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in a Fund.

State and Local Taxes
You may also be subject to state and local taxes on distributions, sales, exchanges and redemptions. State income taxes may not apply, however, to any portions of a Fund’s distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state in which you live. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More tax information relating to the Funds is provided in the SAI.

Distribution of Shares
Distributor
Kinetics Funds Distributor LLC (“KFD”), an affiliate of the Investment Adviser, 470 Park Avenue South, New York, New York 10016, is the distributor for the shares of the Funds. KFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of each Fund are offered on a continuous basis.

Shareholder Servicing Agents
Pursuant to separate shareholder servicing agreements, the Investment Adviser is responsible for paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. These agents have written shareholder servicing agreements with the Investment Adviser and perform these functions on behalf of their clients who own shares of the Funds. For this service, the Investment Adviser receives an annual shareholder-servicing fee from each Class equal to 0.25% of each Fund’s average daily net assets attributable to that Class.

Arrangements with Certain Financial Institutions
The Investment Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated broker-dealers and other financial institutions (“Financial Institutions”) from time to time in connection with the sale, distribution, retention and/or servicing of shares of the Funds and other funds managed by the Investment Adviser or its affiliates. These payments are made out of the Investment Adviser’s, and/or its affiliates’, own assets and are not an additional charge to the Funds. The payments are in addition to the shareholder servicing fees described in this Prospectus. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide Financial Institutions or their employees with an incentive to favor sales of shares of the Funds over other investment options. You should contact your Financial Institution for more information about the payments it may receive and potential conflicts of interest.

Fund Administrator
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator to each Fund and each Portfolio.

Custodian, Transfer Agent, Dividend Disbursing Agent and Fund Accountant
U.S. Bank N.A. serves as Custodian for each Fund’s cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. Fund Services acts as each Fund’s Transfer Agent, Dividend Disbursing Agent and Fund Accountant.

Unique Characteristics of the Fund Structure
Unlike other mutual funds that directly acquire and manage their own portfolio securities, each Fund invests all of its investable assets in a Portfolio that is a series of a separately registered investment company. The Portfolio, in turn, invests in securities, using the strategies described in this Prospectus.

In addition to selling a beneficial interest to a Fund or Funds, a Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Portfolio on the same terms and conditions and would pay a proportionate share of such Portfolio’s expenses. However, other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, and might bear different levels of ongoing expenses than the Fund. Shareholders of the Funds should be aware that these differences would result in differences in returns experienced in the different funds that invest in a Portfolio. Such differences in returns are also present in other mutual fund structures.

Smaller funds investing in a Portfolio could be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large feeder fund were to withdraw from a Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio could become less diverse, resulting in increased portfolio risk. However, that possibility also exists for traditionally structured funds that have large or institutional investors. Funds with a greater pro rata ownership in a Portfolio could have effective voting control of such Portfolio.

Certain changes in a Portfolio’s objective, policies or restrictions might require the Company to withdraw the corresponding Fund’s interest in such Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Portfolio). A Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund.

The Company’s Board of Directors retains its right to withdraw any Fund’s investment from a Portfolio at any time if the Board of Directors determines that such withdrawal would be in the best interest of the Fund’s shareholders. The Fund would then resume investing directly in individual securities of other issuers or invest in another Portfolio of the Trust.

The SAI contains more information about each Fund and Portfolio, the Master/Feeder Fund Structure and the types of securities in which each Portfolio may invest.

Counsel and Independent Registered Public Accounting Firm
Legal matters in connection with the issuance of shares of common stock of each Fund are passed upon by Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, is the independent registered public accounting firm for the Funds.

Description of Indexes
The Bloomberg U.S. 1-3 Year Credit Bond Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year and less than three years.

The Bloomberg U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes multiple types of government and corporate-issued bonds, some of which are asset-backed.

The Bloomberg U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below after dropping the highest and lowest available ratings. The index excludes emerging markets debt.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that is considered to represent U.S. stock market performance in general. The Index is not an investment product available for purchase and does not include any deduction for fees, expenses or taxes.

S&P 600® SmallCap Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The NASDAQ Composite® Index is a broad-based capitalization-weighted index of all Nasdaq stocks. The Index does not include the reinvestment of dividends or deductions for fees, expenses or taxes.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of March 31, 2023, the MSCI EAFE® Index consisted of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of March 2023, it covers 2,888 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. The index is built using MSCI’s Global Investable Market Index (GIMI) methodology, which is designed to take into account variations reflecting conditions across regions, market-cap sizes, sectors, style segments and combinations.

Financial Highlights
The financial highlights tables set forth below are intended to help you understand each Fund’s financial performance for the last five fiscal years. Most of the information reflects financial results with respect to a single No Load Class share of each Fund. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The financial information provided was audited by Tait, Weller & Baker LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report and incorporated by reference into the SAI, both of which are available upon request, or by following the hyperlink to the Annual Report dated December 31, 2022.

The Internet Fund

	No Load Class
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$60.64	$53.01	$33.89		$27.19		$52.18
Income from Investment Operations:
Net investment income (loss)(2)	(0.30)	(0.83)	(0.29)		(0.25)		(0.48)
Net realized and unrealized gain (loss) on investments	(14.44)	8.93	19.41		7.44		(13.77)
Total from Investment Operations	(14.74)	8.10	19.12		7.19		(14.25)
Redemption Fees	0.01	0.05	0.00	(3)	0.00	(3)	0.02
Less Distributions:
From net realized gains	(0.38)	(0.52)	—		(0.49)		(10.76)
Total Distributions	(0.38)	(0.52)	—		(0.49)		(10.76)
Net Asset Value, End of Year	$45.53	$60.64	$53.01		$33.89		$27.19
Total return	(24.28)%	15.35%	56.42%		26.45%		(27.32)%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$144,397	$226,228	$169,374		$115,351		$102,268
Ratio of operating expenses to average net assets:	1.77%	1.71%	1.82%		1.84%		1.84%
Ratio of net investment income (loss) to average net assets:	(0.60)%	(1.29)%	(0.80)%		(0.76)%		(1.05)%
Portfolio turnover rate(4)	19%	4%	1%		1%		15%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)Portfolio turnover of The Internet Portfolio.

The Global Fund

	No Load Class
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$9.33		$8.30	$6.64		$5.46		$7.15
Income from Investment Operations:
Net investment income (loss)(2)	0.02		(0.09)	(0.03)		(0.00)	(3)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.62)		1.43	1.69		1.18		(1.67)
Total from Investment Operations	(0.60)		1.34	1.66		1.18		(1.69)
Redemption Fees	0.00	(3)	0.01	0.00	(3)	0.00	(3)	0.00	(3)
Less Distributions:
From net investment income	—		(0.29)	—		—		—
From net realized gains	(0.13)		(0.03)	—		—		0.00	(3)
Total Distributions	(0.13)		(0.32)	—		—		0.00	(3)
Net Asset Value, End of Year	$8.60		$9.33	$8.30		$6.64		$5.46
Total return	(6.46%)		16.32%	25.00%		21.61%		(23.58)%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$21,052		$19,128	$13,904		$8,115		$5,665
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.07%		2.08%	2.45%		2.53%		2.53%
After expense reimbursement	1.39%		1.39%	1.39%		1.39%		1.39%
Ratio of net investment income (loss) to average net assets:	0.25%		(0.90)%	(0.46)%		0.01%		(0.30)%
Portfolio turnover rate(4)	57%		7%	8%		5%		28%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)Portfolio turnover of The Global Portfolio.

The Paradigm Fund

	No Load Class
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$73.37	$53.99		$53.38		$41.32		$48.32
Income from Investment Operations:
Net investment income (loss)(2)	(0.13)	(0.67)		0.19		(0.36)		(0.50)
Net realized and unrealized gain (loss) on investments	21.52	21.26		1.59		12.96		(2.20)
Total from Investment Operations	21.39	20.59		1.78		12.60		(2.70)
Redemption Fees	0.01	0.01		0.00	(3)	0.00	(3)	0.01
Less Distributions:
From net investment income	(0.01)	(0.00)	(3)	(0.18)		(0.01)		—
From net realized gains	(1.85)	(1.22)		(0.99)		(0.53)		(4.31)
Total Distributions	(1.86)	(1.22)		(1.17)		(0.54)		(4.31)
Net Asset Value, End of Year	$92.91	$73.37		$53.99		$53.38		$41.32
Total return	29.17%	38.15%		3.32%		30.48%		(5.55)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$517,268	$368,385		$274,876		$348,402		$297,990
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.67%	1.68%		1.72%		1.72%		1.73%
After expense reimbursement	1.64%	1.64%		1.64%		1.64%		1.64%
Ratio of net investment income (loss) to average net assets:	(0.16)%	(0.88)%		0.42%		(0.72)%		(0.93)%
Portfolio turnover rate(4)	0%	1%		1%		1%		3%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)Portfolio turnover of The Paradigm Portfolio.

The Small Cap Opportunities Fund

		No Load Class
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$98.78	$66.81	$65.31		$51.40		$51.25
Income from Investment Operations:
Net investment income (loss)(2)	0.07	(0.91)	0.43		(0.29)		(0.35)
Net realized and unrealized gain on investments	31.47	34.48	1.07		14.20		0.47
Total from Investment Operations	31.54	33.57	1.50		13.91		0.12
Redemption Fees	0.03	0.05	0.00	(3)	0.00	(3)	0.03
Less Distributions:
From net investment income	—	(1.65)	—		—		—
Total Distributions	—	(1.65)	—		—		—
Net Asset Value, End of Year	$130.35	$98.78	$66.81		$65.31		$51.40
Total return	31.96%	50.33%	2.30%		27.06%		0.29%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$327,093	$195,631	$126,350		$180,575		$164,330
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.69%	1.70%	1.78%		1.75%		1.74%
After expense reimbursement	1.64%	1.64%	1.64%		1.64%		1.64%
Ratio of net investment income (loss) to average net assets:	0.07%	(0.93)%	0.78%		(0.48)%		(0.60)%
Portfolio turnover rate(4)	6%	3%	0%		4%		3%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)Portfolio turnover of The Small Cap Opportunities Portfolio.

The Market Opportunities Fund

	No Load Class
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$40.16		$31.85	$26.71		$21.83		$26.72
Income from Investment Operations:
Net investment income (loss)(2)	0.07		(0.33)	.10		(0.00)	(3)	(0.14)
Net realized and unrealized gain (loss) on investments	5.94		9.25	5.12		4.97		(2.77)
Total from Investment Operations	6.01		8.92	5.22		4.97		(2.91)
Redemption Fees	0.00	(3)	0.02	0.00	(3)	0.00	(3)	0.01
Less Distributions:
From net investment income	(0.09)		(0.59)	(0.08)		(0.09)		—
From net realized gains	(0.53)		(0.04)	—		—		(1.99)
Total Distributions	(0.62)		(0.63)	(0.08)		(0.09)		(1.99)
Net Asset Value, End of Year	$45.55		$40.16	$31.85		$26.71		$21.83
Total return	14.98%		28.04%	19.55%		22.76%		(10.86)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$96,190		$86,943	$66,570		$56,987		$48,487
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.76%		1.75%	1.85%		1.84%		1.86%
After expense reimbursement	1.40%		1.40%	1.40%		1.40%		1.64%
Ratio of net investment income (loss) to average net assets:	0.18%		(0.79)%	0.40%		(0.01)%		(0.53)%
Portfolio turnover rate(4)	13%		2%	2%		4%		8%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)Portfolio turnover of The Market Opportunities Portfolio.

The Multi-Disciplinary Income Fund

	No Load Class
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.40		$10.45	$10.95		$10.46		$11.02
Income from Investment Operations:
Net investment income(2)	0.21		0.18	0.33		0.45		0.44
Net realized and unrealized gain (loss) on investments	(0.45)		(0.07)	(0.50)		0.49		(0.55)
Total from Investment Operations	(0.24)		0.11	(0.17)		0.94		(0.11)
Redemption Fees	0.00	(3)	0.01	0.00	(3)	0.00	(3)	—
Less Distributions:
From net investment income	(0.22)		(0.17)	(0.33)		(0.45)		(0.45)
Total Distributions	(0.22)		(0.17)	(0.33)		(0.45)		(0.45)
Net Asset Value, End of Year	$9.94		$10.40	$10.45		$10.95		$10.46
Total return	(2.30)%		1.18%	(1.38)%		9.08%		(1.00)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$16,325		$3,202	$3,698		$6,025		$6,134
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.30%		2.10%	2.13%		2.04%		1.97%
After expense reimbursement	1.49%		1.49%	1.49%		1.49%		1.49%
Ratio of net investment income to average net assets:	2.06%		1.69%	3.14%		4.10%		4.06%
Portfolio turnover rate(4)	0%		0%	0%		0%		2%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)Portfolio turnover of The Multi-Disciplinary Income Portfolio.

Kinetics Mutual Funds, Inc.

The Internet Fund	The Small Cap Opportunities Fund
The Global Fund	The Market Opportunities Fund
The Paradigm Fund	The Multi-Disciplinary Income Fund

Investment Adviser and Shareholder Servicing Agent	Horizon Kinetics Asset Management LLC 470 Park Avenue South New York, NY 10016

Legal Counsel	Faegre Drinker Biddle & Reath LLP One Logan Square Suite 2000 Philadelphia, PA 19103-6996

Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place, 50 South 16th Street, Suite 2900 Philadelphia, PA 19102

Distributor	Kinetics Funds Distributor LLC 470 Park Avenue South New York, NY 10016

Transfer Agent, Fund Accountant, and Administrator	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202

Custodian	U.S. Bank N.A. 1555 N. RiverCenter Drive, Suite 302 Milwaukee, WI 53212

You may obtain the following and other information on the Funds free of charge:

Statement of Additional Information (SAI) dated April 30, 2023
The SAI of the Funds provides more details about each Fund’s policies and management. The Funds’ SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report
The annual and semi-annual reports for each Fund provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

To receive any of these documents or the Funds’ Prospectus, free of charge, to request additional information about the Company or to make shareholder inquiries, please contact us:

By Telephone:	By Internet:
(800) 930-3828	http://www.kineticsfunds.com

By Mail:
Kinetics Mutual Funds, Inc.
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Additionally, the foregoing Fund documents are available on the Funds’ website listed above.

SEC:
Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

1940 Act File No. 811-09303

No Load, Institutional, and Advisor Class A and C

KINETICS MUTUAL FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2023, as supplemented May 11, 2023

Fund	Ticker Symbol
	No Load Class	Advisor Class A	Advisor Class C	Institutional Class
The Internet Fund	WWWFX	KINAX	KINCX	N/A
The Global Fund	WWWEX	KGLAX	KGLCX	N/A
The Paradigm Fund	WWNPX	KNPAX	KNPCX	KNPYX
The Small Cap Opportunities Fund	KSCOX	KSOAX	KSOCX	KSCYX
The Market Opportunities Fund	KMKNX	KMKAX	KMKCX	KMKYX
The Multi-Disciplinary Income Fund	KMDNX	N/A	N/A	N/A

Each of the series, (individually, a “Fund” and collectively, the “Funds”) of Kinetics Mutual Funds, Inc. (the “Company”) is in a master/feeder fund structure. Each Fund is a feeder fund to a corresponding series (individually, a “Portfolio” and collectively, the “Portfolios”) of Kinetics Portfolios Trust (the “Trust”). Unlike many other investment companies that directly acquire and manage their own portfolios of securities, the Funds seek their investment objectives by investing all of their investable assets in a Portfolio. Each Portfolio, other than the Global Portfolio and the Multi-Disciplinary Income Portfolio which are diversified, is an open-end, non-diversified investment company with investment objectives, strategies and policies that are substantially identical to those of a Fund.

This Statement of Additional Information (“SAI”) provides general information about each of the Funds and the Portfolios. This SAI is not a Prospectus and should be read in conjunction with the relevant Fund’s current No Load Class Prospectus, Institutional Class Prospectus, Advisor Class A and Advisor Class C Prospectus each dated April 30, 2023, as supplemented and amended from time to time, which are incorporated herein by reference. To obtain a copy of the Funds’ Prospectuses, please write or call the Funds at the address or telephone number below. To obtain a copy of the Portfolios’ Prospectus and SAI dated April 30, 2023, as supplemented May 11, 2023 that provide general information about the Portfolios and are incorporated herein by reference, please write or call the Funds at the address or telephone number shown below.

Kinetics Mutual Funds, Inc.
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Phone: 1-800-930-3828

The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Company’s most recent annual report to shareholders are incorporated by reference into this SAI. A Fund’s annual report may be obtained free of charge upon request by writing or calling the Funds at the address or telephone number shown above.

General Information about Kinetics Mutual Funds, Inc.

The Company is a Maryland corporation, established on March 26, 1999. The Company is comprised of several series of mutual funds, all of which are open‑end investment companies. This SAI pertains to the No Load, Institutional, Advisor Class A and Advisor Class C shares of the Funds, each a series of the Company. The Trust is a Delaware statutory trust, established on March 14, 2000. The Trust is comprised of several series of mutual funds, all of which are open‑end investment companies. The Company also offers an additional open-end fund, the Kinetics Spin-Off and Corporate Restructuring Fund, which is not described in this SAI. The principal business office for the Company and the Trust is located at 470 Park Avenue South New York, New York 10016.

General Information about the Investment Adviser

Horizon Kinetics Asset Management LLC (“Kinetics” or “Adviser” or “Investment Adviser”) is a Delaware limited liability corporation that serves as the investment adviser to the Portfolios. The Adviser provides investment advisory services to the Company and the Trust, a family of seven mutual funds, with discretionary management authority over approximately $6.95 billion in assets at March 31, 2023. The Investment Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC.

On April 24, 2019, Kinetics Asset Management LLC (“KAM”), the Portfolios’ former investment adviser, reorganized into Horizon Asset Management LLC (“HAM”), following which HAM was renamed Horizon Kinetics Asset Management LLC. Both KAM and HAM were wholly-owned subsidiaries of Horizon Kinetics LLC.
As part of the reorganization, the Portfolios’ investment advisory agreement was transferred from KAM to the Investment Adviser, and the Investment Adviser replaced KAM as the Portfolios’ investment adviser. The reorganization resulted in no other change to the terms of the investment advisory agreement, including the advisory fee rates. Further, the portfolio managers, all of whom are now employees of the Investment Adviser, have not changed as a result of the reorganization. KAM was advised by legal counsel that the reorganization did not result in an “assignment” of the investment advisory agreement (as such term is defined in the 1940 Act).
Capitalization

The authorized capitalization of the Company consists of 1 billion shares of common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable. Each holder of common stock has one vote for each share held. Voting rights are non-cumulative.

The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Portfolios. All shares issued are fully paid and non‑assessable. Each holder of shares of beneficial interest has one vote for each share held. Voting rights are non-cumulative.

Title and Description of Share Classes

The Company and the Trust currently consist of seven and six series each, respectively. Under the Company’s Articles of Incorporation and a Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (“1940 Act”), each Fund is permitted to offer several classes of shares as follows: No Load Class, Institutional Class, Advisor Class A and Advisor Class C. Advisor Class A shares are subject to a front‑end sales load and a Rule 12b-1 fee as described in the applicable Prospectus. Advisor Class C
1

shares are subject to a Rule 12b‑1 fee and contingent deferred sales charge as described in the applicable Prospectus.

All Classes are sold primarily to individuals who purchase shares through Kinetics Funds Distributor LLC (“KFD” or the “Distributor”), the Company’s distributor. The expenses incurred pursuant to the Rule 12b‑1 Plans will be borne solely by Advisor Class A and Advisor Class C shares of the applicable Funds and constitute the only expenses allocated on a Class by Class basis.

The Institutional Class is currently offered only by the Paradigm Fund, the Small Cap Opportunities Fund and the Market Opportunities Fund.

Rights of Each Share Class

Each share of common stock of a Fund is entitled to one vote in electing Directors and other matters that may be submitted to shareholders for a vote. All shares of all Classes of each Fund generally have equal voting rights. However, matters affecting only one particular Fund or Class of shares can be voted on only by shareholders in that Fund or Class. Only shareholders of Advisor Class A or Advisor Class C shares will be entitled to vote on matters submitted to a shareholder vote with respect to the Rule 12b‑1 Plan applicable to such Class. All shareholders are entitled to receive dividends when and as declared by the Board of Directors from time to time and as further discussed in the Prospectuses.

Fund Structure

Unlike other mutual funds that directly acquire and manage their own portfolio securities, the Funds invest all of their investable assets in the corresponding Portfolios, which are separately registered investment companies. Each Portfolio, in turn, invests in securities using the strategies described in the Prospectuses. Accordingly, a shareholder’s interest in a Portfolio’s underlying investment securities is indirect. In addition to selling a beneficial interest to the Fund, a Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in a Portfolio on the same terms and conditions and would pay a proportionate share of a Portfolio’s expenses. However, other mutual fund or institutional investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, and might bear different levels of ongoing expenses than a Fund. Shareholders of a Fund should be aware that these differences would result in differences in returns experienced by the different mutual funds or institutional investors of a Portfolio. Such differences in return are also present in other mutual fund structures. In addition, a Master/Feeder Fund structure such as the structure used by each Fund, may serve as an alternative for large, institutional investors in a Fund who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Fund’s current operational structure. The Fund structure may also allow each Fund to stabilize its expenses and achieve certain operational efficiencies. No assurance can be given, however, that the Fund structure will result in the Funds stabilizing their expenses or achieving greater operational efficiencies.

The Funds’ methods of operation and shareholder services are not materially affected by their investment in the Portfolios, except that the assets of the Funds may be managed as part of a larger pool of assets. Since the Funds invest all of their assets in the respective Portfolios, they hold only beneficial interests in the Portfolios; the Portfolios invest directly in individual securities of other issuers.

Certain changes in a Portfolio’s objective, policies and/or restrictions may require the Company to withdraw a Fund’s interest in the corresponding Portfolio. Any withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio. The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. The Company’s Board of
2

Directors retains the right to withdraw the investments of any Fund from its corresponding Portfolio at any time if the Company’s Board of Directors determines that such withdrawal would be in the best interest of the Fund’s shareholders. The Fund would then invest all of its assets directly in individual securities of other issuers or invest in another Portfolio of the Trust.

Smaller funds investing in the Portfolios may be materially affected by the actions of larger funds investing in the Portfolios. For example, if a large fund withdraws from a Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolios may become less diverse, resulting in increased portfolio risk. However, this possibility also exists for traditionally structured funds that have large or institutional investors.

Funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Company is requested to vote on matters pertaining to a Portfolio, the Company will hold a meeting of shareholders of the corresponding Fund or Funds and will cast all of its votes in the Portfolio in the same proportion as the Fund’s shareholders. Shares of a Fund for which no voting instructions have been received will be voted in the same proportion as those shares for which instructions are received.

Non-Diversification of Investments

The Portfolios, except, the Global Portfolio and the Multi-Disciplinary Income Portfolio, and the Funds, except, the Global Fund and the Multi-Disciplinary Income Fund, are non-diversified under the 1940 Act, which means that there is no restriction as to how much the Portfolios/Funds may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Portfolios/Funds intend to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, each Portfolio/Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) of more than 25% of the value of each Portfolio/Fund’s total assets. In addition, each Portfolio/Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer greater than 5% of the Portfolio/Fund’s total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As non-diversified investment companies, the Portfolios/Funds may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.

Diversification

Each of the Global Portfolio and the Multi-Disciplinary Income Portfolio, and each of the Global Fund and the Multi-Disciplinary Income Fund, is a diversified investment company. This means that, with respect to 75% of each Portfolio/Fund’s total assets, the Portfolio/Fund may not invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the voting securities of such issuer. This does not apply to investments in the securities of the U.S. government, its agencies or instrumentalities.

Under applicable federal securities laws, the diversification of an investment company’s holdings is measured at the time the investment company purchases a security. However, if a Portfolio/Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Portfolio/Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Portfolios/Funds, the Portfolios/Funds may have a greater percentage of their assets invested in securities of fewer issuers. Accordingly, the Portfolios/Funds are subject to the risk that their performance may be hurt disproportionately by the poor performance of relatively few securities despite the Portfolios/Funds qualifying as diversified investment companies.

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Description of the Funds

With the exception of the Multi-Disciplinary Income Fund, the investment objectives listed below are fundamental objectives and therefore cannot be changed without the approval of shareholders. The investment objective of the Multi-Disciplinary Income Fund is non-fundamental and can be changed without the approval of shareholders upon 60 days’ notice to shareholders.

The Internet Fund

The Internet Fund is a non‑diversified fund with an investment objective of long-term growth of capital. The Fund seeks to obtain current income as a secondary objective. The Fund is designed for long‑term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long‑term capital growth. The Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Except during temporary defensive periods, the Internet Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes in common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)), of U.S. and foreign companies engaged in the Internet and Internet‑related activities. The Internet Portfolio may also invest in exchange-traded funds (“ETFs”) and purchase and write options for hedging purposes and/or direct investment and whose businesses are vastly improved through the distribution of content and reduction of costs with the use of the Internet, such as content providers, computer hardware and software, venture capital, Internet service providers, Internet portals, wireless/broadband access, e-commerce, financial service companies, auction houses, and telecommunications. The Fund should not be used as a trading vehicle.

The Global Fund

The Global Fund is a diversified fund with an investment objective of long-term growth of capital. The Fund is designed for long‑term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long‑term capital growth. The Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Except during temporary defensive periods, the Portfolio invests at least 65% of its net assets plus any borrowings for investment purposes in equity securities of foreign and U.S. companies listed on publicly traded exchanges in countries around the world, and in ETFs. The Fund should not be used as a trading vehicle.

The Paradigm Fund

The Paradigm Fund is a non‑diversified fund with an investment objective of long-term growth of capital. The Fund is designed for long‑term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long‑term capital growth. The Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Except during temporary defensive periods, the Portfolio invests at least 65% of its net assets in the common stocks, convertible securities, warrants and other securities having the characteristics of common stocks (such as ADRs, GDRs, and IDRs) of U.S. and foreign companies, and in ETFs. The Portfolio will invest in companies that the Investment Adviser believes are undervalued, that have high returns on equity, and that are well positioned to reduce their costs, extend the reach of their distribution channels and experience significant growth in their assets or revenues. The Fund should not be used as a trading vehicle.

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The Small Cap Opportunities Fund

The Small Cap Opportunities Fund is a non‑diversified fund with an investment objective of long-term growth of capital. The Fund is designed for long‑term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long‑term capital growth. The Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Except during temporary, defensive periods, at least 80% of the Portfolio’s net assets plus any borrowings for investment purposes will be invested in common stocks, convertible securities, warrants and other securities having the characteristics of common stocks (such as ADRs, GDRs, and IDRs) of U.S. and foreign small capitalization companies that provide attractive valuation opportunities. The Portfolio may also invest in ETFs. The Fund should not be used as a trading vehicle.

The Market Opportunities Fund

The Market Opportunities Fund is a non-diversified fund with an investment objective of long-term capital growth. The Fund is designed for long‑term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long‑term capital growth. The Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Except during temporary defensive periods, the Market Opportunities Portfolio invests at least 65% of its net assets in common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks (such as ADRs, GDRs and IDRs) of U.S. and foreign companies involved in capital markets or related to capital markets, as well as companies involved in the gaming industry, and in ETFs that invest significantly in such securities. Capital market companies include companies that are engaged in or derive a substantial portion of their revenue from activities with a publicly traded securities exchange, such as equity exchanges and commodity exchanges, including but not limited to clearing firms and brokerage houses. The Market Opportunities Portfolio may also purchase and write options for hedging purposes and/or direct investment. The Fund should not be used as a trading vehicle.

The Multi-Disciplinary Income Fund

The Multi-Disciplinary Income Fund is a diversified fund with an investment objective of total return. The Fund seeks to achieve its objective by investing all of its investable assets in its corresponding Portfolio. The Portfolio’s investment objective is non-fundamental and can be changed without the approval of shareholders upon 60 days’ notice to shareholders. The Portfolio utilizes a two-part investment strategy, which includes fixed-income components, including fixed-income ETFs, collateralized loan obligations (“CLOs”) and senior secured corporate loans, and derivatives components. Except during temporary defensive periods, the Portfolio will invest at least 65% of its investable assets in fixed-income securities (which includes CLO and corporate loans), derivatives and cash or cash equivalents committed as collateral for written options contracts. The Portfolio’s option strategy component focuses on the use of options on companies that the Investment Adviser believes have unique business attributes and/or long-term unique fundamental business characteristics. The companies that are targeted for various option strategies undergo a fundamental analysis by the Investment Adviser to understand such business as completely as possible. The Fund should not be used as a trading vehicle.

Investment Restrictions

The investment restrictions of each Fund may be changed only with the approval of the holders of a majority of a Fund’s outstanding voting securities. The investment restrictions of each Portfolio may be changed only with the approval of the holders of a majority of a Portfolio’s outstanding voting securities. As used in this SAI, “a majority of a Fund’s (or Portfolio’s) outstanding voting securities” means the lesser of (1) 67% of the shares of common stock/beneficial interest of the Fund/Portfolio represented at a meeting at which more than 50% of the
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outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of common stock/beneficial interest of the Fund/Portfolio. Unless otherwise noted, each Fund and its corresponding Portfolio have adopted and are subject to substantially identical fundamental investment restrictions.

1.Each Fund/Portfolio will not act as underwriter for securities of other issuers.

2.Each Fund/Portfolio will not make loans amounting to more than 33 1/3% of its total assets (including any collateral posted) or 50% of its total assets (excluding any collateral posted).

3.With respect to 50% of its total assets, each Fund/Portfolio will not invest in the securities of any issuer if as a result the Fund/Portfolio holds more than 10% of the outstanding securities or more than 10% of the outstanding voting securities of such issuer. This policy shall not be deemed violated to the extent that each Fund invests all of its investable assets in their respective Portfolios.

4.Each Fund/Portfolio will not borrow money or pledge, mortgage, or hypothecate its assets except to facilitate redemption requests that might otherwise require the untimely disposition of portfolio securities and then only from banks and in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market at the time of such borrowing, pledge, mortgage, or hypothecation and except that (a) with respect to each Fund/Portfolio other than the Multi-Disciplinary Income Fund/Portfolio, each Fund/Portfolio may enter into futures contracts and related options and (b) with respect to the Multi-Disciplinary Income Fund/Portfolio, to the extent permitted by the 1940 Act.

5.Each Fund/Portfolio (other than the Multi-Disciplinary Income Fund/Portfolio) will not invest more than 10% of the value of its net assets in illiquid securities, restricted securities, and other securities for which market quotations are not readily available. This policy shall not be deemed violated to the extent that the Funds invest all of their investable assets in the respective Portfolios.

6.The Internet Fund/Portfolio will not invest in the securities of any one industry except the Internet and Internet-related industries, with the exception of securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, if as a result, more than 20% of the Fund’s/Portfolio’s total net assets would be invested in the securities of such industries. Except during temporary defensive periods, at least 80% of the Fund’s/Portfolio’s total net assets will be invested in the securities of domestic and foreign companies that are engaged in the Internet and Internet-related activities. This policy shall not be deemed violated to the extent that the Fund invests all of its investable assets in the Portfolio.

7.The Paradigm Fund/Portfolio will not invest in the securities of any one industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities, if as a result more than 20% of the Fund’s/Portfolio’s total net assets would be in the securities of such industries. This policy shall not be deemed violated to the extent that the Paradigm Fund invests all of its investable assets in the Portfolio.

8.The Small Cap Opportunities Fund/Portfolio will not invest in the securities of any one industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities, if as a result, more than 20% of the Fund’s/Portfolio’s total net assets would be invested in the securities of such industry. Except during temporary defensive periods, at least 80% of the Fund’s/Portfolio’s net assets plus any borrowings for investment purposes will be invested in the securities of domestic and foreign small capitalization companies that provide attractive valuation opportunities due to lack of institutional ownership, lack of significant analyst coverage, or short-term earnings disappointments. This policy shall not be deemed violated to the extent that the Fund invests all of its investable assets in the Portfolio.

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9.The Market Opportunities Fund/Portfolio will not invest in the securities of any one industry, except in the securities of U.S. and foreign companies engaged in capital markets or related to capital markets and in the gaming industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, if, as a result, more than 20% of the Portfolio’s total net assets would be invested in the securities of such industry. This policy shall not be deemed violated to the extent that the Fund invests all of its investable assets in the Portfolio.

10.The Global Fund/Portfolio, and the Multi-Disciplinary Income Fund/Portfolio will not invest in the securities of any one industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities, if, as a result, more than 25% of the Portfolio’s total net assets would be invested in the securities of such industry. This policy shall not be deemed violated to the extent that the Funds invest all of their investable assets in their respective Portfolios.

11.The Funds/Portfolios will not purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs or real estate except that the Funds/Portfolios may purchase and sell securities of companies that deal in oil, gas, or mineral exploration or development programs or interests therein.

12.The Funds/Portfolios will not issue senior securities.

Non-Fundamental Investment Limitations

The following are the Funds’ and Portfolios’ non-fundamental operating policies that may be changed by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively, without shareholder approval.

1.The Internet Fund/Portfolio, and the Small Cap Opportunities Fund/Portfolio will not make any changes in their respective investment policies of investing at least 80% of net assets in the investments suggested by a Fund’s/Portfolio’s name without first providing the Fund’s/Portfolio’s shareholders with at least 60 days’ prior notice.

2.The Multi-Disciplinary Income Fund/Portfolio will not invest more than 15% of the value of its total assets in illiquid investments, restricted securities, and other securities for which market quotations are not readily available. This policy shall not be deemed violated to the extent that the Multi-Disciplinary Income Fund invests all of its investable assets in the Multi-Disciplinary Income Portfolio.

Investment Policies and Associated Risks

The following paragraphs provide a more detailed description of the Funds’ and Portfolios’ investment policies and risks identified in the Prospectus. Unless otherwise noted, the policies described in this SAI pertain to each Fund and their corresponding Portfolio. Furthermore, unless otherwise noted, the policies described in this SAI are not fundamental and may be changed by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively, without shareholder approval.

Common and Preferred Stock; Convertible Securities

Common stocks are units of ownership of a corporation. Preferred stocks are stocks that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities that may be
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converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

Short Sales

The Multi-Disciplinary Income Portfolio may enter into short sales. Short sales are transactions in which a fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividend that accrues during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium or a negative rebate (short rebate), which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Portfolio will comply with Rule 18f-4 under the 1940 Act with respect to its use of derivatives and related instruments. Rule 18f-4 treats short sale borrowings as derivatives transactions. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a Portfolio qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the Securities and Exchange Commission (the “SEC”) rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Portfolios have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 under the 1940 Act may require a Portfolio to observe more stringent asset coverage and related requirements than were previously imposed by the 1940 Act, which could adversely affect the value or performance of the Portfolio. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Portfolios may engage in derivative transactions could also limit or prevent a Portfolio from using certain instruments.

The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, negative rebate (short rebate) or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale.

Warrants

Each Portfolio may purchase, and the Multi-Disciplinary Income Portfolio may also sell short, warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves
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the risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Debt Securities

The Portfolios may invest in (and the Multi-Disciplinary Income Portfolio may invest all of its assets in) convertible and non-convertible debt obligations without regard to rating, and as a result, the Portfolios may purchase or hold securities in the lowest rating categories. Debt securities in these lowest investment grade categories are considered to be below investment grade securities that may not have adequate capacity to pay principal or that otherwise generally lack the characteristics of desirable investments. As compared to debt securities with higher ratings, these “high risk” securities are vulnerable to nonpayment and depend to a larger degree upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. With the exception of the Multi-Disciplinary Income Portfolio, at no time will the Portfolios have more than 20% of their respective total assets, invested in any debt securities that are rated below investment grade or if the security is unrated, of comparable quality as determined by the Adviser, either at the time of purchase or as a result of a reduction in rating after purchase. Please see “Appendix A” to this SAI for a description of debt security ratings.

The fixed-income securities in which the Portfolios may invest are generally subject to credit risk, extension risk, income risk, inflation risk, interest rate risk, market risk, and prepayment risk.

Credit Risk. Fixed-income securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a fixed income security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a fixed income security may be linked to the obligations of other people who may fail to meet their obligations. The credit risk associated with a fixed income security could increase to the extent that a fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a fixed income security is also affected by the market’s perception of the creditworthiness of the issuer.

A fund may incur substantial losses on fixed income securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the Adviser or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the fund to evaluate credit risk may affect the value of securities held by a fund. Obligations under debt securities held by a fund may never be satisfied or, if satisfied, only satisfied in part.

Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third-party source, such as Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Global Ratings (S&P®), or Fitch Ratings (Fitch) to help describe the creditworthiness of the issuer. Generally, a lower rating indicates higher credit risk. Higher
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yields are ordinarily available from debt securities in the lower rating categories. These ratings are described at the end of this SAI under “Description of Securities Ratings.”

Extension Risk. A fund subject to extension risk, which is the risk that the market value of some fixed income securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. Consequently, the security’s effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in, and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.

Income Risk. A fund is subject to income risk, which is the risk that a fund’s income will decline during periods of falling interest rates or when the fund experiences defaults on fixed income securities it holds. A fund’s income declines when interest rates fall because, as the fund’s higher-yielding fixed income securities mature or are prepaid, a fund must re-invest the proceeds in fixed income securities that have lower, prevailing interest rates. The amount and rate of distribution that a fund’s shareholders receive are affected by the income that the fund receives from its portfolio holdings. If the income is reduced, distributions by a fund to shareholders may be less.

Fluctuations in income paid to a fund are generally greater for variable rate fixed income securities. A fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. A fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.

Inflation Risk. The market price of fixed income securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a fund. Fixed income securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Interest Rate Risk. The market value of fixed income securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new fixed income securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding fixed income securities less attractive. In general, the market prices of long-term fixed income securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term fixed income securities. The longer a fund’s average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high-quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.

Market Risk. All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide and may affect only particular companies or industries.

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Prepayment risk. Fixed income securities, especially bonds that are subject to “calls,” such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a fixed income security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates. Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

When-Issued and Delayed Delivery Transactions

Each Portfolio may purchase short-term obligations on a when-issued or delayed delivery basis. These transactions are arrangements in which the Portfolios purchase securities with payment and delivery scheduled for a future time. The seller’s failure to complete these transactions may cause the Portfolios to miss a price or yield considered advantageous. Settlement dates may be a month or more after entering into these transactions and the market values of the securities purchased may vary from the purchase prices.

The Portfolios may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, each Portfolio may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Portfolio may realize short-term profits or losses upon the sale of such commitments.

These transactions are made to secure what is considered to be an advantageous price or yield for a Portfolio. No fees or other expenses, other than normal transaction costs, are incurred. The Portfolios will comply with Rule 18f-4 under the 1940 Act with respect to these transactions. See the sections entitled “Investment Policies and Associated Risks-Short Sales” above and “-Recent Regulatory Developments” below for additional information.

In addition, Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements that require a Portfolio to post collateral in connection with its to be announced (“TBA”) transactions. There is no similar requirement applicable to a Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to a Portfolio and impose added operational complexity.

Exchange-Traded Funds (ETFs)

Each Portfolio may invest in open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq Market System. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500® Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. Individual shares of an ETF are generally not redeemable at their net asset value (“NAV”), but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAV. The existence of extreme market volatility or
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potential lack of an active trading market for an ETF's shares could result in such shares trading at a significant premium or discount to NAV.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Portfolio invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Portfolio will indirectly be subject to leveraging risk. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF’s portfolio securities or other investments, leverage will cause the value of an ETF’s shares to be more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF’s investment income, resulting in greater losses. Such ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. These investment vehicles may be extremely volatile and can potentially expose an investing Portfolio to theoretically unlimited losses.

The Portfolios may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, a Portfolio's investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets with respect to investment companies in the aggregate. The SEC has adopted revisions to the rules permitting funds to invest in other investment companies in excess of the limits described above. While new Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds' shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses.

Each Portfolio may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. The purchase of shares of other investment companies may result in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

Investment Company Securities

Each Portfolio may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, a Portfolio's investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets with respect to investment companies in the aggregate. Rule 12d1-1 under the 1940 Act permits a Portfolio to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Portfolio's investment objectives and policies. The SEC has adopted revisions to the rules permitting funds to invest in other investment companies in excess of the limits described above. While new Rule 12d1-4 permits
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more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds' shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. As a shareholder in an investment company, a Portfolio would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Restricted and Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act, the Portfolios/Funds may invest up to 15% of their net assets in illiquid investments. An illiquid investment is an investment that a Portfolio/Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities are any securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) and are illiquid. For purposes of each Fund’s/ Portfolio’s limitation on purchases of illiquid investments described in “Investment Restrictions” above, securities that are not registered under the 1933 Act and are determined to be liquid based upon a review of the trading markets for the specific restricted security will not be included. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

The Company and the Trust have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board of Directors of the Company and the Board of Trustees of the Trust, and when required, to the SEC.

Depositary Receipts

The Portfolios may each invest in ADRs and in other forms of depositary receipts, such as IDRs and GDRs. Depositary receipts are typically issued in connection with a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. In particular, ADRs represent the right to receive securities of foreign issuers deposited in a bank or other depositary. ADRs are traded in the United States and the prices of ADRs are quoted in U.S. dollars. Investments in depositary receipts involve certain inherent risks generally associated with investments in foreign securities, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self‑sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of an ADR’s underlying portfolio securities denominated in that currency. Such changes will affect a Portfolio to the extent that the Portfolio is invested in ADRs comprised of foreign securities.

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Taxes. The interest and dividends payable on certain foreign securities comprising an ADR may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to the Portfolios and that may ultimately be available for distribution to the Portfolios’ and Funds’ shareholders.

Derivatives

Buying Call and Put Options. Each of the Portfolios may purchase call options. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security that a Portfolio intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction cost.

Each of the Portfolios may purchase put options. By buying a put, a Portfolio has the right to sell a security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction cost. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options. Each Portfolio may write covered options on equity and debt securities and indices. The Multi-Disciplinary Income Portfolio may write up to 20% of its assets in put options on equity and, to a limited extent, debt securities and indices, for hedging or non-hedging purposes. The Multi-Disciplinary Income Portfolio may also write more than 5% of its net assets on covered call options on equity and debt securities and indices. In the case of call options, so long as a Portfolio is obligated as the writer of a call option, it will own the underlying security subject to the option, however, index options and sector/industry based ETF options will be considered covered if the Portfolio holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, segregates liquid assets in an amount equal to the value of the option on a daily, marked-to-market basis). In the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by a Portfolio give the holder the right to buy the underlying securities from the Portfolio at a stated exercise price. A call option written by a Portfolio is “covered” if the Portfolio owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio or, in the case of index options and sector/industry based ETF options, will be considered covered if the Portfolio holds a portfolio of securities substantially correlated with the movement of the index. A call option is also covered if a Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and high grade debt securities in a segregated account with its custodian bank. The Portfolios may purchase securities, which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Portfolios. A Portfolio’s turnover may increase through the exercise of a call option; this will generally occur if the market value of a “covered” security increases and a Portfolio has not entered into a closing purchase transaction.

As a writer of an option, each Portfolio receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid
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by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.
The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause a Portfolio, as applicable, to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. Thus during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of the loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to a Portfolio’s ability to close out the option it has written.

Each Portfolio may write exchange-traded call options on its securities. Call options may be written on portfolio securities indices, or foreign currencies. With respect to securities and foreign currencies, each Portfolio may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since a Portfolio, as applicable, will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be “covered” by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When a Portfolio writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, a Portfolio remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls bellows the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, a Portfolio may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a Portfolio’s ability to close out the option that it has written.

The writer of an option who wishes to terminate its obligation may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that a Portfolio will be able to effect a closing purchase transaction for the options it has written.

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Effecting a closing purchase transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit a Portfolio to use cash or proceeds from the investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

A Portfolio will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. Likewise, a Portfolio will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

Writing Over-The-Counter (“OTC”) Options. Each Portfolio, except the Multi-Disciplinary Income Portfolio, may engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange-traded options. The Multi-Disciplinary Income Portfolio may invest to a limited extent in OTC options. Just as with exchange-traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price. However, OTC options differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange-traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information obtained from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, a Portfolio may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Portfolio writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The staff of the SEC has often taken the position that purchased OTC options and the assets used to “cover” written OTC options are illiquid investments.

The Portfolios will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions on the liquidity of the Portfolios.

Futures Contracts. Each Portfolio may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the
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physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases each Portfolio expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

Each Portfolio will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a Portfolio purchases or sells a stock index futures contract, it must make a good faith deposit known as the “initial margin.” Thereafter, a Portfolio may need to make subsequent deposits, known as “variation margin,” to reflect changes in the level of the stock index. Each Portfolio may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of each other Portfolio’s net assets.

To the extent a Portfolio enters into a stock index futures contract, it will comply with Rule 18f-4 under the 1940 Act. See the sections entitled “Investment Policies and Associated Risks-Short Sales” above and “-Recent Regulatory Developments” below for additional information.

Risks Associated With Options and Futures. Although the Portfolios may each write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of their portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, a Portfolio receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of investment securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Portfolio’s investments. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Portfolio’s investment securities may differ substantially from the changes anticipated by the Portfolio when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the initial investment in such a contract.

Successful use of futures contracts depends upon the Adviser’s ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that the Adviser’s judgment in this respect will be correct.

The Commodity Futures Trading Commission and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on a Portfolio’s strategies for hedging its securities.

Participatory Notes. The Global Portfolio may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative, which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Portfolio. Participatory notes constitute general
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unsecured contractual obligations of the banks or broker-dealers that issue them, and the Portfolio is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to the Portfolio’s percentage limitation for investments in illiquid investments.

Recent Regulatory Developments. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. Rule 18f-4 requires that the Portfolios trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4. Under Rule 18f-4, when a Portfolio trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Portfolio's asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. These requirements may limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Portfolio's investments and cost of doing business, which could adversely affect investors in the Portfolios.

Distressed Investments

Each Portfolio, other than the Multi-Disciplinary Income Portfolio, may invest up to 5% of its assets in securities of companies that are in financial distress (i.e., involved in bankruptcy or reorganization proceedings). The Multi-Disciplinary Income Portfolio may invest up to 15% of its total assets in securities of companies that are in financial distress. These securities may include, among other things, senior or subordinated fixed income securities, common stock, preferred stock, warrants and other kinds of indebtedness. There can be no assurance that the Adviser will correctly evaluate all the factors that could affect the outcome of an investment in these types of securities. Financially distressed securities involve considerable risk that can result in substantial or even total loss on a Portfolio’s investment.

It is often difficult to obtain information as to the true condition of financially distressed securities. These securities are often subject to litigation among the participants in the bankruptcy or reorganization proceedings. Such investments may also be adversely affected by federal and state laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and a bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims. These and other factors contribute to above-average price volatility and abrupt and erratic movements of the market prices of these securities. In addition, the spread between the bid and asked prices of such securities may be greater than normally expected and it may take a number of years for the market price of such securities to reflect their intrinsic value.

Securities of financially troubled companies require active monitoring and may, at times, require participation in bankruptcy or reorganization proceedings by the Adviser. To the extent that the Adviser becomes involved in such proceedings, the Adviser may have a more active participation in the affairs of the issuer than that assumed generally by a shareholder, and such participation may generate higher legal fees and other transaction costs relating to the investment than would normally be the case.

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In bankruptcy and other forms of corporate reorganization, there exists the risk that the reorganization will: (1) be unsuccessful (due to, for example, failure to obtain the necessary approvals); (2) be delayed (for example, until various liabilities, actual or contingent, have been satisfied); or (3) result in a distribution of cash or a new security the value of which will be less than the purchase price of the security in respect to which such distribution was made.

Real Estate Investment Trusts (“REITs”) (All Portfolios)

The Portfolios/Funds may invest in REITs. A REIT is a corporation or trust that pools the capital of many investors to purchase income property and/or mortgage loans.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Portfolio, shareholders of the Fund will bear not only their proportionate share of the expenses of the Portfolio, but also indirectly, similar expenses of underlying REITs.

REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.

In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Cyber Security Risk (All Portfolios)

The Portfolios/Funds and their service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Portfolio/Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Portfolios/Funds or their Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Portfolios/Funds. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Portfolio’s and Fund’s ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject a Portfolio/Fund to regulatory fines or financial losses and/or cause reputational damage. In addition to administrative, technological and procedural safeguards, the Adviser has established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cyber security incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Funds and Portfolios have limited ability to prevent or mitigate cyber security incidents involving third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds, the Portfolios and the Adviser, and the Funds and Portfolios cannot
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control the cyber security plans and systems put in place by their service providers or any other third-parties whose operations may affect the Funds or their shareholders. A Portfolio/Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Portfolio may invest, which could result in material adverse consequences for such issuers and may cause a Portfolio’s investment in such companies to lose value and therefore negatively impact a Portfolio’s and Fund’s NAV.

Operational Risk (All Portfolios/Funds)

The Adviser and other service providers may experience disruptions or operating errors that could negatively impact the Funds/Portfolios. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Funds’/Portfolios’ in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Adviser or the other service providers to identify all of the operational risks that may affect a Fund or Portfolio or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Qualified Financial Contracts (All Portfolios). Regulations adopted by federal banking regulators under the Dodd-Frank Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or Portfolio or certain of the covered counterparty's affiliates were to become subject to certain insolvency proceedings, the Fund or Portfolio may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund's or Portfolio's credit and counterparty risks.

Foreign Securities (All Portfolios except the Multi-Disciplinary Income Portfolio). Each Portfolio (with the exception of the Multi-Disciplinary Income Portfolio) may invest in securities of foreign issuers that are denominated or traded in foreign currencies. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Portfolio invests. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the securities, or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolios endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.
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Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities.

Although the Portfolios may invest in securities denominated in foreign currencies, the Portfolios value their securities and other assets in U.S. dollars. As a result, the NAV of a Portfolio’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Portfolio’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Portfolio makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Portfolio’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Portfolio’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, a Portfolio is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency. To the extent consistent with their investment objectives and strategies, the Portfolios may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. To the extent consistent with their investment objectives and strategies, the Portfolios may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations but pay interest in U.S. dollars and are typically issued in the United States.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EMU countries have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EMU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June 2016, the United Kingdom ("UK") approved a referendum to leave the European Union ("EU"). The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and EU signed the Trade and Cooperation Agreement (“TCA”) on December 30, 2020, which was applied provisionally as of January 1, 2021 and entered into force on May 1, 2021. The TCA is an agreement on the terms governing certain aspects of the relationship between the EU and UK following the end of the transition period. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Brexit may have significant political and financial consequences for the Eurozone markets, including greater volatility in the global stock markets and illiquidity, fluctuations in currency and exchange rates, and an increased likelihood of a recession in the UK. At this time, the impact of Brexit cannot be predicted, however, market disruption in the EU
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and globally may have a negative effect on the value of a Portfolio's investments. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Portfolio performance and the value of Portfolio investments, even beyond any direct exposure a Portfolio may have to issuers located in these countries.

Bitcoin (The Internet Portfolio, the Global Portfolio, the Paradigm Portfolio, the Small Cap Opportunities Portfolio and the Market Opportunities Portfolio)

The Internet Portfolio, Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and the Market Opportunities Portfolio may invest indirectly in bitcoins through a Delaware statutory trust (“Grayscale Bitcoin Trust”) (or such other vehicle). Grayscale Bitcoin Trust offers shares on an ongoing basis through private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the 1933 Act.

Bitcoin is a decentralized digital currency that enables instant transfers to anyone, anywhere in the world. Managing transactions in bitcoins occurs via an open source, cryptographic protocol central authority. The Bitcoin Network is an online, end-user-to-end-user network that hosts the public transaction ledger, known as the Blockchain, and the source code that comprises the basis for the cryptographic and algorithmic protocols governing the Bitcoin Network. No single entity owns or operates the Bitcoin Network, the infrastructure of which is collectively maintained by a decentralized user base. As the Bitcoin Network is decentralized, it does not rely on either governmental authorities or financial institutions to create, transmit or determine the value of bitcoins. Rather, the value of bitcoins is determined by the supply of and demand for bitcoins in the global bitcoin exchange market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). The price of bitcoins is set in transfers by mutual agreement or barter as well as the number of merchants that accept bitcoins. Because bitcoins are digital files that can be transferred without the involvement of intermediaries or third parties, there are little or no transaction costs in direct end-user-to-end-user transactions. Bitcoins can be used to pay for goods and services or can be converted to fiat currencies, such as the U.S. dollar, at rates determined by the Bitcoin Exchanges. Additionally, third party service providers such as Bitcoin Exchanges are also used for transfers but they may charge significant fees for processing transactions.

The SEC has not asserted regulatory authority over Bitcoin or trading or ownership of Bitcoin and has not expressed the view that Bitcoin should be classified or treated as a security for purposes of U.S. federal securities laws. In fact, senior members of the staff of the SEC have expressed the view that Bitcoin is not a security under the federal securities laws. However, the SEC has commented on Bitcoin and Bitcoin-related market developments and has taken action against schemes involving Bitcoin, and in 2021, SEC Commissioner Gensler called for increased investor protections in digital asset markets. For example, in the SEC's recent review of proposed rule changes to list and trade shares of certain bitcoin-related investment vehicles on public markets, the SEC staff stated that it has significant investor protection concerns regarding the markets for digital assets, including the potential for market manipulation.

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The CFTC has regulatory jurisdiction over the bitcoin derivatives markets. In addition, because the CFTC has determined that bitcoin is a “commodity” under the CEA and the rules thereunder, it has jurisdiction to prosecute fraud and manipulation in the cash, or spot, market for bitcoin. Beyond instances of fraud or manipulation, the CFTC generally does not oversee cash or spot market exchanges or transactions involving bitcoin that do not utilize collateral, leverage, or financing. The National Futures Association (“NFA”) is the self-regulatory agency for the U.S. futures industry, and as such has jurisdiction over bitcoin futures contracts. However, the NFA does not have regulatory oversight authority for the cash or spot market for bitcoin trading or transactions.

Bitcoin and other digital assets currently face an uncertain regulatory landscape in many foreign jurisdictions such as the European Union, China, the United Kingdom, Australia, Russia, Israel, Poland, India and Canada. Cybersecurity attacks by state actors, particularly for the purpose of evading international economic sanctions, are likely to attract additional regulatory scrutiny to the acquisition, ownership, sale and use of digital assets, including bitcoin. The effect of any existing regulation or future regulatory change on pooled investment vehicles in which the Portfolios invest, or on bitcoin itself, is impossible to predict, but such change could be substantial and adverse to the Portfolios' bitcoin strategy. Various foreign jurisdictions have adopted, and may continue to adopt in the near future, laws, regulations or directives that affect bitcoin, particularly with respect to bitcoin exchanges, trading venues and service providers that fall within such jurisdictions’ regulatory scope. Such laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of bitcoin by users, merchants and service providers outside the United States and may therefore impede the growth or sustainability of the bitcoin economy in these jurisdictions as well as in the United States and elsewhere, or otherwise negatively affect the value of bitcoin and, in turn, the performance of the Portfolios' bitcoin strategy.

Additionally, U.S. state and Federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity. The value of Bitcoins could thus be impacted by such adverse publicity.

Most of the Portfolios contributed all or a portion of their holdings in the Grayscale Bitcoin Trust to a wholly-owned and controlled subsidiary of each Portfolio organized under the laws of the Cayman Islands (individually, a “Cayman Subsidiary” and collectively, the “Cayman Subsidiaries”). Each of the Internet, Global and Market Opportunities Portfolios is also the sole shareholder of its respective wholly owned subsidiary organized under Delaware law (collectively, the “Delaware Subsidiaries,” and together with the Cayman Subsidiaries, the “Subsidiaries”) and contributed a portion of its holdings in the Grayscale Bitcoin Trust to its Delaware Subsidiary. Any net gains that a Delaware Subsidiary recognizes on future sales of the contributed Grayscale Bitcoin Trust shares will be subject to federal and state corporate income tax, but the dividends that a Delaware Subsidiary pays to each Portfolio (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) will be eligible to be treated as “qualified dividend income” under the Code. In the future, each Portfolio may seek to gain additional exposure to the Grayscale Bitcoin Trust and other similar investments that may not produce qualifying income for the corresponding feeder Fund under the Code, if held directly, including, potentially, other pooled investment vehicles that provide exposure to digital commodities, by investing up to 25% of the value of its total assets at the time of investment in its Subsidiaries.

Generally, a Subsidiary invests primarily in the Grayscale Bitcoin Trust, but may, potentially, invest in other pooled investment vehicles that provide exposure to digital commodities. The Portfolios will invest in their Subsidiaries within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies (“RICs”) under Subchapter M of Subtitle A, Chapter 1, of the Code. Unlike the Funds, the Subsidiaries do not, and will not, seek to qualify as RICs.

LIBOR Risk (All Portfolios/Funds)

LIBOR has been used extensively in the United States and globally as a “benchmark” or “reference rate” for
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various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which the Portfolios invest may have historically paid interest at floating rates based on LIBOR or have been subject to interest caps or floors based on LIBOR. The Portfolios and issuers of instruments in which the Portfolios invest may also have also historically obtained financing at floating rates based on LIBOR.

As of December 31, 2021, all non-U.S. dollar LIBOR publications have been phased out and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the forward-looking Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Bloomberg has also begun publishing fall-backs that the International Swaps and Derivatives Association intends to implement in lieu of LIBOR with respect to swaps and derivatives. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Portfolios. The effect of any changes to, or discontinuation of, LIBOR on the Portfolios will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts.

Any transition away from LIBOR to one or more alternative benchmark rates is complex and could have a material adverse effect on the Portfolios' and Funds' business, financial condition and results of operations, including, without limitation, as a result of any changes in the pricing and/or availability of the Portfolios' investments, negotiations and/or changes to the documentation for certain of the Portfolios' investments, the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation, basis risks between investments and hedges, basis risks within investments (e.g., securitizations), costs of modifications to processes and systems, and/or costs of administrative services and operations, including monitoring of recommended conventions and benchmark rates, or any component of or adjustment to the foregoing.

It is not possible to predict whether there will be any further changes in the methods pursuant to which the LIBOR rates are determined and any other reforms to LIBOR that will be enacted in the United States, the U.K. or elsewhere, or the effects thereof. Any such changes or further reforms to LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR rates, which could have a material adverse impact on the value of the Portfolios' investments and any payments linked to LIBOR thereunder.

LIBOR is likely to perform differently than in the past until the final phase-outs in 2023 and, ultimately, cease to exist as a global benchmark going forward. Until an alternative benchmark rate(s) becomes generally accepted and regularly implemented in the market, the uncertainty as to the future of LIBOR, its eventual phase-out, the transition to one or more alternate benchmark rate(s), and the implementation of such new benchmark rate(s) may impact a number of factors, which, either alone or in the aggregate, may cause a material adverse effect on the Portfolios' and Funds' performance and ability to achieve their investment objectives. Such factors include, without limitation: (i) the administration and/or management of portfolio investments, including (a) cost of funding or other operational or administrative costs, (b) costs incurred to transition to and implement a substitute index or benchmark rate(s) for purposes of calculating interest, (c) costs of negotiating with counterparties with respect to an acceptable replacement calculation and potential amendments to existing debt instruments or credit facilities currently utilizing LIBOR to determine interest rates, and/or (d) costs of potential disputes and/or litigation regarding interest calculation, loan value, appropriateness or comparability of any new benchmark
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rate(s) or any other dispute over terms relating to or arising from any of the foregoing; (ii) the availability (or lack thereof) of potential investments in the market during the transition period; (iii) the time periods necessary to make investments and deploy capital during the transition period; (iv) the calculation and value of investments and overall cash flows, profitability and performance; (v) the liquidity of investments in the secondary market or otherwise, and the asset-liability management strategies available; (vi) basis risks between investments and hedges and basis risks within investments (e.g., securitizations); or (vii) any mismatch, during a transition period or otherwise, between a benchmark rate used for leverage facilities and another used for one or more of the Portfolios' investments.

Temporary Investments

Due to the changing nature of the Internet and related companies, the national economy and market conditions, the Internet Fund or the corresponding Portfolio may, as a temporary defensive measure, invest without limitation, in short‑term debt securities and money market securities with a rating of A2-P2 or higher.

To respond to adverse market, economic, political or other conditions, the Global Portfolio, the Paradigm Portfolio, the Small Cap Opportunities Portfolio, the Market Opportunities Portfolio, and the Multi-Disciplinary Income Portfolio each may invest up to 100% of its assets in high quality, U.S. short-term debt securities and money market instruments.

In order to have funds available for redemption and investment opportunities, each Portfolio may also hold a portion of its assets in cash or U.S. short-term money market instruments. Certificates of deposit purchased by the Portfolios will be those of U.S. banks having total assets at the time of purchase in excess of $1 billion, and bankers’ acceptances purchased by the Portfolios will be guaranteed by U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion. Each Portfolio anticipates that not more than 15% of its total assets will be so invested or held in cash at any given time, except when the Portfolio is in a temporary defensive posture.

Portfolio Turnover

The Funds have each elected to be treated as RICs for federal tax purposes. In order to qualify for the beneficial tax treatment afforded RICs, and to be relieved of federal tax liabilities, RICs must distribute substantially all of their net income to shareholders generally on an annual basis and the Portfolios in which the Funds invest will have to provide those funds. Thus, the Portfolios may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or borrow cash in order for the Funds to satisfy the distribution requirement. The Portfolios do not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time they have been held. Portfolio turnover rates may vary depending on the volume of buying and selling activities. Rates over 100% annually are considered high. The
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table below shows the portfolio turnover rates for the past two fiscal years. Portfolio turnover is reported at the Portfolio level.

Portfolio turnover rate for:	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
The Internet Portfolio	19%	4%
The Global Portfolio	57%	7%
The Paradigm Portfolio	0%	1%
The Small Cap Opportunities Portfolio	6%	3%
The Market Opportunities Portfolio	13%	2%
The Multi-Disciplinary Income Portfolio	0%	0%

Management of the Funds and the Portfolios

Board of Directors/Board of Trustees

The management and affairs of the Funds and the Portfolios are supervised by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively (each, a “Board,” and collectively, the “Boards”). Each Board consists of the same eight individuals, five of whom are not “interested persons” of the Company or the Trust as that term is defined in the 1940 Act (“Independent Directors/Trustees”). Each Board establishes policies for the operation of the Funds and the Portfolios and appoints the officers who conduct the daily business of the Funds and the Portfolios. The Boards have appointed Mr. Jay Kesslen, of the Adviser, as their Anti-Money Laundering Officer.

Each Board believes that each of the Director’s/Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors/Trustees lead to the conclusion that each Director/Trustee should serve in such capacity. Among the attributes common to all Directors/Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors/Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors/Trustees. A Director’s/Trustee’s ability to perform his duties effectively may have been attained through the Director’s/Trustee’s business, consulting, public service and/or academic positions; experience as a board member of the Company and Trust, other investment funds, or non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, specific details regarding each Director’s/Trustee’s principal occupations during the past five years are included in the table below.

Officers and Directors/Trustees of the Company and the Trust are listed below with their ages, addresses, present positions with the Company and Trust and principal occupations over at least the last five years. Each Director/Trustee may be contacted by writing to the Director/Trustee at c/o Kinetics Mutual Funds, Inc., 470 Park Avenue South New York, New York 10016.

Independent Directors/Trustees
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Name, Address and Age	Position(s) Held with Company/ Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex(1) Overseen by Director/ Trustee	Other Directorships Held by Director/ Trustee(2)
Steven T. Russell (59) c/o Horizon Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director/ Independent Trustee	Indefinite/ 22 years	Professor of Business Law, Suffolk County Community College (1997 to Present); Lawyer, Private Practice (2010 to present).	13	N/A
Douglas Cohen, CPA (61) c/o Horizon Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director/ Independent Trustee	Indefinite/ 22 years	Chief Financial Officer, Sunrise Credit Services, Inc. (2005 to present).	13	N/A
William J. Graham (61) c/o Horizon Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director/ Independent Trustee	Indefinite/ 22 years	Attorney, William J. Graham, PC (2001 to present); Assistant Town Attorney, Town of Islip (2016 to 2021).	13	N/A
Joseph E. Breslin (69) c/o Horizon Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director/ Independent Trustee	Indefinite/ 22 years	Counsel, White Oak Global Advisors, LLC (2016 to present); J.E. Breslin & Co. – Consulting (2010 to 2016).	13	Trustee, Forethought Variable Insurance Trust (23 portfolios); Trustee, BluArc Multi-Strategy Fund (2014-2017); Chairman and Trustee, Northern Lights Fund Trust IV (21 portfolios); Trustee, Hatteras Alternative Mutual Funds Trust (5 portfolios) (2004-2016); Trustee, Underlying Funds Trust (5 portfolios) (2004-2016); Trustee, Director, Hatteras Master Fund, L.P. (2013-2016); Director, Hatteras Core Alternatives TEI Fund, L.P. (2013-2016); Director, Hatteras Core Alternatives Fund, L.P. (2013-2016); Director, Hatteras Core Alternatives Institutional Fund, L.P. (2013-2016); and Director, Hatteras Core Alternatives TEI Institutional Fund, L.P. (2013-2016).
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Name, Address and Age	Position(s) Held with Company/ Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex(1) Overseen by Director/ Trustee	Other Directorships Held by Director/ Trustee(2)
James M. Breen (64) c/o Horizon Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director/ Independent Trustee	Indefinite/ 14 years	Security Consultant and Licensed Florida Private Investigator (2019 to present); Special Agent, Florida Department of Law Enforcement (FDLE) (2015 to 2019); Vice President, HBES Consulting, Inc. (2014 to present); Citibank, Senior AML Analyst (2014-2015); Senior Special Agent, Homeland Security Investigations, Miami, FL (2011 to 2014); Assistant Attaché Immigration & Customs Enforcement, Pretoria, South Africa (2008 to 2011).	13	N/A
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Interested Directors/Trustees & Officers

Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex(1) Overseen by Director/ Trustee	Other Directorships Held by Director/Trustee(2)
Murray Stahl(3) (69) c/o Horizon Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Director/Trustee & Secretary	Indefinite/ 22 years	Chairman, FRMO Corp. (2001 to present) (provides consulting services to private investment funds and research services with respect to marketable securities); Chairman and Chief Investment Officer, Horizon Kinetics LLC, (including Horizon Kinetics Asset Management LLC (investment adviser) (1994 to present); Kinetics Asset Management LLC and Kinetics Advisers, LLC (2000 to 2019); CEO, Horizon Kinetics LLC (2015 to present).	13	Director and Officer of RENN Fund, Inc. (closed end investment company) (2017-present).
Peter B. Doyle(3) (61) c/o Horizon Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Director/Trustee, President & Chairman of the Board	Indefinite/ 20 years	Vice President, Horizon Kinetics Asset Management LLC (1997-2011); Vice President, FMRO Corp. (2001 to present) (provides consulting services to private investment funds and research services with respect to marketable securities); Managing Director, Horizon Kinetics LLC (including Horizon Kinetics Asset Management LLC (an SEC-registered investment adviser) (1994 to present); Kinetics Asset Management LLC and Kinetics Advisers LLC (2000 to 2019)); and President of Kinetics Mutual Funds, Inc. (1998 to present).	13	Director and Officer, FRMO Corp.
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Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex(1) Overseen by Director/ Trustee	Other Directorships Held by Director/Trustee(2)
Leonid Polyakov(3) (64) c/o Horizon Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Director/Trustee & Treasurer	Indefinite/ 20 years	CFO, Kinetics Asset Management LLC (2000 to 2011); CFO and FINOP, Kinetics Funds Distributor LLC (2002 to 2011); Director, Kinetics Advisers, LLC (2000 to 2011).	13	N/A
(1)    The term “fund complex” refers to the Company and the Trust, which hold themselves out as related for investment purposes.
(2)    “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or investment companies registered under the 1940 Act.
(3)    Directors/Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act because of their association with the Adviser and its affiliates.

Officers

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Andrew M. Fishman (73) c/o Horizon Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Chief Compliance Officer	Indefinite/18 years
Associate General Counsel, Horizon Kinetics LLC (2011 to present); General Counsel, Horizon Asset Management, Inc. (1997 to 2011); Secretary, Horizon Asset Management, Inc. (2006 to 2011); Chief Compliance Officer, Kinetics Asset Management, Inc. (1999 to 2011); Chief Compliance Officer, Kinetics Advisers, LLC (2000 to 2011).

Jay H. Kesslen (50) c/o Horizon Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Vice President and Assistant Secretary	Indefinite/18 years	General Counsel, Horizon Kinetics LLC (including Horizon Kinetics Asset Management LLC (an SEC-registered investment adviser) (2011 to present), Chief Compliance Officer, Horizon Kinetics LLC (2015-2016), Kinetics Asset Management LLC (2000 to present), Kinetics Advisers LLC (2000 to 2019), Kinetics Funds Distributor LLC (2000 to present), KBD Securities LLC (2000 to present)); FRMO Corp. (2014 to present); Chief Compliance Officer, RENN Fund, Inc. (2017 to present).

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Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds and Portfolios rests with the Board of Directors of the Company and Board of Trustees of the Trust, respectively. The Trust, on behalf of each Portfolio, has engaged the Adviser to manage the Portfolios on a day-to-day basis. The Boards are responsible for overseeing the Adviser and other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Company’s Articles of Incorporation and By-laws and the Trust’s Declaration of Trust and By-laws. The Boards meet concurrently in-person at regularly scheduled meetings four times each year. In addition, the Boards may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Directors/Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Directors/Trustees meet with their independent legal counsel in-person during each quarterly in-person board meeting. As described below, the Boards have established an Audit Committee and a Pricing Committee, and may establish ad hoc committees or working groups from time to time to assist them in fulfilling their oversight responsibilities.

The Boards have appointed Peter B. Doyle, an interested Director/Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Boards and to act as liaison with the Trust’s and Company’s service providers, counsel and other Directors/Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by each Board from time to time. The Boards do not have a lead independent Director/Trustee. Each Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Directors/Trustees and the full Board in a manner that enhances effective oversight.

The Portfolios, and also the Funds, are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of each Board’s general oversight of the Portfolios and Funds and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Portfolios’ and Funds’ investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. Each Board recognizes that it is not possible to identify all of the risks that may affect the Portfolios and Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Boards require senior officers of the Company and Trust, including the President, Treasurer and Chief Compliance Officer, and the Adviser, to report to the full Boards on a variety of matters at regular and special meetings of the Boards, including matters relating to risk management. The Boards and the Audit Committee also receive regular reports from the Company’s/Trust’s independent registered public accounting firm on internal control and financial reporting matters. The Boards also receive reports from certain of the Company’s/Trust’s other primary service providers on a periodic or regular basis, including the Company’s/Trust’s custodian, distributor and administrator. The Boards may, at any time and in their discretion, change the manner in which they conduct risk oversight.

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Board Committees

The Boards have two standing committees as described below:

Audit Committee
Members	Description	# of Meetings during Past Fiscal Year
James M. Breen Joseph E. Breslin Douglas Cohen, CPA* William J. Graham Steven T. Russell	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Funds/Portfolios.	The Committee met two times during the year ended December 31, 2022.

Pricing Committee
Members	Description	# of Meetings during Past Fiscal Year
James M. Breen Joseph E. Breslin* Douglas Cohen, CPA William J. Graham Steven T. Russell	Responsible for (1) monitoring the valuation of the Portfolios’ securities and other investments; and (2) as required by the Portfolios’ valuation policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations shall be reported to the full Board.	The Committee met two times during the year ended December 31, 2022.
* Designates the Chairperson of the respective Committee.

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Board Interest in the Funds

As of December 31, 2022, the Directors/Trustees owned the following amounts in the Funds and in all of the Funds/Portfolios overseen by the Directors/Trustees:

Name of Director/Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds/Portfolios Overseen by Director/Trustee
INDEPENDENT DIRECTORS/TRUSTEES
Steven T. Russell	Internet Fund	None	None
	Global Fund	None
	Paradigm Fund	None
	Small Cap Opportunities Fund	None
	Market Opportunities Fund	None
	Multi-Disciplinary Income Fund	None
Douglas Cohen, CPA	Internet Fund	None	Over $100,000
	Global Fund	None
	Paradigm Fund	Over $100,000
	Small Cap Opportunities Fund	$10,001-$50,000
	Market Opportunities Fund	None
	Multi-Disciplinary Income Fund	None
William J. Graham	Internet Fund	None	$50,001 - $100,000
	Global Fund	None
	Paradigm Fund	$10,001-$50,000
	Small Cap Opportunities Fund	$10,001-$50,000
	Market Opportunities Fund	None
	Multi-Disciplinary Income Fund	None
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Name of Director/Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds/Portfolios Overseen by Director/Trustee
INDEPENDENT DIRECTORS/TRUSTEES

Joseph E. Breslin	Internet Fund	None	Over $100,000
	Global Fund	None
	Paradigm Fund	Over $100,000
	Small Cap Opportunities Fund	None
	Market Opportunities Fund	$50,001 - $100,000
	Multi-Disciplinary Income Fund	None
James M. Breen	Internet Fund	None	None
	Global Fund	None
	Paradigm Fund	None
	Small Cap Opportunities Fund	None
	Market Opportunities Fund	None
	Multi-Disciplinary Income Fund	None
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Name of Director/Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds/Portfolios Overseen by Director/Trustee
INTERESTED DIRECTORS/TRUSTEES
Murray Stahl	Internet Fund	None	Over $100,000
	Global Fund	None
	Paradigm Fund	Over $100,000
	Small Cap Opportunities Fund	Over $100,000
	Market Opportunities Fund	$10,001-$50,000
	Multi-Disciplinary Income Fund	$10,001-$50,000
Leonid Polyakov	Internet Fund	Over $100,000	Over $100,000
	Global Fund	Over $100,000
	Paradigm Fund	Over $100,000
	Small Cap Opportunities Fund	Over $100,000
	Market Opportunities Fund	Over $100,000
	Multi-Disciplinary Income Fund	Over $100,000
Peter B. Doyle	Internet Fund	Over $100,000	Over $100,000
	Global Fund	Over $100,000
	Paradigm Fund	Over $100,000
	Small Cap Opportunities Fund	Over $100,000
	Market Opportunities Fund	Over $100,000
	Multi-Disciplinary Income Fund	Over $100,000

Compensation

Effective January 1, 2022, for their service as Directors of the Company and Trustees of the Trust, the Independent Directors/Independent Trustees receive an aggregate fee of $50,000 per year and $3,750 per Board meeting attended, with an additional $2,000 for each Pricing and/or Audit Committee meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. In addition, each Committee Chairman of the Company and the Trust (such as the Audit Committee or Pricing Committee) receives an additional fee of $5,000 per year for his service as chairman.

Prior to January 1, 2022, the Independent Directors/Independent Trustees received an aggregate fee of $30,000 per year and $3,000 per Board meeting attended, with an additional $2,000 for each Pricing and/or Audit Committee meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. In addition, each Committee Chairman of the Company and Trust received an additional fee of $5,000 per year for his service as chairman.

The “interested persons” who serve as Directors of the Company or Trustees of the Trust receive no compensation for their service as Directors or Trustees. None of the executive officers receive compensation from the Funds or the Portfolios except the Company’s/Trust’s Chief Compliance Officer. The following table provides compensation information for the Directors/Trustees for the year-ended December 31, 2022.
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Name and Position	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund/Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Directors/Trustees(2)
Interested Directors/Trustees
Murray Stahl(1)	None	None	None	None
Peter B. Doyle(1)	None	None	None	None
Leonid Polyakov(1)	None	None	None	None
Independent Directors/Trustees
Steven T. Russell	$23,432	None	None	$50,000
Douglas Cohen, CPA	$25,972	None	None	$55,000
William J. Graham	$23,432	None	None	$50,000
Joseph E. Breslin	$23,512	None	None	$55,000
James M. Breen	$23,432	None	None	$50,000
(1)“Interested person” as defined under the 1940 Act.
(2)Includes compensation paid by Kinetics Portfolios Trust.

Control Persons and Principal Holders of Securities

The following table provides the name and address of any person who owned of record or beneficially 5% or more of the outstanding shares of a Fund as of March 31, 2023 (a “principal shareholder”). A control person is one who owns beneficially either directly or through controlled companies more than 25% of the voting securities of a company or who acknowledges or asserts the existence of control. For all control persons that are companies, the parent company and jurisdiction under which the control person is organized is also provided.

The Internet Fund (No Load Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Boulevard Jersey City, NJ 07310-1995	Fidelity Global Brokerage Group, Inc.	DE	29.07%	Record
Charles Schwab & Co., Inc. Special Custody A/C Fbo Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	N/A	N/A	18.31%	Record
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	6.77%	Record

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The Internet Fund (Advisor Class A Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Pershing Group LLC	DE	33.21%	Record
Morgan Stanley Smith Barney, LLC For the Exclusive Benefit of its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	N/A	N/A	14.92%	Record
Ameriprise Financial Services Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	N/A	N/A	10.12%	Record

The Internet Fund (Advisor Class C Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Ameriprise Financial Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	American Enterprise Investment Services, Inc.	MN	37.57%	Record
LPL Financial LLC Omnibus Customer Accounts Attn Mutual Fund Operations 4707 Executive Dr San Diego, CA 92121-3091	N/A	N/A	11.69%	Record
RBC Capital Markets LLC John Wiggins John W. Wiggins Jr. Horizon Kinetics LLC 470 Park Avenue South 3rd Floor New York, NY 10016-6957	N/A	N/A	9.11%	Record
RJ Trust Company NH - Custodian FBO Vincent Amato IRA Horizon Kinetics LLC 470 Park Avenue South 3rd Floor New York, NY 10016-6957	N/A	N/A	6.19%	Record

The Global Fund (No Load Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C Fbo Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	The Charles Schwab Corporation	DE	53.75%	Record
National Financial Services, LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	17.48%	Record
Kinetics Common Inc. c/o Gateway Center One 1 N Lexington Avenue, Floor 12, Suite C White Plains, NY 10601-1722	N/A	N/A	5.25%	Record
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The Global Fund (Advisor Class A Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co Inc Special Custody A/C Fbo Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105-1901	N/A	N/A	12.30%	Record
RBC Capital Markets LLC Mark Orlando c/o Horizon Kinetics LLC 470 Park Avenue South, 3rd Floor New York, NY 10016-6819	N/A	N/A	8.36%	Record
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	N/A	N/A	5.06%	Record

The Global Fund (Advisor Class C Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Ameriprise Financial Services, LLC 707 2nd Ave S Minneapolis, MN 55402-2405	American Enterprise Investment Services Inc.	MN	40.27%	Record
RBC Capital Markets LLC 60 S 6th St Minneapolis, MN 55402-4413	N/A	N/A	5.43%	Record
Charles Schwab & Co Inc. Special Custody A/C Fbo Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	N/A	N/A	1.57%	Record

The Paradigm Fund (No Load Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC For the Exclusive Benefit of our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	Fidelity Global Brokerage Group, Inc.	DE	33.56%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	N/A	N/A	22.40%	Record
L F Trust Michael B Landau Trustee 592 Fifth Avenue, Suite 602 New York, NY 10036-4707	N/A	N/A	7.43%	Record

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The Paradigm Fund (Advisor Class A Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	N/A	N/A	21.58%	Record
Morgan Stanley Smith Barney, LLC For the Exclusive Benefit of its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901	N/A	N/A	11.77%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	N/A	N/A	10.79%	Record
Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	N/A	N/A	8.90%	Record
UBS WM USA 1000 Harbor Boulevard, 8th Floor Weehawken, NJ 07086-6761	N/A	N/A	8.48%	Record
National Financial Services LLC 499 Washington Blvd 4th Fl Jersey City, Nj 07310-1995	N/A	N/A	5.14%	Record
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	N/A	N/A	5.09%	Record

The Paradigm Fund (Advisor Class C Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	N/A	N/A	10.91%	Record
Ameriprise Financial Services LLC. 702 2nd Ave S Minneapolis, MN 55402-2405	N/A	N/A	9.79%	Record

The Paradigm Fund (Institutional Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	23.54%	Record
Charles Schwab & Co., Inc. Special Customer Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	13.38%	Record
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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
UBS WM USA 1000 Harbor Boulevard, 8th Floor Weehawken, NJ 07086-6761	N/A	N/A	12.01%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza Floor 12 New York, NY 10004-1932	N/A	N/A	7.21%	Record
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	N/A	N/A	7.19%	Record

The Small Cap Opportunities Fund (No Load Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Boulevard Jersey City, NJ 07310-1995	Fidelity Global Brokerage Group, Inc.	DE	65.51%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	N/A	N/A	15.40%	Record

The Small Cap Opportunities Fund (Advisor Class A Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	N/A	N/A	18.24%	Record
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	N/A	N/A	15.82%	Record
Charles Schwab & Co., Inc. Special Custody A/C Fbo Customers Attn:Mutual Funds 211 Main Street San Francisco, CA 94105-1901	N/A	N/A	12.72%	Record
UBS WM USA 1000 Harbor Boulevard, 8th Floor Weehawken, NJ 07086-6761	N/A	N/A	11.89%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901	N/A	N/A	8.36%	Record
LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Dr San Diego, CA 92121-3091	N/A	N/A	7.48%	Record
Ameriprise Financial Services LLC 707 2nd Ave S Minneapolis, MN 55402-2405	N/A	N/A	6.68%	Record
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The Small Cap Opportunities Fund (Advisor Class C Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Wells Fargo Advisors, LLC	DE	36.45%	Record
Ameriprise Financial Services, LLC 707 2nd Avenue S Minneapolis, MN 55402-2405	American Enterprise Investment Services Inc.	MN	30.77%	Record
LPL Financial Omnibus Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr San Diego, Ca 92121-3091	N/A	N/A	5.97%	Record

The Small Cap Opportunities Fund (Institutional Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
UBS WM USA 1000 Harbor Boulevard, 8th Floor Weehawken, NJ 07086-6761	UBS Americas Inc.	DE	43.09%	Record
National Financial Services, LLC for the Exclusive Benefit of our Cutomers Attn: Mutual Funds Dept 4th Fl 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	14.21%	Record
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	N/A	N/A	12.72%	Record
Wells Fargo Clearing Services LLC Special Custody for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	N/A	N/A	12.30%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	5.06%	Record

The Market Opportunities Fund (No Load Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Fund Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	Fidelity Global Brokerage Group, Inc.	DE	69.92%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	15.31%	Record
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The Market Opportunities Fund (Advisor Class A Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA 94105	N/A	N/A	16.48%	Record
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	N/A	N/A	12.82%	Record
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	N/A	N/A	12.07%	Record
Ameriprise Financial Services, LLC 707 2nd Avenue S Minneapolis, MN 55402-2405	N/A	N/A	11.53%	Record
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	N/A	N/A	10.81%	Record

The Market Opportunities Fund (Advisor Class C Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA 94105	The Charles Schwab Corporation	DE	27.01%	Record
RBC Capital Markets LLC Katherine H. Provick, Trustee Katherine H. Provick Rev Trust 470 Park Avenue South, 3rd Floor New York, NY 10016-6819	N/A	N/A	9.21%	Beneficial
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	N/A	N/A	6.03%	Record
RBC Capital Markets LLC 60 S 6th Street Minneapolis, MN 55402-4413	N/A	N/A	5.18%	Record
RBC Capital Markets LLC James Grunebaum 470 Park Avenue South, 3rd Floor New York, NY 10016-6819	N/A	N/A	5.02%	Record

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The Market Opportunities Fund (Institutional Class Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
UBS WM USA 1000 Harbor Boulevard, 8th Floor Weehawken, NJ 07086-6761	N/A	N/A	20.16%	Record
National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Fund Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	17.47%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA 94105	N/A	N/A	15.21%	Record

The Multi-Disciplinary Income Fund (No Load Shares)

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	38.26%	Record
JP Morgan Securities LLC 1111 Polaris Parkway Fl 2J Columbus OH 43240-2031	N/A	N/A	17.48%	Record

Management Ownership

As of March 31, 2023, the officers and/or Directors of the Funds as a group owned less than 1% of the outstanding shares of the No Load Class of the Internet Fund. As of March 31, 2023, the officers and Directors of the Funds as a group owned approximately 7.33%,7.75%, 6.41%, 43.70% and 1.77%, of the outstanding shares of the No Load Class of Global Fund, Paradigm Fund, Small Cap Opportunities Fund, Market Opportunities Fund, and Multi-Disciplinary Fund, respectively.
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Proxy Voting Policies

The Trust, on behalf of the Portfolios, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted policies and procedures for the voting of proxies on behalf of client accounts, including the Portfolios, for which the Adviser has voting discretion. Pursuant to these policies and procedures, the Adviser’s guiding principles in voting proxies is to ensure that the manner in which proxies are voted is in the best interest of its clients and the value of the investment. To this end, an independent third party proxy service, Institutional Shareholder Services Inc. (“ISS”), has been retained by the Adviser for their fundamental research on the proxy question and subsequent recommendations. Proxies are voted by ISS in accordance with their proxy voting guidelines with the intent of serving the best interests of the Adviser’s clients.

ISS will inform the Adviser’s proxy administrator of any proxies that do not fall within the adopted guidelines. The Adviser’s proxy administrator will send the proxies in question to the relevant Portfolio’s portfolio manager for review, documentation of vote rationale, and signature. In the event the designated portfolio manager is unavailable, the proxy will be forwarded to the Chief Investment Strategist for execution.

ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Adviser to determine whether they are consistent with the Adviser’s guiding principles. ISS also assists the Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

The Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Adviser currently receives from ISS.

The Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Adviser’s use of ISS as an independent third party and a review and approval process for individual decisions that do not follow ISS recommendations.

More Information

Each Portfolio’s actual voting records relating to portfolio securities during the most recent 12‑month period ended June 30 is available without charge, upon request by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Adviser’s proxy voting policies and procedures are also available on the Funds’ website at www.kineticsfunds.com or by calling toll-free at 1-800-930-3828 and will be sent within three business days of receipt of a request.

Investment Adviser

The Board of the Trustees of the Trust, on behalf of each Portfolio, approved advisory contracts (collectively, the “Advisory Agreement”) with Kinetics. The Advisory Agreement continues on a year-to-year basis provided that specific approval is voted at least annually by the Board of Trustees of the Trust or by the vote of the holders of a majority of the outstanding voting securities of the Portfolios, as applicable. In either event, it must also be approved by a majority of the Trustees of the Portfolios who are neither parties to the Advisory Agreement nor “interested persons” of the Trust as defined in the 1940 Act at a meeting called for the purpose of voting on such approval. The Adviser’s investment decisions are made subject to the direction and supervision of the Board of Trustees. The Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolios. Ultimate decisions as to a Portfolio’s investment policies are made by the Portfolio’s officers and the Trustees or Directors.

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Under the Advisory Agreement, Kinetics furnishes investment advice to the Portfolios by continuously reviewing the securities portfolios and recommending to the Portfolios to what extent securities should be purchased or sold. Pursuant to the Advisory Agreement, the Adviser:

(1)renders research, statistical and advisory services to the Portfolios;
(2)makes specific recommendations based on the Portfolios’ investment requirements; and
(3)pays the salaries of those of the Portfolios’ employees who may be officers or directors or employees of the Adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement for each Portfolio is available in the Portfolios’ semi-annual report to shareholders for the period ended June 30, 2022.

Advisory Fees

The Investment Adviser conducts investment research and supervision for each Portfolio and is responsible for the purchase and sale of securities for each Portfolio. For the above advisory services, except with respect to the Multi-Disciplinary Income Portfolio, each Portfolio has agreed to pay to Kinetics an annual fee of 1.25% of each Portfolio’s average daily net assets. All fees are computed on the average daily closing NAV of the Portfolios and are payable monthly. Advisory fees are subsequently allocated to the Funds based on each Fund’s respective interest in the corresponding Portfolio. Effective as of April 30, 2023, the Investment Adviser has agreed to reduce the management fee for the Multi-Disciplinary Income Portfolio from 1.25% to 1.00%. Additionally, effective as of April 30, 2023, the Investment Adviser has agreed to waive 0.75% of the 1.00% management fee for the Multi-Disciplinary Income Portfolio through April 30, 2024.

During the fiscal years ended December 31, 2022, 2021, and 2020, the advisory fees payable to the Adviser that were allocated to the Funds were as follows:

Advisory Fees(1)	2022	2021	2020
The Internet Fund	$2,118,754	$2,979,510	$1,492,961
The Global Fund	$345,839	$341,371	$190,800
The Paradigm Fund	$11,462,128	$11,377,453	$7,692,086
The Small Cap Opportunities Fund	$3,895,500	$3,433,160	$2,266,266
The Market Opportunities Fund	$1,639,501	$1,651,491	$952,489
The Multi-Disciplinary Income Fund	$234,606	$334,867	$377,885
(1)Fees reflect Master Portfolio level expenses allocated to the Feeder Funds.

The Investment Adviser has voluntarily agreed to waive advisory fees allocated to the Funds and to reimburse Fund expenses in order to keep total annual Fund operating expenses at a certain percentage for each Fund, as
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described in the Prospectuses. During the fiscal years ended December 31, 2022, 2021, and 2020, Kinetics waived advisory fees and reimbursed other Fund expenses in the following amounts:

	2022		2021		2020
Waiver and Reimbursements	Advisory Fee Waiver	Expense Reimbursements	Advisory Fee Waiver	Expense Reimbursements	Advisory Fee Waiver	Expense Reimbursements
The Internet Fund	$0	$0	$0	$0	$0	$0
The Global Fund	$188,097	$0	$189,992	$0	$161,812	$0
The Paradigm Fund	$261,851	$0	$314,594	$0	$489,566	$0
The Small Cap Opportunities Fund	$154,733	$0	$153,201	$0	$247,992	$0
The Market Opportunities Fund	$466,220	$0	$458,451	$0	$339,921	$0
The Multi-Disciplinary Income Fund	$151,419	$0	$163,490	$0	$191,233	$0

Fees of the custodian, administrator, fund accountant and transfer agent are paid by the Funds or by the Portfolios or by the Funds and the Portfolios jointly, as more fully described below. The Funds and/or Portfolios pay all other expenses, including:
•fees and expenses of directors not affiliated with the Adviser;
•legal and accounting fees;
•interest, taxes, and brokerage commissions; and
•record keeping and the expense of operating its offices.

Portfolio Managers

Investment Professionals for the Adviser

Mr. Peter B. Doyle
Mr. Doyle serves as a Co-Portfolio Manager of the Internet Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Market Opportunities Portfolio, and a member of the investment team for the Global Portfolio. The following provides information regarding other accounts managed by Mr. Doyle as of December 31, 2022:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies	3	$1,291.14	0	$0
Other Pooled Investment Vehicles	0	$0	8	$691.75
Other Accounts	115	$132.26	0	$0

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Mr. Steven Tuen
Mr. Tuen is a Co-Portfolio Manager for the Global Portfolio and a member of the investment team for the Internet Portfolio. The following provides information regarding other accounts managed by Mr. Tuen as of December 31, 2022:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Mr. Murray Stahl
Mr. Stahl serves as the Chief Investment Officer for Horizon Kinetics LLC, the parent company of the Investment Adviser, Co-Portfolio Manager for the Internet Portfolio, Global Portfolio, Market Opportunities Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Multi-Disciplinary Income Portfolio. The following provides information regarding other accounts managed by Mr. Stahl as of December 31, 2022:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies	3	$221.15	0	$0
Other Pooled Investment Vehicles	0	$0	15	$901.08
Other Accounts	704	$1,781.08	20	$5.57

Mr. Steven Bregman
Mr. Bregman serves as the Co-Portfolio Manager for the Paradigm Portfolio and as a member of the investment teams of the Internet Portfolio, Global Portfolio, Market Opportunities Portfolio, Internet Portfolio and Small Cap Opportunities Portfolio. The following provides information regarding other accounts managed by Mr. Bregman as of December 31, 2022:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies	3	$1291	0	$0
Other Pooled Investment Vehicles	0	$0	9	$328.68
Other Accounts	858	$1,080.30	2	$0.60

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Mr. James Davolos
Mr. Davolos is the Co-Portfolio Manager for the Internet Portfolio and is a member of the investment team for the Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and the Market Opportunities Portfolio. The following provides information regarding other accounts managed by Mr. Davolos as of December 31, 2022:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies	2	$1276.31	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Mr. Eric Sites
Mr. Sites serves on the investment team for the Market Opportunities Portfolio. The following provides information regarding other accounts managed by Mr. Sites as of December 31, 2022:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies	1	$15.43	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Mr. Matthew Houk
Mr. Houk serves as a Co-Portfolio Manager for the Small Cap Opportunities Portfolio. The following provides information regarding other accounts managed by Mr. Houk as of December 31, 2022:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies	1	$204.35	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5	$0.60	2	$3.87

Mr. Darryl Monasebian
Mr. Monasebian serves as a Co-Portfolio Manager for the Multi-Disciplinary Income Portfolio. The following provides information regarding other accounts managed by Mr. Monasebian as of December 31, 2022:

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Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of December 31, 2022, the Portfolio Managers that are responsible for the day-to-day management of each of the Portfolios beneficially owned shares of the Funds as shown below.

Dollar Range of Equity Securities in the Funds Beneficially Owned A. None B. $1-$10,000 C. $10,001-$50,000 D. $50,001-$100,000 E. $100,001-$500,000 F. $500,001-$1,000,000 G. Over $1,000,000

Name of Fund
	Peter B. Doyle	Steven Tuen	Murray Stahl	James Davolos	Eric Sites	Matthew Houk	Steven Bregman	Darryl Monasebian
Internet Fund	E.	B.	A.	A.	A.	A.	A.	A.
Global Fund	G.	B.	A.	A.	A.	A.	A.	A.
Paradigm Fund	G.	C.	E.	E.	A.	A.	A.	A.
Small Cap Opportunities Fund	G.	A.	E.	D.	A.	A.	A.	A.
Market Opportunities Fund	G.	C.	C.	C.	A.	A.	A.	A.
Multi-Disciplinary Income Fund	E.	A.	C.	A.	A.	A.	A.	C.

Compensation

Portfolio Managers are compensated with a base salary and bonus. The base salary is a fixed amount. Bonuses are subjective and are not tied to performance of the Funds, but instead are based on the overall contribution to the Adviser. The Portfolio Managers also have access to a 401(k) retirement plan. Additionally, certain Portfolio Managers are also equity owners of the Adviser.

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Material Conflicts of Interest

The Adviser’s portfolio managers are responsible for managing one or more of the Portfolios, as well as other accounts. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement than the Portfolio or that may have a performance fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and aggregates and then allocates securities to client accounts in a fair and timely manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Shareholder Servicing

The Adviser has entered into shareholder servicing agreements with the Funds under which the Adviser may perform, or arrange for others to perform, certain shareholder servicing functions. The Adviser has entered into written agreements with shareholder servicing agents that perform shareholder services on behalf of their clients who own shares of the Funds. For these shareholder servicing functions, the Adviser and/or shareholder servicing agents are entitled to receive an annual shareholder servicing fee in the amount of 0.25% of the average daily net assets for each of the No-Load Class and Advisor Class A shares of the Fund and 0.20% of the average daily net assets of the Institutional Class shares of the Fund. The Adviser has contractually agreed to waive and/or reimburse a portion of the shareholder servicing fee with respect to the Institutional Class in excess of 0.05% of the average daily net assets of the Institutional Class until at least April 30, 2024. The Adviser and/or its affiliates may pay additional compensation from time to time, out of their respective assets and not as an additional charge to the Funds, to selected shareholder servicing agents and other persons in connection with providing services to shareholders of the Funds. During the fiscal years ended December 31, 2022, 2021, and 2020, the Funds paid shareholder servicing fees as follows:

Shareholder Servicing Fees	2022	2021	2020
The Internet Fund	$423,534	$597,053	$298,562
The Global Fund	$69,188	$68,375	$38,185
The Paradigm Fund(1)	$2,091,103	$2,079,851	$1,414,804
The Small Cap Opportunities Fund(2)	$750,326	$659,830	$433,153
The Market Opportunities Fund(3)	$316,190	$319,854	$185,639
The Multi-Disciplinary Income Fund(4)	$40,881	$57,997	$66,573
(1)The Adviser waived shareholder servicing fees in the amount of $375,442, $375,622, and $244,437 for the Institutional Class of the Paradigm Fund for the fiscal years ended December 31, 2022, 2021, 2020, respectively.
(2)The Adviser waived shareholder servicing fees in the amount of $90,334, $82,253, and $59,545 for the Institutional Class of the Small Cap Opportunities Fund for the fiscal years ended December 31, 2022, 2021, and 2020, respectively.
(3)The Adviser waived shareholder servicing fees in the amount of $35,381, $31,832, and $14,546 for the Institutional Class of the Market Opportunities Fund for the fiscal years ended December 31, 2022, 2021, and 2020, respectively.
(4)The Adviser waived shareholder servicing fees in the amount of $16,755, $25,635, and $25,735 for the Institutional Class of the Multi-Disciplinary Income Fund for the fiscal years ended December 31, 2022, 2021, 2020, respectively. Effective as of the close of business on November 18, 2022, Advisor Class A, Advisor Class C and Institutional Class shares in the Multi-Disciplinary Fund were converted into No Load Class shares.

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Administrative Services

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator of the Funds. The Administrator is entitled to receive annual fees, payable monthly, based on each Fund’s average net assets. During the fiscal years ended December 31, 2022, 2021, and 2020, the aggregate amounts payable by the Funds to Fund Services (including amounts payable by the Portfolios and allocated to the Funds) for administrative services were as follows:

Administrative Services Fees(1)	2022	2021	2020
The Internet Fund	$122,226	$150,110	$93,609
The Global Fund	$34,469	$34,193	$28,670
The Paradigm Fund	$515,262	$530,482	$414,555
The Small Cap Opportunities Fund	$186,890	$175,336	$137,051
The Market Opportunities Fund	$93,807	$95,041	$68,747
The Multi-Disciplinary Income Fund	$26,224	$31,901	$35,924
(1)Fees reflect Feeder Fund level expenses as well as Master Portfolio level expenses allocated to the Feeder Funds.

Fund Services also serves as the Funds’ accountant and transfer agent. As such, Fund Services provides certain shareholder services and record management services and acts as the Portfolios’ dividend disbursement agent.

Administrative services include, but are not limited to, providing office space, equipment, telephone facilities, various personnel, including clerical and supervisory, and computers, as is necessary or beneficial to:

•establish and maintain shareholders’ accounts and records,
•process purchase and redemption transactions,
•process automatic investments of client account cash balances,
•answer routine client inquiries regarding the Portfolios,
•assist clients in changing dividend options,
•account designations, and addresses, and
•providing such other services as the Portfolios may reasonably request.

Distributor

Kinetics Funds Distributor LLC, 470 Park Avenue South, New York, New York 10016, is the distributor of the Funds’ shares. KFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. and an affiliate of the Adviser.

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The Distributor was paid the following commissions on sales of Advisor Class A shares during the last three fiscal years.

Fund	2022	2021	2020
The Internet Fund	$5,250	$48,388	$9,208
The Global Fund	$0	$0	$1,105
The Paradigm Fund	$57,701	$66,867	$100,509
The Small Cap Opportunities Fund	$27,785	$5,239	$4,744
The Market Opportunities Fund	$10,312	$21,201	$4,966
The Multi-Disciplinary Income Fund(1)	$0	$0	$6,061
(1) Effective as of the close of business on November 18, 2022, Advisor Class A shares in the Multi-Disciplinary Income Fund were converted into No Load Class shares.

The Distributor retained approximately the following commissions on sales of Advisor Class A shares during the last three fiscal years:

Fund	2022	2021	2020
The Internet Fund	$499	$6,051	$778
The Global Fund	$0	$0	$0
The Paradigm Fund	$7,358	$8,547	$10,814
The Small Cap Opportunities Fund	$3,114	$605	$159
The Market Opportunities Fund	$1,830	$3,079	$321
The Multi-Disciplinary Income Fund(1)	$0	$0	$0
(1) Effective as of the close of business on November 18, 2022, Advisor Class A shares in the Multi-Disciplinary Income Fund were converted into No Load Class shares.
The following table shows all sales charges, commissions and other compensation received by KFD directly or indirectly from the Funds during the fiscal year ended December 31, 2022.

Fund	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption and Repurchase	Brokerage Commissions in Connection with Fund Transactions	Other Compensation(2)
The Internet Fund	$499	$0	$0	$0
The Global Fund	$0	$0	$0	$0
The Paradigm Fund	$7,358	$0	$0	$0
The Small Cap Opportunities Fund	$3,114	$0	$0	$0
The Market Opportunities Fund	$1,830	$0	$0	$0
The Multi-Disciplinary Income Fund	$0	$0	$0	$0
(1)Represents amounts received from front-end sales charges on Advisor Class A shares.
(2)Represents payments made under Distribution Plans (see “Distribution Plans” below.)

Distribution Plans

The Company, on behalf of the Funds, has adopted separate Distribution Plans pursuant to Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act (the “Plans”) for each of the Advisor Class A and Advisor Class C shares. Under the Advisor Class A Plan, Advisor Class A shares may pay up to an annual rate of 0.50%
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of the average daily NAV of such shares to the Distributor or other qualified recipient under the Plan. Under the Advisor Class C Plan, Advisor Class C shares may pay an annual rate of 0.75% of the average daily NAV of Advisor Class C shares to the Distributor. The Plans were adopted to facilitate the sale of a sufficient number of shares to allow the Funds to achieve economic viability.

The Plan for the Advisor Class A shares is a “reimbursement” Plan that provides the Company the ability to use assets of the Funds to reimburse KFD and other qualified recipients (e.g., securities dealers, financial institutions and other industry professionals) for any expenses incurred in connection with any activity that is principally intended to result in the sale of the Funds’ shares subject to the Plan up to 0.50% (currently limited to 0.25%) of average daily net assets. The Plan for Advisor Class C shares is a “compensation” type plan that provides the Company with the ability to use assets of the Funds to pay KFD and other qualified recipients (e.g., securities dealers, financial institutions and other industry professionals) fees in the amount of 0.75% of average daily net assets to finance any activity that is principally intended to result in the sale of the Funds’ shares subject to the Plan.

Activities covered by the Plans include:

•the advertising and marketing of shares of the Funds covered by the Plans;
•preparing, printing, and distributing Prospectuses and sales literature to prospective shareholders, brokers, or administrators; and
•implementing and operating the Plans.

The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who have no direct or indirect financial interest in the operation of the Plans (as used in this section, “Independent Directors”), cast in person at a meeting called for that purpose. As long as the Plans are in effect, the Independent Directors must select and nominate other Independent Directors.

The Plans and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval by a majority of the Funds’ outstanding shares covered by the Plans. All material amendments to the Plans or any related agreements must be approved by a vote of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

KFD is required to report in writing to the Board of Directors, at least quarterly, on the amounts and purpose of any payments made under the Plans. KFD is also required to furnish the Board of Directors with such other information as may reasonably be requested in order to enable the Directors to make an informed determination of whether the Plans should be continued.

Pursuant to the Plans, during the fiscal year ended December 31, 2022, the Advisor Class A and Advisor Class C shares accrued the following fees:

    Advisor Class A shares

12b-1 Fees	2022
The Internet Fund	$7,300
The Global Fund	$1,633
The Paradigm Fund	$408,663
The Small Cap Opportunities Fund	$45,922
The Market Opportunities Fund	$22,015
The Multi-Disciplinary Income Fund(1)	$2,516
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(1) Effective as of the close of business on November 18, 2022, Advisor Class A shares in the Multi-Disciplinary Income Fund were converted into No Load Class shares.

    Advisor Class C shares

12b-1 Fees	2022
The Internet Fund	$11,177
The Global Fund	$51,064
The Paradigm Fund	$558,666
The Small Cap Opportunities Fund	$76,048
The Market Opportunities Fund	$85,585
The Multi-Disciplinary Income Fund(1)	$18,384
(1) Effective as of the close of business on November 18, 2022, Advisor Class C shares in the Multi-Disciplinary Income Fund were converted into No Load Class shares.

These amounts were accrued and paid to broker-dealers as compensation for distribution services. No payments pursuant to the Plans were made by the Funds for advertising, printing or mailing Prospectuses, or interest or other carrying or finance charges.

Custodian

U.S. Bank N.A. (“U.S. Bank”), with principal offices at 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI 53212 is custodian for the securities and cash of the Portfolios. Under a Custody Agreement with the Portfolios, U.S. Bank holds the Portfolios’ assets in safekeeping and keeps all necessary records and documents relating to its duties. U.S. Bank receives annual fees based on each Portfolio’s average net assets.

U.S. Bank also serves as custodian of the securities and cash held by the Funds pursuant to a Custody Agreement under which U.S. Bank is responsible for the safekeeping and keeps all necessary records and documents relating to its duties.

Securities Lending

U.S. Bank N.A. serves as securities lending agent for the Portfolios and in that role administers the Portfolios’ securities lending program pursuant to the terms of a Securities Lending Agreement entered into between the Portfolios and U.S. Bank N.A.
Each Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Portfolio (including any collateral posted) or 50% of the total assets of each Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Portfolios receive interest on the collateral received as well as a fee for the securities loaned.
The table below sets forth, for each Fund’s most recently completed fiscal year, the income from securities lending activities from the Fund’s corresponding Portfolio, as well as the fees and/or compensation earned.
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	The Internet Portfolio(1)	The Global Portfolio(1)	The Paradigm Portfolio(1)	The Small Cap Opportunities Portfolio(1)	The Market Opportunities Portfolio(1)	The Multi-Disciplinary Income Portfolio
Gross income from securities lending activities:	$89,994	$22,451	$39,472	$26,745	$32,870	$—
Fees paid to securities lending agent from a revenue split:	$(17,857)	$(4,486)	$(6,367)	$(5,038)	$(6,541)	$—
Fees paid for any cash collateral management service that are not included in the revenue split:	$—	$—	$—	$—	$—	$—
Administrative fees not included in revenue split:	$—	$—	$—	$—	$—	$—
Indemnification fee not included in revenue split:	$—	$—	$—	$—	$—	$—
Rebates (paid to borrower):	$(708)	$(23)	$(7,631)	$(1,555)	$(167)	$—
Other fees not included in revenue split:	$—	$—	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities:	$(18,565)	$(4,508)	$(13,999)	$(6,593)	$(6,707)	$—
Net income from securities lending activities:	$71,429	$17,943	$25,473	$20,152	$26,163	$—
(1)    These Funds reflect securities lending activity at the corresponding Portfolio and the corresponding Cayman Subsidiary.
Codes of Ethics

The Company, Kinetics and KFD have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits investment personnel subject to the particular Code of Ethics to invest in securities, including securities that may be purchased or held by the Portfolios, for their own accounts.

Valuation of Shares

Shares of the Funds are sold on a continual basis at the NAV per share next computed, plus any applicable sales charge, following acceptance of an order by the Funds. The Funds’ NAV per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr.’s Day, Washington’s Birthday/President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Equity securities are valued each day at the last quoted sales price on the securities principal exchange. If there is no sales price, a security is valued at the last reported bid price. Securities that are listed on the Nasdaq Stock Market Inc. are valued using the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported bid price. In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the
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close of regular trading on the NYSE, “fair value” will be determined in good faith in accordance with procedures approved by the Board of Trustees. The Portfolios may use independent pricing services to assist in calculating the NAV of the Portfolios’ shares.

Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite price is not available, then a quote provided by one of the authorized pricing vendors would be used. If neither a composite price or quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. Securities which have no public market and all other assets of the Portfolios are considered at such value as the Investment Adviser, as valuation designee, may determine in good faith, in accordance with the Portfolios’ valuation procedures as adopted by the Adviser and approved by the Trust’s Board of Trustees and the Company’s Board of Directors.

Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments such as repurchase agreements, demand notes, and money market mutual funds are traded at cost and there are no market values available for those instruments from third parties. Those instruments are priced at cost. Debt securities that are not priced by an independent third party pricing agent shall be valued (a) at the last sale price if such last sale occurred within the previous five business days, and (b) if there was no sale price during the previous five business days, at the average of the bids, or the sole bid if there is only one. Debt securities and other securities which, in the judgment of the Investment Adviser, do not properly represent the value of a security will be valued at their fair market value as determined in good faith by the Investment Adviser, as valuation designee, in accordance with procedures adopted by the Investment Adviser and approved by the Trust’s Board of Trustees and the Company’s Board of Directors.

Trading in foreign securities may be completed at times when the NYSE is closed. In computing the NAV of each Fund and each Portfolio, the value of a foreign security is determined as of the close of trading on the foreign exchange on which it is principally traded or as of the scheduled close of trading on the NYSE, whichever is earlier, at the closing sales prices provided by approved pricing services or other alternate sources. In the absence of sales, the last available closing bid will be used. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Investment Adviser, as valuation designee. Values of foreign securities are translated from the local currency into U.S. dollars on the basis of the foreign currency exchange rates, as provided by an independent pricing service or reporting agency, generally prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Portfolio’s NAV. If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by the Investment Adviser, as valuation designee, under the oversight of the Trust’s Board of Trustees and the Company’s Board of Directors.

The NAV per share of each Class of shares of a Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets attributable to that Class (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses attributable to that Class) by the total number of shares of that Class outstanding at such time, as shown below:
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(Value of Assets of the Class) - (Liabilities of the Class)	=	NAV per share
Shares Outstanding of the Class

Portfolio Holdings Information

The Company, on behalf of the Funds, and the Trust, on behalf of the Portfolios, maintain policies and procedures relating to selective disclosure of portfolio holdings (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds and the Portfolios. These Portfolio Holdings Policies have been approved by the Board of Directors of the Company on behalf of the Funds and the Board of Trustees of the Trust on behalf of the Portfolios. Disclosure of the Funds’/Portfolios’ complete holdings is required to be made twice each fiscal year on Form N-CSR (with respect to each annual and semi-annual period) and twice each fiscal year on Form N-PORT (with respect to the first and third quarters of the Portfolios' fiscal year). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Under the Portfolio Holdings Policies, neither the Company/Trust nor any representative of the Company/Trust may solicit or accept any compensation or other consideration in connection with Portfolio Holdings.

The Adviser only discloses information concerning securities held by the Funds and the Portfolios under the following circumstances:
•twenty calendar days after the end of each calendar quarter, the Adviser may post (a) the top twenty (20) securities held by each Fund/Portfolio and their respective percentage of the Portfolio on the Company’s website, (b) the top five (5) performing and the bottom five (5) performing securities held by each of the Trust’s Portfolios, and (c) for Portfolios that primarily invest in derivatives, cash and fixed income instruments, the top ten (10) derivative and top ten (10) fixed income holdings, along with their respective percentage of net assets in each Portfolio; and
•as required by the federal securities laws, the Fund/Portfolio will disclose portfolio holdings in their applicable regulatory filings, including shareholder reports, reports on Forms N-CSR and N-PORT or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Portfolio holdings information that is not filed with the SEC or posted on the Company’s website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Company’s/Trust’s or Adviser’s President. The Administrator is responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other similar services for the Funds/Portfolios, as well as rating and ranking organizations, which will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of a Fund/Portfolio) only upon approval by the Company’s/Trust’s or Adviser’s President, who must first determine that the Fund/Portfolio has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Trust’s Adviser, the Company’s/Trust’s transfer agent and Administrator – U.S. Bank Global Fund Services, the Company’s/Trust’s independent registered public accounting firm, the Company’s/Trust’s custodian, the Company’s/Trust’s legal counsel and the Company’s/Trust’s proxy voting service. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial
57

institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio. Third party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of a Fund/Portfolio only with the permission of the Administrator. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Fund/Portfolio seeking portfolio securities trading suggestions. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Company’s/Trust’s Portfolio Holdings Policies set forth the third parties who receive portfolio holdings information pursuant to ongoing arrangements. Furthermore, the Portfolio Holdings Policies can only be revised by Board approval. The Board will be notified by the Adviser and the Administrator if disclosures are made concerning the Company’s/Trust’s portfolio holdings in contravention of the Company’s/Trust’s Portfolio Holdings Policies.

In determining the existence of a legitimate business purpose, and in order to ensure that the disclosure of the Company’s/Trust’s portfolio holdings is in the best interests of the Company’s/Trust’s shareholders, the following factors, and any additional relevant factors, shall be considered by the Company/Trust or its service providers when disclosing non-public portfolio holdings information to selected third parties: (1) whether the disclosure is consistent with the anti-fraud provisions of the federal securities laws; and (2) avoidance of any conflicts of interest between the interests of the Company’s/Trust’s shareholders and the service providers.

Purchasing Shares

Shares of the Funds are sold in a continuous offering and may be purchased on any business day through authorized investment dealers or directly from the Funds. Shares of the Funds are sold at their NAV plus any applicable sales charge. Except for the Funds themselves (through KFD), only investment dealers that have an effective selling agreement with the Funds are authorized to sell shares of the Funds.

Anti-Money Laundering Program

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and completing a thorough review of all New Account Application Forms. The Funds will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Offering Price of Advisor Class A Shares

A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in the Funds’ Advisor Class Prospectus. All variations described in Appendix A – Financial Intermediary Sales Charge Variations (“Appendix A”) to the Funds’ Advisor Class Prospectus are applied by the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares
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through the financial intermediary identified on Appendix A to the Funds’ Advisor Class Prospectus should read the terms and conditions of Appendix A carefully. A variation that is specific to the financial intermediary is not applicable to shares held directly with the Funds or through another intermediary. Please consult the financial intermediary with respect to any variations listed on Appendix A to the Funds’ Advisor Class Prospectus.

Advisor Class A Shares of the Funds are sold with a maximum front-end sales charge of 5.75%. Using the NAV per share as of April 3, 2023, the maximum offering price of each Fund’s Advisor Class A Shares would be as follows:

Fund	Net Asset Value	Maximum Sales Charge	Offering Price to Public
The Internet Fund	$42.85	5.75%	$45.46
The Global Fund	$8.52	5.75%	$9.04
The Paradigm Fund	$75.92	5.75%	$80.55
The Small Cap Opportunities Fund	$110.40	5.75%	$117.14
The Market Opportunities Fund	$40.20	5.75%	$42.65

The actual sales charge that is paid by an investor on the purchase of Advisor Class A Shares may differ slightly from the sales charge listed above or in the applicable Prospectus due to rounding in the calculations. Contact your broker or dealer for further information.

Advisor Class A Shares – Sales Load Waivers

You will not have to pay a sales charge on purchases of Advisor Class A shares if:

•You are an employee of a broker-dealer or agent that has a selling agreement with the Distributor;
•You buy Advisor Class A shares under a wrap program or other all-inclusive program offered by your broker-dealer or agent; or
•The sales charge is waived by a broker-dealer or agent who has entered into an agreement with the Distributor that allows for load-waived Class A shares purchases.

Please consult your broker-dealer or agent to determine whether you may be eligible for these waivers.

Employees, directors or trustees of the Adviser, KFD, the Company, the Trust or any of their affiliates, and members of the families (including parents, grandparents, siblings, spouses, children, and in-laws) of such entities’ employees, directors or trustees will also not have to pay a sales charge on Advisor Class A shares.

Advisor Class A Shares – Reducing the Sales Charge

Advisor Class A shares of the Funds are sold at their NAV plus a sales charge as described in the Prospectus. Shareholders can reduce the sales charge on purchases of Advisor Class A shares by:

•purchasing larger quantities of shares or putting a number of purchases together to obtain the discounts
•signing a 13-month letter of intent
•using the reinvestment privilege
•making concurrent purchases

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Certain broker-dealers may reduce sales charges under certain circumstances. Consult your broker-dealer. For the variations applicable to shares offered through a financial intermediary, please see “Appendix A – Financial Intermediary Sales Charge Variations” in the Funds’ Advisor Class Prospectus.

Large Purchases and Quantity Discounts. As indicated in the applicable Prospectus, the more Advisor Class A shares a shareholder purchases, the smaller the sales charge per share. Shareholders who purchase $1 million or more worth of Class A shares will pay no initial sales charge. If a shareholder purchases Advisor Class A shares on the same day as his or her spouse or children under 21, all such purchases will be combined in calculating the sales charges.

Also, if shareholders later purchase additional shares of a Fund, the purchases will be added together with the amount already invested in that Fund. For example, if a shareholder already owns shares of a Fund with a value at the current NAV of $40,000 and subsequently purchases $10,000 more of that same Fund at the current NAV, the sales charge on the additional purchase would be 4.75%, not 5.75% as shown in the Prospectus. At the time of purchasing additional purchases, shareholders should inform that Funds in writing that they already own Advisor Class A shares of the Fund.

Signing a Letter of Intent. If investors intend to purchase at least $50,000 of Advisor Class A shares over the next 13 months, they should consider signing a letter of intent (“LOI”) to reduce the sales charge. A letter of intent includes a provision providing for the assessment of the sales charge for each purchase based on the amount you intend to purchase within the 13-month period. It also allows the custodian to hold the maximum sales charge (i.e., 5.75%) in shares in escrow until the purchases are completed. The shares held in escrow in the investor’s account will be released when the 13-month period is over. If the investor does not purchase the amount stated in the letter of intent, the Fund will redeem the appropriate number of escrowed shares to cover the difference between the sales charge paid and the sales charge applicable to the individual purchases had the LOI not been in effect. Any remaining escrow shares will be released from escrow.

The letter of intent does not obligate the investor to purchase shares, but simply allows the investor to take advantage of the lower sales charge applicable to the total amount intended to be purchased. Any shares purchased within 90 days of the date you establish a letter of intent may be used as credit toward fulfillment of the letter of intent, but the reduced sales charge will only apply to new purchases made on or after that date. The investor’s prior trade prices will not be adjusted.

Reinvestment Privilege. If Advisor Class A shares of any of the Funds have been redeemed, the investor has a one‑time right, within 60 days, to reinvest the redemption proceeds at the next‑determined NAV without any sales charge. Shareholders should inform the Funds, in writing, that they are reinvesting so that they will not be overcharged.

Concurrent Purchases. Another way to reduce the sales charge is to combine purchases made at the same time in a Fund and one or more other funds offered by the Company that apply sales charges. For example, if an investor invests $30,000 in Advisor Class A shares of one of the Funds, and $70,000 in Advisor Class A shares of another Fund offered by the Company, the sales charge would be lower. Investors should inform the Funds in writing about the concurrent purchases so that they will not be overcharged.

Broker-Dealer Purchases. Purchases of Advisor Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved through an existing agreement between the investment adviser, broker or financial planner and the Fund’s distributor, and purchases are placed through an omnibus account with the Fund; (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent or (iii) in other
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circumstances at a Fund’s discretion. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

Involuntary Redemptions. The Funds reserve the right to redeem shares of accounts where the account balance is less than $1,000 with respect to the No Load, Advisor Class A and Advisor Class C shares and less than $100,000 with respect to the Institutional Class. See the applicable Prospectus for more information on accounts with low balances.

Exchange Privilege

Shareholders may exchange shares of a Fund for shares of any other Fund offered by the Company. Exercising the exchange privilege is treated as a sale for federal income tax purposes and you may realize short or long‑term capital gains or losses on the exchange. An exchange of Fund shares held for 30 days or less may be subject to a 2.00% redemption fee.

Shareholders may exchange shares by telephone or in writing as follows:

•By Telephone

You may exchange shares by telephone only if the shareholders registered on your account are the same shareholders registered on the account into which you are exchanging. Exchange requests must be received before 4:00 p.m. Eastern Time to be processed that day.

•In Writing

You may send your exchange request in writing. Please provide the Fund name and account number for each of the Funds involved in the exchange and make sure the letter of instruction is signed by all shareholders on the account.

Generally, you may only exchange No Load shares for No Load shares, Institutional Class shares for Institutional Class shares, Advisor Class A shares for Advisor Class A shares and Advisor Class C shares for Advisor Class C shares. In all cases involving Advisor Class A share exchanges, shareholders will be required to pay a sales charge only once, assuming they are not eligible for a sales charge waiver.

NOTE: The Funds may modify or terminate the exchange privilege at any time upon 60 days’ prior notice to shareholders. Investors may have difficulty making exchanges by telephone through brokers or banks during times of drastic market changes. If you cannot contact your broker or bank by telephone, you should send your request in writing via overnight mail.

Stock Certificates and Confirmations

The Funds do not intend to issue stock certificates representing shares purchased. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Funds to the shareholder’s address of record.

Special Incentive Programs

At various times the Funds may implement programs under which a dealer’s sales force may be eligible to (a) win nominal awards for certain sales efforts or as part of recognition programs conforming to criteria established by the Funds, or (b) participate in sales programs sponsored by the Funds. In addition, the Adviser, in its discretion,
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may from time to time, pursuant to objective criteria established by the Adviser, sponsor programs designed to reward selected dealers for certain services or activities that are primarily intended to result in the sale of shares of the Funds. These programs will not change the price you pay for your shares or the amount that the Fund will receive from such sale.

Investing Through Authorized Brokers or Dealers

The Funds may authorize one or more brokers to accept purchase orders on a shareholder’s behalf. Brokers are authorized to designate intermediaries to accept orders on the Funds’ behalf. An order is deemed to be received when an authorized broker or agent accepts the order. Orders will be priced at the Funds’ NAV next computed after they are accepted by an authorized broker or agent.

For all classes other than the Institutional Class, if any authorized dealer receives an order of at least $1,000, the dealer may contact the Funds directly. Orders received by dealers by the close of trading on the NYSE on a business day that are transmitted to the Funds by 4:00 p.m. Eastern Time on that day will be effected at the NAV per share determined as of the close of trading on the NYSE on that day. Otherwise, the orders will be effected at the next determined NAV. It is the dealer’s responsibility to transmit orders so that they will be received by the Distributor before 4:00 p.m. Eastern Time.

Redemption of Shares

To redeem shares, shareholders may send a written request in “good order” to:

Kinetics Mutual Funds, Inc.
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
1-800-930-3828

A written request in “good order” to redeem shares must include:

•the shareholder’s name,
•the name of the Fund;
•the account number;
•the share or dollar amount to be redeemed; and
•signatures by all shareholders on the account.

The proceeds will be wired to the bank account of record or sent to the address of record within seven days.

If shareholders request redemption proceeds be sent to an address other than that on record with the Funds or proceeds be made payable other than to the shareholder(s) of record, the written request must have signatures guaranteed by:

•a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation (“FDIC”);
•a member of the New York, Boston, American, Midwest, or Pacific Stock Exchange;
•a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or
•any other “eligible guarantor institution” as defined in the Securities Exchange Act of 1934.

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The Funds do not accept signatures guaranteed by a notary public.

The Funds and their transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and their transfer agent reserve the right to amend these standards at any time without notice.

Redemption Fees

The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment. The Funds are not designed for short-term traders.

For these reasons, the Funds assess a 2.00% fee on the redemption or exchange of Fund shares held for 30 days or less. These fees will be paid to the Funds to help offset transaction costs. Each Fund reserves the right to waive the redemption fee, subject to its sole discretion in instances it deems not to be disadvantageous to the Fund.

The Funds will use the first-in, first-out (“FIFO”) method to determine the 30-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is 30 days or less, the redemption fee will be assessed using the current NAV of those shares. The redemption fee will be applied on redemptions and exchanges of each investment made by a shareholder that does not remain in a Fund for a 30-day period from the date of purchase.

The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Funds’ systematic programs, as these transactions are typically de minimis. This fee will also not be assessed to the participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Funds in an omnibus account. The redemption fee will also not be assessed to accounts of the Adviser or its affiliates used to capitalize the Funds as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemptions to avoid adverse effects to the Funds. In addition, the Funds are authorized to waive redemption fees for redemptions to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions. Although frequent purchases and redemptions of Fund shares are generally permitted, the Funds only intend to waive redemption fees for redemptions the Funds reasonably believe do not raise frequent trading or market timing concerns.

Brokerage

Each Portfolio’s assets are invested by the Adviser in a manner consistent with the Portfolio’s investment objective, strategies, policies and restrictions and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of each Portfolio.

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions may involve the payment by the Adviser, on behalf of the Portfolios, of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over‑the‑counter markets, but the price paid by the Adviser usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid
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by the Adviser on behalf of the Portfolios includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

U.S. government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

In placing orders for the purchase and sale of portfolio securities for the Portfolios, the Adviser seeks to obtain the best price and execution, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. For securities traded in the over-the-counter markets, the Adviser deals directly with the dealers who make markets in these securities unless better prices and execution are available elsewhere. The Adviser negotiates commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Adviser generally seeks reasonably competitive commission rates, the Portfolios do not necessarily pay the lowest commissions available. The Trust’s Board of Trustees and the Company’s Board of Directors periodically review the commission rates and allocation of orders.

When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both orally and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Portfolios from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts that they manage, as opposed to solely benefiting one specific managed fund or account.

The Trust, on behalf of a Portfolio, may also enter into arrangements, commonly referred to as “broker/service arrangements” with broker-dealers pursuant to which a broker-dealer agrees to pay the cost of certain products or services provided to the Portfolio in exchange for fund brokerage. Under a typical brokerage/service arrangement, a broker agrees to pay a portion of the Portfolio’s custodian, administrative or transfer agency fees, and, in exchange, the Portfolio agrees to direct a minimum amount of brokerage to the broker. The Adviser, on behalf of the Trust/Company, usually negotiates the terms of the contract with the service provider, which is paid directly by the broker.

The Portfolios may direct certain portfolio trades to unaffiliated brokers who pay a portion of the commissions for those trades in cash to the applicable Portfolio that generated the commission.

From time-to-time, the Adviser may effect transactions in portfolio securities with executing brokers that may also promote or sell shares of the Funds/Portfolios (“selling brokers”) pursuant to policies adopted by the Company’s/Trust’s Board of Directors/Trustees. These policies provide that the Adviser shall not (i) take into consideration the promotion or sale of the Funds’/Portfolios’ shares as a factor in selecting executing brokers for the Funds/Portfolios, (ii) enter into an arrangement or understanding (whether oral or written) pursuant to which the Adviser directs, or is expected to direct, portfolio securities transactions or any other remuneration (as described below) to any broker or dealer in consideration for the promotion or sale of the Funds/Portfolios, and (iii) enter into a “step out” or any other type of arrangement under which a portion of the Funds’/Portfolios’ commission is directed to the selling brokers for the purpose of compensating such brokers for promoting or selling shares of the Funds/Portfolios. This prohibition applies to all transactions whether such transaction
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involves a commission, mark-up, mark down, other fee or portion of another fee paid or to be paid from a transaction effected through an executing broker.

The same security may be suitable for a Portfolio, another Portfolio of the Trust or other private accounts managed by the Adviser. If and when a Portfolio and two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Portfolio and the accounts. The simultaneous purchase or sale of the same securities by the Portfolio and other accounts may have a detrimental effect on the Portfolio, as this may affect the price paid or received by the Portfolio or the size of the position obtainable or able to be sold by the Portfolio.

All brokerage commissions are reflected at the Portfolio level. The following table represents the total brokerage commissions paid by the Portfolios for the years ended December 31, 2022, 2021, and 2020, respectively:

Total Brokerage Commissions Paid	2022	2021	2020
The Internet Portfolio	$13,768	$6,057	$533
The Global Portfolio	$6,743	$1,140	$1,015
The Paradigm Portfolio	$4,341	$5,994	$18,991
The Small Cap Opportunities Portfolio	$26,727	$13,501	$21,484
The Market Opportunities Portfolio	$9,044	$1,696	$1,334
The Multi-Disciplinary Income Portfolio	$0	$0	$12

Taxes

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisor with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

Federal – General Information

Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each of the Funds generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

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Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its net tax-exempt income, if any, for the year.

Each Fund intends to comply with this distribution requirement. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

Each of the Funds invests all of its assets in and derives all of its income from a corresponding master portfolio. Each master portfolio is treated as a partnership for federal tax purposes, and each Fund will be treated as recognizing an allocable share of the income, gain, loss, deduction and credit of the master portfolio in which it invests. For purposes of the income and diversification requirements, a Fund will be treated as receiving its allocable share of items of income and gain of the master portfolio and as owning its allocable share of a master portfolio’s assets. Thus, a Fund’s ability to satisfy the income and diversification requirements depends upon the character of a master portfolio’s income and assets. Each master portfolio intends to invest its assets so that its Fund investors will satisfy the income and diversification requirements.

If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Taxation of Certain Financial Instruments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by a master portfolio, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. The tax consequences of such transactions and investments will pass through to each Fund and may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

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In addition, in the case of any shares of a PFIC in which any master portfolio invests, a Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if a master portfolio fails to make an election to recognize income annually during the period of its ownership of the shares of the PFIC.

Capital Loss Carryforwards

At December 31, 2022, the Funds had no accumulated net realized capital loss carryforwards that will expire in 2023.
At December 31, 2022, the Funds had the following short-term and long-term capital loss carryforwards without expiration.

Capital Loss Carryforward
	Short-Term	Long-Term	Total
The Internet Fund	$—	$—	$—
The Global Fund	—	—	—
The Paradigm Fund	—	—	—
The Small Cap Opportunities Fund	(1,299,686)	(5,123,807)	(6,423,493)
The Market Opportunities Fund	—	—	—
The Multi-Disciplinary Income Fund	(13,004)	(3,651,666)	(3,664,670)
State and Local Taxes

Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund could be subject to the tax laws of such states or localities.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, serves as the Funds’ independent registered public accounting firm. Its services include an audit of the Funds’ financial statements and the performance of other related audit and tax services.

Financial Statements

The Funds’ annual report to shareholders for the fiscal year ended December 31, 2022 has been filed with the SEC. The financial statements, notes thereto and Report of Independent Registered Public Accounting Firm included in the Annual Report are incorporated by reference into this SAI, or by following the hyperlink to the Annual Report.

Financial statements certified by the Funds’ independent registered public accounting firm will be submitted to shareholders at least annually.

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APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
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“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.[1] Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

1 A long-term rating can also be used to rate an issue with short maturity.

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The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

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“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

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Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

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“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three
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categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

• Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

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“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
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Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market.
Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

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